EXHIBIT 10.4

EXECUTION VERSION

FIRST AMENDMENT TO THE

RECEIVABLES FINANCING AGREEMENT

This FIRST AMENDMENT TO THE RECEIVABLES FINANCING AGREEMENT (this “Amendment”), dated as of October 6, 2022, is entered into by and among the following parties:

(i) WORTHINGTON RECEIVABLES COMPANY, LLC, as Borrower;

(ii) PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator and a Lender;

(iii) WORTHINGTON INDUSTRIES, INC., as initial Servicer; and

(iv) PNC CAPITAL MARKETS LLC, as Structuring Agent.

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Financing Agreement described below.

BACKGROUND

A.
The parties hereto are parties to the Receivables Financing Agreement, dated as of May 19, 2022 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Financing Agreement”).
B.
The parties hereto desire to amend the Receivables Financing Agreement as set forth herein.

NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

SECTION 1.
Amendment to the Receivables Financing Agreement. The Receivables Financing Agreement is hereby amended to delete all the stricken red text (indicated textually in the manner as the following example: ~~red text~~) and to add all underlined blue text (indicated textually in the same manner as the following example: blue text) as reflected in the blackline attached as Exhibit A hereto.
SECTION 1.
Representations and Warranties of the Borrower and the Servicer. The Borrower and the Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:
(a)
Representations and Warranties. The representations and warranties made by it in the Receivables Financing Agreement and each of the other Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof and after giving effect to this Amendment.

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(b)
Enforceability. The execution, delivery and performance by it of this Amendment, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action, and each of this Amendment and the Receivables Financing Agreement (as amended hereby) constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws from time to time in effect affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(c)
No Event of Default. No Event of Default or Unmatured Event of Default has occurred and is continuing after giving effect to this Amendment, or would occur as a result of this Amendment or the transactions contemplated hereby.
SECTION 2.
Effect of Amendment; Ratification. All provisions of the Receivables Financing Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Financing Agreement (or in any other Transaction Document) to “this Receivables Financing Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Financing Agreement shall be deemed to be references to the Receivables Financing Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Financing Agreement other than as set forth herein. It is the intent of the parties hereto, and the parties hereto agree, that this Amendment shall not constitute a novation of the Receivables Financing Agreement, any other Transaction Document or any of the rights, obligations or liabilities thereunder. The Receivables Financing Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.
SECTION 1.
Effectiveness. This Amendment shall become effective as of the date hereof, subject to the conditions precedent that the Administrator shall have received the following:
(a)
counterparts to this Amendment executed by each of the parties hereto; and
(b)
a pro forma Information Package, in form and substance satisfactory to the Administrator and prepared after giving effect to this Amendment and the transactions contemplated hereby.
SECTION 2.
Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 3.
Transaction Document. This Amendment shall be a Transaction Document for purposes of the Receivables Financing Agreement.

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SECTION 4.
Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart. The words “execution”, “executed”, “signed”, “signature”, and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 5.
GOVERNING LAW AND JURISDICTION.
(a)
THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(b)
EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE BORROWER AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE BORROWER, THE SERVICER OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS SECTION 8 SHALL AFFECT THE RIGHT OF THE ADMINISTRATOR OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH OF THE BORROWER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
SECTION 6.
Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Financing Agreement or any provision hereof or thereof.

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[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

WORTHINGTON RECEIVABLES COMPANY, LLC /s/ Marcus Rogier Printed Name: Marcus Rogier Title: Treasurer

WORTHINGTON INDUSTRIES, INC., as initial Servicer /s/ Marcus Rogier Printed Name: Marcus Rogier Title: Treasurer

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PNC BANK, NATIONAL ASSOCIATION, as Administrator /s/ Michael Brown Printed Name: Michael Brown Title: Executive Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender /s/ Michael Brown Printed Name: Michael Brown Title: Executive Vice President
PNC CAPITAL MARKETS LLC, as Structuring Agent /s/ Michael Brown Printed Name: Michael Brown Title: Executive Vice President

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EXHIBIT A to Amendment No.1, dated October 6, 2022

RECEIVABLES FINANCING AGREEMENT

Dated as of May 19, 2022

by and among

WORTHINGTON RECEIVABLES COMPANY, LLC,
as Borrower,

THE PERSONS FROM TIME TO TIME PARTY HERETO,
as Lenders,

PNC BANK, NATIONAL ASSOCIATION,
as Administrator,

WORTHINGTON INDUSTRIES, INC.,
as initial Servicer,

and

PNC CAPITAL MARKETS LLC,
as Structuring Agent

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i

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ii

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EXHIBITS

EXHIBIT A	–	Form of Loan Request
EXHIBIT B	–	Form of Reduction Notice
EXHIBIT C	–	Form of Assignment and Acceptance Agreement
EXHIBIT D	–	[Reserved]
EXHIBIT E	–	Credit and Collection Policy
EXHIBIT F	–	Form of Information Package
EXHIBIT G	–	Form of Compliance Certificate
EXHIBIT H	–	Closing Memorandum

SCHEDULES

SCHEDULE I	–	Commitments
SCHEDULE II	–	Lock-Boxes, Lock-Box Accounts and Lock-Box Account Banks
SCHEDULE III	–	Notice Addresses

iii

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This RECEIVABLES FINANCING AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is entered into as of May 19, 2022, by and among the following parties:

(i) WORTHINGTON RECEIVABLES COMPANY, LLC, a Delaware limited liability company, as Borrower (together with its successors and assigns, the “Borrower”);

(ii) the Persons from time to time party hereto as Lenders;

(iii) PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator;

(iv) WORTHINGTON INDUSTRIES, INC., an Ohio corporation, in its individual capacity (“Worthington”) and as an initial Servicer (in such capacity, together with its successors and assigns in such capacity, the “Servicer”); and

(v) PNC CAPITAL MARKETS LLC, a Pennsylvania limited liability company, as Structuring Agent.

PRELIMINARY STATEMENTS

The Borrower has acquired, and will acquire from time to time, Receivables from the Originator(s) pursuant to the Sale Agreement. The Borrower has requested that the Lenders make Loans from time to time to the Borrower, on the terms, and subject to the conditions set forth herein, secured by, among other things, the Receivables.

In consideration of the mutual agreements, provisions and covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS
SECTION 1.01
Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Accrual Period” means, with respect to each Loan, (a) prior to the Monthly Settlement Date occurring in October 2022, the Prior Accrual Period, (b) the Stub Period and (c) beginning on November 1, 2022, (i) before the Termination Date: (A) initially, the period commencing on the date such Loan is made pursuant to Section 2.01 and ending on (but not including) the last day of the Fiscal Month during which such Loan is made and (B) thereafter, each Fiscal Month and (ii) on and after the Termination Date or if an Event of Default has occurred and is continuing, such period (including a period of one day) selected from time to time by the Administrator (with the consent or at the direction of the Majority Lenders), or, in the absence of such selection, each calendar month.

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“Administrator” means PNC, in its capacity as contractual representative for the Credit Parties, and any successor thereto in such capacity appointed pursuant to Article XI or Section 14.03(f).

“Adverse Claim” means a lien, security interest or other charge or encumbrance, or any other type of preferential arrangement; it being understood that any thereof in favor of the Administrator (for the benefit of the Lenders) shall not constitute an Adverse Claim.

“Advisors” has the meaning set forth in Section 14.06(c).

“Affected Person” means each Credit Party and each of their respective Affiliates.

“Affiliate” means, as to any Person: (a) any Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person, or (b) who is a director or officer: (i) of such Person or (ii) of any Person described in clause (a). For purposes of this definition, control of a Person shall mean the power, direct or indirect: (x) to vote 25% or more of the securities having ordinary voting power for the election of directors of such Person, or (y) to direct or cause the direction of the management and policies of such Person, in either case whether by ownership of securities, contract, proxy or otherwise.

“Aggregate Interest” means, at any time of determination, the aggregate accrued and unpaid Interest on the Loans of all Lenders at such time.

“Aggregate Principal” means, at any time of determination, the aggregate outstanding Principal of all Lenders at such time.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010, and any other similar anti-corruption Laws or regulations administered or enforced in any jurisdiction in which the Parent or any of its Subsidiaries conduct business.

“Anti-Terrorism Law” means any Law in force or hereinafter enacted related to terrorism, money laundering, or economic sanctions, including the Bank Secrecy Act, 31 U.S.C. § 5311 et seq., the USA PATRIOT Act, the International Emergency Economic Powers Act, 50 U.S.C. 1701, et seq., the Trading with the Enemy Act, 50 U.S.C. App. 1, et seq., 18 U.S.C. § 2332d, and 18 U.S.C. § 2339B.

“Applicable Law” means, with respect to any Person, (x) all provisions of law, statute, treaty, ordinance, rule, regulation, requirement, restriction, permit, certificate, decision, directive or order of any Governmental Authority applicable to such Person or any of its property and (y) all judgments, injunctions, orders, writs, decrees and awards of all courts and arbitrators in proceedings or actions in which such Person is a party or by which any of its property is bound. For the avoidance of doubt, FATCA shall constitute an “Applicable Law” for all purposes of this Agreement.

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“Assignment and Acceptance Agreement” means an assignment and acceptance agreement entered into by a Lender, an Eligible Assignee and the Administrator, and, if required, the Borrower, pursuant to which such Eligible Assignee may become a party to this Agreement, in substantially the form of Exhibit C hereto.

“Attorney Costs” means and includes all reasonable and documented out of pocket fees, costs, expenses and disbursements of any law firm or other external counsel.

“Bankruptcy Code” means the United States Bankruptcy Reform Act of 1978 (11 U.S.C. § 101, et seq.), as amended from time to time.

“Base Rate” means, for any day, a rate per annum equal to the highest of (a) the Overnight Bank Funding Rate in effect on such day plus 0.50%, (b) the Prime Rate in effect on such day and (c) Daily Simple SOFR in effect on such day plus 1.00%. Any change in the Base Rate due to a change in the Overnight Bank Funding Rate, the Prime Rate or Daily Simple SOFR shall be effective from and including the effective date of such change in the Overnight Bank Funding Rate, the Prime Rate or the Daily Simple SOFR, respectively.

“Base Rate Option” means the option of the Borrower to have Loans bear interest at the rate and under the terms specified in Section 3.01(a)(ii)(B).

“Benchmark Replacement” has the meaning set forth in Section 3.04(d).

“Beneficial Owner” means, for the Borrower, each of the following: (a) each individual, if any, who, directly or indirectly, owns 25% or more of the Borrower’s Capital Stock; and (b) a single individual with significant responsibility to control, manage, or direct the Borrower.

“Benefit Plan” means any employee benefit pension plan as defined in Section 3(2) of ERISA in respect of which the Borrower, any Originator, Worthington or any ERISA Affiliate is, or at any time during the immediately preceding six years was, an “employer” as defined in Section 3(5) of ERISA.

“Bloomberg” means Bloomberg Index Services Limited (or a successor administrator).

“Borrower” has the meaning specified in the preamble to this Agreement.

“Borrower Indemnified Amounts” has the meaning set forth in Section 13.01(a).

“Borrower Indemnified Party” has the meaning set forth in Section 13.01(a).

“Borrower Obligations” means all present and future indebtedness, reimbursement obligations, and other liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of the Borrower to any Credit Party, Borrower Indemnified Party and/or any Affected Person, arising under or in connection with this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby, and shall include all Principal and Interest on the Loans, all Fees and all other amounts due or to become due under the Transaction Documents (whether in respect of fees, costs, expenses, indemnifications or otherwise), including interest, fees and other obligations that accrue

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after the commencement of any Insolvency Proceeding with respect to the Borrower (in each case whether or not allowed as a claim in such proceeding).

“Borrower-Related Party” means each of Borrower, the Servicer, the Performance Guarantor, the Parent or any Originator.

“Borrowing Base” means, at any time of determination, the amount equal to the lesser of (a) the Facility Limit and (b) the amount equal to (i) the Net Receivables Pool Balance at such time, minus (ii) the Total Reserves at such time.

“Borrowing Base Deficit” means, at any time of determination, the amount, if any, by which (a) the Aggregate Principal at such time, exceeds (b) the Borrowing Base at such time.

“Borrowing Tranche” means specified portions of Loans consisting of simultaneous loans of the same Type, and in the case of Term Rate Loans, having the same Interest Period. For the avoidance of doubt, Daily Rate Loans of the same Type shall be considered one Borrowing Tranche.

“Breakage Fee” means (i) for any Interest Period for which Interest is computed by reference to Term SOFR and a reduction of Principal is made for any reason on any day other than the last day of the related Interest Period or (ii) to the extent that the Borrower shall for any reason, fail to borrow on the date specified by the Borrower in connection with any request for funding pursuant to Article II of this Agreement, the amount, if any, by which (A) the additional Interest (calculated without taking into account any Breakage Fee or any shortened duration of such Interest Period pursuant to the definition thereof) which would have accrued during such Interest Period on the reductions of Principal relating to such Interest Period had such reductions not been made (or, in the case of clause (ii) above, the amounts so failed to be borrowed or accepted in connection with any such request for funding by the Borrower), exceeds (B) the income, if any, received by the applicable Lender from the investment of the proceeds of such reductions of Principal (or such amounts failed to be borrowed by the Borrower). A certificate as to the amount of any Breakage Fee (including the computation of such amount) shall be submitted by the affected Lender to the Borrower and shall be conclusive and binding for all purposes, absent manifest error.

“Business Day” means any day other than (a) a Saturday, (b) Sunday or (c) a legal holiday on which commercial banks are authorized or required to be closed, or are in fact closed, for business in Pittsburgh, Pennsylvania; provided that, when used in connection with an amount that bears interest at a rate based on SOFR or any direct or indirect calculation or determination of SOFR, the term “Business Day” means any such day that is also a U.S. Government Securities Business Day.

“Capital Stock” means, with respect to any Person, any and all common shares, preferred shares, interests, participations, rights in or other equivalents (however designated) of such Person’s capital stock, partnership interests, limited liability company interests, membership interests or other equivalent interests and any rights (other than debt securities convertible into or exchangeable for capital stock), warrants or options exchangeable for or convertible into such capital stock or other equity interests.

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“Certificate of Beneficial Ownership” means, for the Borrower, a certificate in form and substance acceptable to the Administrator (as amended or modified by the Administrator from time to time in its sole discretion), certifying, among other things, the Beneficial Owner of the Borrower.

“Change in Control” means the occurrence of any of the following:

(a) Worthington Steel Company ceases to own, directly, 100% of the issued and outstanding Capital Stock and all other equity interests of the Borrower free and clear of all Adverse Claims;

(b) the Parent ceases to own, directly or indirectly, 100% of the issued and outstanding Capital Stock, membership interests or other equity interests of any Originator; or

(c) with respect to Worthington:

(i) any “person” or “group” (within the meaning of Section 13(d) and 14(d) of the Exchange Act) (other than the spouses, siblings, descendants, spouses of any such siblings or descendants, trusts created exclusively for the benefit of such Persons, executors, administrators, guardians, or conservators of the estate of John H. McConnell, John P. McConnell, their respective Affiliates and Associates (as defined in Rule 12b-2 under the Exchange Act), or a group which the foregoing are a principal participant, or any profit sharing, employee stock ownership or other employee benefit plan of Worthington or any Subsidiary of Worthington or any trustee or fiduciary with respect to any such plan when acting in such capacity) has become the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have “beneficial ownership” of all securities that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), by way of merger, consolidation or otherwise, of 30% or more of the Capital Stock of Worthington on a fully-diluted basis after giving effect to the conversion and exercise of all outstanding Equity Equivalents (whether or not such Equity Equivalents are then currently convertible or exercisable); or

(ii) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of Worthington cease to be composed of individuals (A) who were members of that board or equivalent governing body on the first day of such period, (B) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (ii)(A) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (C) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (ii)(A) and (B) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

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“Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to the agreements reached by the Basel Committee on Banking Supervision in “Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems”, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Closing Date” means May 19, 2022.

“Collateral” has the meaning set forth in Section 5.04(a).

“Collections” means, with respect to any Pool Receivable: (a) all funds that are received by any Originator, the Borrower, the Servicer or any other Person on their behalf in payment of any amounts owed in respect of such Pool Receivable (including purchase price, service charges, finance charges, interest, fees and all other charges), or applied to amounts owed in respect of such Pool Receivable (including insurance payments, proceeds of drawings under supporting letters of credit and net proceeds of the sale or other disposition of repossessed goods or other collateral or property of the related Obligor or any other Person directly or indirectly liable for the payment of such Pool Receivable and available to be applied thereon), (b) all Deemed Collections, (c) all proceeds of all Related Security with respect to such Pool Receivable and (d) all other proceeds of such Pool Receivable.

“Commitment” means, with respect to any Lender, the maximum aggregate amount of Principal which such Person is obligated to lend or pay hereunder on account of all Loans, on a combined basis, as set forth on Schedule I or other agreement pursuant to which it became a Lender, as such amount may be modified in connection with any subsequent assignment pursuant to Section 14.03 or in connection with a reduction in the Facility Limit pursuant to Section 2.02(e). If the context so requires, “Commitment” also refers to a Lender’s obligation to make Loans hereunder in accordance with this Agreement.

“Company Note” has the meaning set forth in Section 3.1 of the Sale Agreement.

“Concentration Percentage” means (a) for any Group A Obligor, 20.0%, (b) for any Group B Obligor, 15.0%, (c) for any Group C Obligor, 10.0% and (d) for any Group D Obligor, 4.0%.

“Concentration Reserve Percentage” means, at any time of determination, the largest of: (a) the sum of the five (5) largest Obligor Percentages of the Group D Obligors, (b) the sum of the three (3) largest Obligor Percentages of the Group C Obligors, (c) the sum of the two (2) largest Obligor Percentages of the Group B Obligors and (d) the largest Obligor Percentage of the Group A Obligors.

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“Conforming Changes” means, with respect to Term SOFR, Daily Simple SOFR or any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Accrual Period,” the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrator decides may be appropriate to reflect the adoption and implementation of Term SOFR, Daily Simple SOFR or such Benchmark Replacement and to permit the administration thereof by the Administrator in a manner substantially consistent with market practice (or, if the Administrator decides that adoption of any portion of such market practice is not administratively feasible or if the Administrator determines that no market practice for the administration of Term SOFR, Daily Simple SOFR or the Benchmark Replacement exists, in such other manner of administration as the Administrator decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents).

“Contract” means, with respect to any Receivable, any and all contracts, instruments, agreements, leases, invoices, notes or other writings pursuant to which such Receivable arises or that evidence such Receivable or under which an Obligor becomes or is obligated to make payment in respect of such Receivable.

“Covered Entity” means (a) each Borrower-Related Party and its respective Subsidiaries, and (b) each Person that, directly or indirectly, controls a Person described in clause (a) above. For purposes of this definition, control of a Person means the direct or indirect (x) ownership of, or power to vote, 25% or more of the issued and outstanding equity interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person, or (y) power to direct or cause the direction of the management and policies of such Person whether by ownership of equity interests, contract or otherwise.

“Credit and Collection Policy” means, as the context may require, those receivables credit and collection policies and practices of the Originators and of Worthington in effect on the Closing Date and described in Exhibit E, as modified in compliance with this Agreement.

“Credit Extension” means the making of any Loan.

“Credit Party” means each Lender, the Structuring Agent and the Administrator.

“Cut-off Date” has the meaning set forth in the Sale Agreement.

“Daily Rate Loan” means a Loan that bears interest at a rate based on the (i) Base Rate or (ii) Daily Simple SOFR.

“Daily Rate Loan Option” means the option of the Borrower to have Loans bear interest at the rate and under the terms specified in Section 3.01(a)(ii).

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“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), the sum of (a) the SOFR Adjustment, plus (b) the interest rate per annum determined by the Administrator by dividing (the resulting quotient rounded upwards, at the Administrator’s discretion, to the nearest 1/100th of 1%) (A) SOFR for the day (the “SOFR Determination Date”) that is two (2) Business Days prior to (i) such SOFR Rate Day if such SOFR Rate Day is a Business Day or (ii) the Business Day immediately preceding such SOFR Rate Day if such SOFR Rate Day is not a Business Day, by (B) a number equal to 1.00 minus the SOFR Reserve Percentage, in each case, as such SOFR is published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source identified by the Federal Reserve Bank of New York or its successor administrator for the secured overnight financing rate from time to time. If Daily Simple SOFR as determined above would be less than the SOFR Floor, then Daily Simple SOFR shall be deemed to be the SOFR Floor. If SOFR for any SOFR Determination Date has not been published or replaced with a Benchmark Replacement by 5:00 p.m. (Pittsburgh, Pennsylvania time) on the second Business Day immediately following such SOFR Determination Date, then SOFR for such SOFR Determination Date will be SOFR for the first Business Day preceding such SOFR Determination Date for which SOFR was published in accordance with the definition of “SOFR”; provided that SOFR determined pursuant to this sentence shall be used for purposes of calculating Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days. If and when Daily Simple SOFR as determined above changes, any applicable rate of interest based on Daily Simple SOFR will change automatically without notice to the Borrower, effective on the date of any such change.

“Daily Simple SOFR Option” means the option of the Borrower to have Loans bear interest at the rate and under the terms specified in Section 3.01(a)(ii)(A).

“Days’ Sales Outstanding” means, for any Fiscal Month, an amount computed as of the last day of such Fiscal Month equal to: (a) the average of the aggregate Outstanding Balance of all Pool Receivables as of the last day of each of the three most recent Fiscal Months ended on the last day of such Fiscal Month, divided by (b) (i) the aggregate initial Outstanding Balance of all Pool Receivables generated by the Originators during the three most recent Fiscal Months ended on the last day of such Fiscal Month, divided by (ii) 90.

“Debt” means: (a) indebtedness for borrowed money, (b) obligations evidenced by bonds, debentures, notes or other similar instruments, (c) obligations to pay the deferred purchase price of property or services, (d) obligations as lessee under leases that shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, and (e) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (d).

“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar Applicable law providing for debtor relief in the United States or other applicable jurisdictions from time to time in effect.

“Deemed Collections” has the meaning set forth in Section 4.01(d).

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“Default Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100th of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of each Fiscal Month by dividing: (a) the aggregate Outstanding Balance of all Pool Receivables that became Defaulted Receivables during such Fiscal Month, by (b) the aggregate initial Outstanding Balance of all Pool Receivables generated by the Originators during the month that is five (5) Fiscal Months before such Fiscal Month.

“Defaulted Receivable” means a Receivable (without duplication):

(a) as to which any payment, or part thereof, remains unpaid for more than 120 days, in each case from the due date for such payment; or

(b) without duplication (i) as to which an Insolvency Proceeding shall have occurred with respect to the Obligor thereof or any other Person obligated thereon or owning any Related Security with respect thereto, (ii) that has been charged-off as uncollectible or (iii) that should have been charged-off as uncollectible pursuant to the Credit and Collection Policy.

The “Outstanding Balance” of any Defaulted Receivable shall be determined without regard to any credit memos or credit balances.

“Defaulting Lender” means any Lender that (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans or (ii) pay over to the Borrower any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrator in writing that such failure is the result of such Lender's good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender's good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit or (c) has failed, within three (3) Business Days after request by the Borrower, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon the Borrower’s receipt of such certification.

“Delinquency Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of each calendar month by dividing: (a) the aggregate Outstanding Balance of all Pool Receivables that were Delinquent Receivables (excluding Steel Surcharge Receivables and amounts reported by the Servicer as inputs to the Information Package as charge-backs and disputed receivables) on such day by (b) the aggregate Outstanding Balance of all Pool Receivables on such day.

“Delinquent Receivable” means a Receivable (a) as to which any payment, or part thereof, remains unpaid for more than 90 days from the due date for such payment or (b) without

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duplication, which has been (or consistent with the Credit and Collection Policy, would be) classified as a Delinquent Receivable by the applicable Originator. The “Outstanding Balance” of any Delinquent Receivable shall be determined without regard to any credit memos or credit balances.

“Dilution Horizon Ratio” means, for any Fiscal Month, the ratio (expressed as a percentage and rounded to the nearest 1/100th of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of such Fiscal Month by dividing: (a) the sum of (i) the aggregate initial Outstanding Balance of all Pool Receivables generated by the Originators during such Fiscal Month, plus (ii) 50% of the aggregate initial Outstanding Balance of all Pool Receivables generated by the Originators during the preceding Fiscal Month, by (b) the Net Receivables Pool Balance as of the last day of such Fiscal Month. Within thirty (30) days of the completion and the receipt by the Administrator of the results of any annual audit or field exam of the Receivables and the servicing and origination practices of the Servicer and the Originators, the numerator of the Dilution Horizon Ratio may be adjusted by the Administrator upon not less than ten (10) Business Days’ notice to the Borrower to reflect such number of Fiscal Months as the Administrator reasonably believes best reflects the business practices of the Servicer and the Originators and the actual amount of dilution and Deemed Collections that occur with respect to Pool Receivables based on the weighted average dilution lag calculation completed as part of such audit or field exam.

“Dilution Ratio” means, for any Fiscal Month, the ratio (expressed as a percentage and rounded to the nearest 1/100th of 1%, with 5/1000th of 1% rounded upward), computed as of the last day of each Fiscal Month by dividing: (a) the aggregate amount of Deemed Collections during such Fiscal Month, by (b) the aggregate initial Outstanding Balance of all Pool Receivables generated by the Originators during the prior Fiscal Month.

“Dilution Reserve Percentage” means, at any time of determination, the product (expressed as a percentage and rounded to the nearest 1/100th of 1%, with 5/1000th of 1% rounded upward) of (a) the Dilution Horizon Ratio, multiplied by (b) the sum of (x) 2.25 times the average of the Dilution Ratios for the twelve (12) most recent Fiscal Months and (y) the Dilution Volatility Component.

“Dilution Volatility Component” means, for any Fiscal Month, the product (expressed as a percentage) and rounded to the nearest 1/100th of 1%, with 5/1000th of 1% rounded upward) of:

(a) the positive difference, if any, between: (i) the highest Dilution Ratio for any Fiscal Month during the twelve (12) most recent Fiscal Months and (ii) the average of the Dilution Ratios for such twelve (12) Fiscal Months; multiplied by

(b) the quotient of (i) the highest Dilution Ratio for any Fiscal Month during the twelve (12) most recent Fiscal Months divided by (ii) the average of the Dilution Ratios for such twelve (12) Fiscal Months.

“Dollars” and “$” each mean the lawful currency of the United States of America.

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“Eligible Assignee” means (i) any Lender or any of its Affiliates, (ii) any Person managed by a Lender or any of its Affiliates and (iii) any other financial or other institution. “Eligible Assignee” shall not include (a) a natural person or (b) a company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof.

“Eligible Foreign Obligor” means an Obligor which is a resident of any country (other than the United States of America or Canada) that is both (i) not a Sanctioned Jurisdiction and (ii) is an OECD Country.

“Eligible Receivable” means, at any time, a Pool Receivable:

(a)
the Obligor of which is (i) a United States resident, a resident of Canada or an Eligible Foreign Obligor, (ii) neither (x) a Governmental Authority, nor (y) a Sanctioned Person, (iii) not subject to any Insolvency Proceeding, (iv) not an Excluded Obligor and (v) not an Affiliate of Worthington;
(a)
that is denominated and payable only in Dollars in the United States;
(b)
that does not have a stated maturity which is more than 120 days after the original invoice date of such Receivable;
(c)
that arises under a duly authorized Contract for the sale and delivery of goods and services in the ordinary course of an Originator’s business;
(d)
that arises under a duly authorized Contract that is in full force and effect and that is a legal, valid and binding obligation of the related Obligor, enforceable against such Obligor in accordance with its terms;
(e)
that conforms in all material respects with all Applicable Laws, rulings and regulations in effect;
(f)
that is not the subject of any asserted dispute, offset, hold back defense, Adverse Claim or other claim;
(g)
that satisfies all applicable requirements of the applicable Credit and Collection Policy;
(h)
that has not been modified, waived or restructured since its creation, except as permitted pursuant to Section 9.02 of this Agreement;
(i)
in which the Borrower owns good and marketable title, free and clear of any Adverse Claims, and that is freely assignable by the Borrower (including without any consent of the related Obligor);
(j)
for which the Administrator (for the benefit of each Lender) shall have a valid and enforceable first priority perfected security interest therein and in the Related Security and Collections with respect thereto, in each case free and clear of any Adverse Claim;

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(k)
that constitutes an account as defined in the UCC, and that is not evidenced by instruments or chattel paper;
(l)
that is not a Defaulted Receivable, a Delinquent Receivable or a Steel Surcharge Receivable;
(m)
for which none of the Originator thereof, the Borrower and the Servicer has established any offset arrangements with the related Obligor;
(n)
for which Delinquent Receivables of the related Obligor do not exceed 50% of the Outstanding Balance of all such Obligor’s Receivables;
(o)
that represents amounts earned and payable by the Obligor that are not subject to the performance of additional services by the Originator thereof or the Servicer and such Receivable shall have been billed or invoiced by or on behalf of the Servicer and the related goods or merchandise shall have been shipped and/or services performed;
(p)
that if such date of determination is prior to the related Subject Division Termination Date, that is not a Subject Division Receivable; and
(q)
which does not relate to the sale of any consigned goods or finished goods which have incorporated any consigned goods into such finished goods.

“Embargoed Property” means any property; (a) beneficially owned, directly or indirectly, by a Sanctioned Person; (b) that is due to or from a Sanctioned Person; (c) in which a Sanctioned Person otherwise holds any interest; (d) that is located in a Sanctioned Jurisdiction; or (e) that otherwise would cause any actual or possible violation by any Credit Party of any applicable Anti-Terrorism Law if the Lenders or the Administrator were to obtain an encumbrance on, lien on, pledge of, or security interest in such property, or provide services in consideration of such property.

“Equity Equivalents” means with respect to any Person any rights, warrants, options, convertible securities, exchangeable securities, Debt or other rights, in each case exercisable for or convertible or exchangeable into, directly or indirectly, Capital Stock of such Person or securities exercisable for or convertible or exchangeable into Capital Stock of such Person, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

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“ERISA Affiliate” means: (a) any corporation that is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Internal Revenue Code) as the Borrower, any Originator or Worthington, (b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Internal Revenue Code) with the Borrower, any Originator or Worthington, or (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Internal Revenue Code) as the Borrower, any Originator, any corporation described in clause (a) or any trade or business described in clause (b).

“Erroneous Payment” has the meaning assigned to it in Section 11.11.

“Event of Default” has the meaning specified in Section 10.01. For the avoidance of doubt, any Event of Default that occurs shall be deemed to be continuing at all times thereafter unless and until waived in accordance with Section 14.01 or otherwise cured.

“Excess Concentration” means, on any date, the sum of the following amounts:

(i) the amount by which the Outstanding Balance of Eligible Receivables of each Obligor then in the Receivables Pool exceeds an amount equal to: (a) the applicable Concentration Percentage for such Obligor multiplied by (b) the Outstanding Balance of all Eligible Receivables then in the Receivables Pool on such date, plus

(ii) the amount by which (a) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool the Obligor of which is an Eligible Foreign Obligor exceeds (b) 3.00% of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool on such date, plus

(iii) the amount by which (a) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool the Obligor of which is a resident of Canada exceeds (b) 5.00% of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool on such date.

“Exchange Act” means the Securities Exchange Act of 1934.

“Excluded Obligor” means Metalsa, S.A. de C.V. and each Subsidiaries thereof.

“Excluded Receivable” means any Receivable (defined without giving effect to the proviso to the definition thereof), the Obligor of which is an Excluded Obligor.

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“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Credit Party or required to be withheld or deducted from a payment to a Credit Party: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes, in each case, (i) imposed as a result of such Credit Party being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in the Loans or Commitment pursuant to a law in effect on the date on which (i) such Lender makes a Loan or its Commitment (other than pursuant to an assignment request by the Borrower under Section 5.05) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 5.03, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to a Credit Party’s failure to comply with Section 5.03(f) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA.

“Facility Limit” means $175,000,000 as reduced from time to time pursuant to Section 2.02(e). References to the unused portion of the Facility Limit shall mean, at any time of determination, an amount equal to (x) the Facility Limit at such time, minus (y) the Aggregate Principal at such time.

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code, any applicable intergovernmental agreement entered into between the United States and any other Governmental Authority in connection with the implementation of the foregoing and any fiscal or regulatory legislation, rules or official practices adopted pursuant to any such intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Internal Revenue Code.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System, or any entity succeeding to any of its principal functions.

“Fee Letter” has the meaning specified in Section 3.07.

“Fees” has the meaning specified in Section 3.07.

“Final Maturity Date” means the date that (i) is ninety (90) days following the Scheduled Termination Date or (ii) such earlier date on which the Aggregate Principal and all other Borrower Obligations become due and payable pursuant to Section 10.01.

“Final Payout Date” means the date on or after the Termination Date when (i) the Aggregate Principal and Aggregate Interest have been paid in full, (ii) all Borrower Obligations shall have been paid in full, (iii) all other amounts owing to the Credit Parties and any other Borrower Indemnified Party or Affected Person hereunder and under the other Transaction Documents have been paid in full and (iv) all accrued Servicing Fees have been paid in full.

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“Financial Officer” of any Person means, the chief executive officer, the chief financial officer, the chief accounting officer, the principal accounting officer, the controller, the treasurer or the assistant treasurer of such Person.

“Fiscal Month” means each calendar month.

“GAAP” means the generally accepted accounting principles and practices in the United States, consistently applied.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).

“Group A Obligor,” “Group B Obligor” or “Group C Obligor” means any Obligor (or its parent or majority owner, as applicable, if such Obligor is not rated) with:

(a) a short-term rating of at least “A-1” (in the case of a Group A Obligor), “A-2” (in the case of a Group B Obligor) or “A-3” (in the case of a Group C Obligor), in any case, by S&P, or if such Obligor does not have a short-term rating from S&P, a rating of at least “A+” (in the case of a Group A Obligor), “BBB+” (in the case of a Group B Obligor) or “BBB-” (in the case of a Group C Obligor), in any case, or better by S&P on such Obligor’s, its parent’s, or its majority owner’s (as applicable) long-term senior unsecured and uncredit-enhanced debt securities, and

(b) a short-term rating of at least “P-1” (in the case of a Group A Obligor), “P-2” (in the case of a Group B Obligor) or “P-3” (in the case of a Group C Obligor), in any case, by Moody’s, or if such Obligor does not have a short-term rating from Moody’s, a rating of at least “A1” (in the case of a Group A Obligor), “Baa1” (in the case of a Group B Obligor) or “Baa3” (in the case of a Group C Obligor), in any case, or better by Moody’s on such Obligor’s, its parent’s or its majority owner’s (as applicable) long-term senior unsecured and uncredit-enhanced debt securities;

749336112 22708133

provided, however, if such Obligor is rated by only one of S&P or Moody’s, then such Obligor will be a Group A Obligor, Group B Obligor or Group C Obligor (as the case may be) if it satisfies either clause (a) or clause (b) above; provided, further, that if such Obligor (or its parent or majority owner, as applicable, if such Obligor is not rated) has split ratings from S&P and Moody’s, then such Obligor (or its parent or majority owner, as applicable) shall be deemed to have only the lower of the two ratings for the purpose of determining whether such Obligor satisfies clause (a) or (b) above. Notwithstanding the foregoing, any Obligor that is a Subsidiary of an Obligor that satisfies the definition of Group A Obligor, Group B Obligor or Group C Obligor (as the case may be) shall be deemed to be a Group A Obligor, Group B Obligor or Group C Obligor (as the case may be) and shall be aggregated with its parent Obligor that satisfies such definition for the purposes of determining the “Concentration Reserve Percentage” unless such Subsidiary Obligor separately satisfies the definition of Group A Obligor, Group B Obligor or Group C Obligor (as the case may be), in which case such Obligor shall be separately treated as a Group A Obligor, Group B Obligor or Group C Obligor (as the case may be), as the case may be, and shall be aggregated and combined for such purposes with any of its Subsidiaries that are also Obligors.

“Group D Obligor” means any Obligor that is not a Group A Obligor, Group B Obligor or Group C Obligor; provided, that any Obligor (or its parent or majority owner, as applicable, if such Obligor is unrated) that is not rated by either of Moody’s or S&P shall be a Group D Obligor.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower or any of its Affiliates under any Transaction Document and (b) to the extent not otherwise described in clause (a) above, Other Taxes.

“Independent Manager” has the meaning set forth in Section 8.03(c).

“Information Package” means a report, in substantially the form of Exhibit F.

“Insolvency Proceeding” means: (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors of a Person or, composition, marshaling of assets for creditors of a Person, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, in each of cases (a) and (b) undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

“Intended Tax Treatment” has the meaning set forth in Section 14.14.

“Interest” means, for each Loan for any day during any Accrual Period (or portion thereof), the amount of interest accrued on the Principal of such Loan during such Accrual Period (or portion thereof) in accordance with Article III.

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“Interest Period” means a period of one Month. Such Interest Period shall commence on the effective date of such Term Rate Loan Option, which shall be (i) the date of such Loan if the Borrower is requesting new Loans, or (ii) the date of renewal of or conversion to the Term Rate Loan Option if the Borrower is renewing or converting to Term Rate Loan Option applicable to outstanding Loans. Notwithstanding the second sentence hereof: (A) any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (B) the Borrower shall not select, convert to or renew an Interest Period for any portion of the Loans that would end after the Scheduled Termination Date.

“Interest Rate Option” means any Term Rate Loan Option or Daily Rate Loan Option.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to Sections of the Internal Revenue Code also refer to any successor Sections.

“Investment Company Act” means the Investment Company Act of 1940, as amended or otherwise modified from time to time.

“Law” means any law(s) (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, issued guidance, release, ruling, order, executive order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or any settlement arrangement, by agreement, consent or otherwise, with any Governmental Authority, foreign or domestic.

“LCR Security” means any commercial paper or security (other than equity securities issued to the Servicer or any Originator that is a consolidated subsidiary of Worthington under GAAP) within the meaning of Paragraph __.32(e)(viii) of the final rules titled Liquidity Coverage Ratio: Liquidity Risk Measurement Standards, 79 Fed. Reg. 197, 61440 et seq. (October 10, 2014).

“Lenders” means PNC and each other Person that is or becomes a party to this Agreement in the capacity of a “Lender”.

“Loan” means any loan made by a Lender pursuant to Section 2.02.

“Loan Request” means a letter in substantially the form of Exhibit A hereto executed and delivered by the Borrower to the Administrator and the Lenders pursuant to Section 2.02(a).

“Lock-Box” means each locked postal box with respect to any Lock-Box Account for the purpose of retrieving and processing payments made on the Receivables and which is listed on Schedule II (as such schedule may be modified from time to time in connection with the addition or removal of any Lock-Box in accordance with the terms hereof).

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“Lock-Box Account” means each account listed on Schedule II to this Agreement (as such schedule may be modified from time to time in connection with the closing or opening of any Lock-Box Account in accordance with the terms hereof) (in each case, in the name of the Borrower) and maintained at a bank or other financial institution acting as a Lock-Box Account Bank pursuant to an Lock-Box Agreement for the purpose of receiving Collections.

“Lock-Box Account Bank” means any of the banks or other financial institutions holding one or more Lock-Box Accounts.

“Lock-Box Agreement” means each agreement, in form and substance satisfactory to the Administrator, among the Borrower, a Servicer (if applicable), the Administrator and a Lock-Box Account Bank, governing the terms of the related Lock-Box Accounts that provides the Administrator with control within the meaning of the UCC over the deposit accounts subject to such agreement.

“Loss Horizon Ratio” means, at any time of determination, the ratio (expressed as a percentage and rounded to the nearest 1/100th of 1%, with 5/1000th of 1% rounded upward) computed by dividing:

(a) the aggregate initial Outstanding Balance of all Pool Receivables generated by the Originators during the number of most recently ended Fiscal Months equal to the sum of 3.25, plus the Weighted Average Payment Terms; provided that with respect to any fraction of a Fiscal Month, the aggregate initial Outstanding Balance of all Pool Receivables generated by the Originators during such fraction of a Fiscal Month shall be calculated as a percentage of the aggregate initial Outstanding Balance of all Pool Receivables generated by the Originators during the applicable Fiscal Month; by

(b) the Net Receivables Pool Balance as of such date.

“Loss Reserve Percentage” means, at any time of determination, the product (expressed as a percentage and rounded to the nearest 1/100th of 1%, with 5/1000th of 1% rounded upward) of (a) 2.25, multiplied by (b) the highest average of the Default Ratios for any three (3) consecutive Fiscal Months during the twelve (12) most recent Fiscal Months, multiplied by (c) the Loss Horizon Ratio.

“Majority Lenders” means Lenders representing 2/3rds or more of the aggregate Commitments of all Lenders (or, if the Commitments have been terminated, Lenders representing 2/3rds or more of the aggregate outstanding Principal held by all the Lenders).

“Material Adverse Effect” means, with respect to any event or circumstance, a material adverse effect on:

(a)
the assets, operations, business or financial condition of (i) the Servicer, Worthington and the Originators, taken as a whole on a consolidated basis or (ii) the Borrower;

749336112 22708133

(b)
the ability of any of the Borrower, the Servicer, Worthington or any Originator to perform its respective obligations under the Agreement or any other Transaction Document to which it is a party;

(c) the validity or enforceability of this Agreement or any other Transaction Document, or the validity, enforceability or collectability of any material portion of the Pool Receivables; or

(d) the status, perfection, enforceability or priority of the Administrator’s security interest in the Collateral or any material portion thereof.

“Minimum Dilution Reserve Percentage” means, at any time of determination, the product (expressed as a percentage and rounded to the nearest 1/100th of 1%, with 5/1000th of 1% rounded upward) of (a) the average of the Dilution Ratios for the twelve (12) most recent Fiscal Months, multiplied by (b) the Dilution Horizon Ratio.

“Month”, with respect to an Interest Period under the Term Rate Loan Option, means the interval between the days in consecutive calendar months numerically corresponding to the first day of such Interest Period. If any Interest Period for a Term Rate Loan begins on a day of a calendar month for which there is no numerically corresponding day in the month in which such Interest Period is to end, the final month of such Interest Period shall be deemed to end on the last Business Day of such final month.

“Monthly Settlement Date” means the 20th day of each calendar month (or if such day is not a Business Day, the next occurring Business Day).

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto that is a nationally recognized statistical rating organization.

“Net Receivables Pool Balance” means, at any time of determination: (a) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool, minus (b) the Excess Concentration.

“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all or all affected Lenders in accordance with the terms of Section 14.01 and (b) has been approved by the Majority Lenders.

“Notice Event” means the delivery of an "Optional Termination Notice" (as defined in the Sale Agreement) in accordance with Section 8.2 of the Sale Agreement.

“Obligor” means, with respect to any Receivable, the Person obligated to make payments pursuant to the Contract relating to such Receivable.

749336112 22708133

“Obligor Percentage” means, at any time of determination, for each Obligor, a fraction, expressed as a percentage, (a) the numerator of which is the aggregate Outstanding Balance of the Eligible Receivables of such Obligor and its Affiliates less the amount (if any) then included in the calculation of the Excess Concentration with respect to such Obligor and its Affiliates and (b) the denominator of which is the aggregate Outstanding Balance of all Eligible Receivables at such time.

“OECD Country” means a country which is a member of the Organization for Economic Cooperation and Development.

“OFAC” means the U.S. Department of Treasury’s Office of Foreign Assets Control.

“Originator” has the meaning set forth in the Sale Agreement.

“Originator Assignment Certificate” means each assignment, in substantially the form of Exhibit C to the Sale Agreement, evidencing the Borrower’s ownership of the Receivables generated by the related Originator, as the same may be amended, supplemented, amended and restated, or otherwise modified from time to time in accordance with the Sale Agreement.

“Other Connection Taxes” means, with respect to any Affected Person, Taxes imposed as a result of a present or former connection between such Affected Person and the jurisdiction imposing such Tax (other than connections arising from such Affected Person having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Loan or Transaction Document).

“Other Taxes” means any and all present or future stamp or documentary Taxes or any other excise or property Taxes, charges or levies or fees arising from any payment made hereunder or from the execution, delivery, filing, recording or enforcement of, or otherwise in respect of, this Agreement, the other Transaction Documents and the other documents or agreements to be delivered hereunder or thereunder, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.05).

“Outstanding Balance” of any Receivable at any time means the then outstanding principal balance thereof.

“Overnight Bank Funding Rate” means for any day, the rate comprised of both overnight federal funds and overnight eurocurrency borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the Federal Reserve Bank of New York, as set forth on its public website from time to time, and as published on the next succeeding Business Day as the overnight bank funding rate by the Federal Reserve Bank of New York (or by such other recognized electronic source (such as Bloomberg) selected by the Administrator for the purpose of displaying such rate); provided, that if such day is not a Business Day, the Overnight Bank Funding Rate for such day shall be such rate on the immediately preceding Business Day; provided, further, that if such rate shall at any time, for any reason, no longer exist, a comparable replacement rate determined by the Administrator at such time (which determination shall be conclusive absent manifest error). If the Overnight Bank Funding Rate determined as above would be less than zero, then such rate shall be deemed to be zero. The rate

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of interest charged shall be adjusted as of each Business Day based on changes in the Overnight Bank Funding Rate without notice to the Borrower.

“Parent” means Worthington.

“Parent Group” has the meaning set forth in Section 8.03(c).

“Participant” has the meaning set forth in Section 14.03(d).

“Participant Register” has the meaning set forth in Section 14.03(e).

“PATRIOT Act” has the meaning set forth in Section 14.15.

“Percentage” means, at any time of determination, with respect to any Lender, a fraction (expressed as a percentage), (a) the numerator of which is (i) prior to the termination of all Commitments hereunder, its Commitment at such time or (ii) if all Commitments hereunder have been terminated, the aggregate outstanding Principal of all Loans being funded by the Lenders at such time and (b) the denominator of which is (i) prior to the termination of all Commitments hereunder, the aggregate Commitments of all Lenders at such time or (ii) if all Commitments hereunder have been terminated, the Aggregate Principal at such time.

“Performance Guarantor” means Parent.

“Performance Guaranty” means the Performance Guaranty, dated as of the Closing Date, by the Performance Guarantor in favor of the Administrator for the benefit of the Secured Parties, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.

“Permitted Lock-Box Bank” means any of the following Bank of America, N.A., Bank of Nova Scotia, The Bank of Tokyo-Mitsubishi UFJ, Ltd., JPMorgan Chase Bank, N.A., Citibank, Comerica Bank, The Huntington National Bank, KeyBank National Association, The Bank of New York Mellon, PNC Bank, BMO Harris Bank, N.A., Fifth Third Bank, National Association, The Northern Trust Company, U.S. Bank National Association, Wells Fargo Bank, National Association, Goldman Sachs Bank USA and any successor thereof, or Affiliate thereof or such other bank as may be consented to by the Administrator and the Simple Majority of Lenders.

“Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

“PNC” has the meaning set forth in the preamble to this Agreement.

“Pool Receivable” means a Receivable in the Receivables Pool.

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“Prime Rate” means the interest rate per annum announced from time to time by the Administrator in Pittsburgh, Pennsylvania as its then prime rate, which rate may not be the lowest or most favorable rate then being charged to commercial borrowers or others by the Administrator and may not be tied to any external rate of interest or index. Any change in the Prime Rate shall take effect at the opening of business on the day such change is announced.

“Principal” means, with respect to any Lender, the aggregate amounts paid to, or on behalf of, the Borrower in connection with all Loans made by such Lender pursuant to Article II, as reduced from time to time by Collections or other funds of the Borrower that have been distributed to such Lender and applied as a repayment of Principal in accordance with this Agreement; provided, that if such Principal shall have been reduced by any distribution and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Principal shall be increased by the amount of such rescinded or returned distribution as though it had not been made.

“Prior Accrual Period” means, with respect to each Loan, (i) initially, the period commencing on the date such Loan is made pursuant to Section 2.01 (or in the case of any fees payable hereunder, commencing on the Closing Date) and ending on (but not including) the next Settlement Date and (ii) thereafter, each period commencing on such Settlement Date and ending on (but not including) the next Settlement Date.

“Purchase and Sale Indemnified Amounts” has the meaning set forth in Section 9.1 of the Sale Agreement.

“Purchase and Sale Indemnified Party” has the meaning set forth in Section 9.1 of the Sale Agreement.

“Purchase and Sale Termination Date” has the meaning set forth in Section 1.4 of the Sale Agreement.

“Purchase and Sale Termination Event” has the meaning set forth in Section 8.1 of the Sale Agreement.

“Receivable” means any indebtedness and other obligations owed to the Borrower or any Originator by, or any right of the Borrower or any Originator to payment from or on behalf of, an Obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by an Originator, and includes the obligation to pay any finance charges, fees and other charges with respect thereto; provided however, that “Receivable” shall not include any Excluded Receivable. Indebtedness and other obligations arising from any one transaction, including indebtedness and other obligations represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of indebtedness and other obligations arising from any other transaction.

“Receivables Pool” means, at any time of determination, all of the then outstanding Receivables transferred (or purported to be transferred) to the Borrower pursuant to the Sale Agreement prior to the Termination Date.

“Register” has the meaning set forth in Section 14.03(b).

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“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

“Related Rights” has the meaning set forth in Section 1.1 of the Sale Agreement.

“Related Security” means, with respect to any Receivable:

(a) all of the Borrower’s and each Originator’s interest in any goods (including Returned Goods), and documentation of title evidencing the shipment or storage of any goods (including Returned Goods), the sale of which gave rise to such Receivable;

(b) all instruments and chattel paper that may evidence such Receivable;

(c) all letter of credit rights, other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all UCC financing statements or similar filings relating thereto;

(d) solely to the extent applicable to such Receivable, all of the Borrower’s and each Originator’s rights, interests and claims under the related Contracts and all guaranties, indemnities, insurance and other agreements (including the related Contract) or arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable, whether pursuant to the Contract related to such Receivable or otherwise;

(e) all books and records of the Borrower and each Originator to the extent related to any of the foregoing, and all rights, remedies, powers, privileges, title and interest (but not obligations) in and to each Lock-Box and Lock-Box Account, into which any Collections or other proceeds with respect to such Receivables may be deposited, and any related investment property acquired with any such Collections or other proceeds (as such term is defined in the applicable UCC);

(f) all of the Borrower’s rights, interests and claims under the Sale Agreement and the other Transaction Documents; and

(g) all Collections and other proceeds (as defined in the UCC) of any of the foregoing.

“Release” has the meaning set forth in Section 4.01(a).

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

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“Reportable Compliance Event” means that: (a) any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint, or similar charging instrument, arraigned, custodially detained, penalized or the subject of an assessment for a penalty, or enters into a settlement with a Governmental Authority in connection with any economic sanctions or other Anti-Terrorism Law or Anti-Corruption law, or any predicate crime to any Anti-Terrorism Law or Anti-Corruption Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations represents a violation of any Anti-Terrorism Law or Anti-Corruption Law; (b) any Covered Entity engages in a transaction that has caused or may cause any Credit Party to be in violation of any Anti-Terrorism Laws, including a Covered Entity’s use of any proceeds of the Transaction Documents to fund any operations in, finance any investments or activities in, or, make any payments to, directly or indirectly, a Sanctioned Person or Sanctioned Jurisdiction; (c) any Collateral becomes Embargoed Property; or (d) any Covered Entity otherwise violates any of the representations, warranties or covenants set forth in Sections 7.01(x), 7.01(y), 7.02(t), 7.02(u), 8.01(s) or 8.02(j) of this Agreement.

“Representatives” has the meaning set forth in Section 14.06(c).

“Restricted Payments” has the meaning set forth in Section 8.01(n).

“Returned Goods” means all right, title and interest in and to returned, repossessed or foreclosed goods and/or merchandise the sale of which gave rise to a Receivable; provided that such goods shall no longer constitute Returned Goods after a Deemed Collection has been deposited in a Lock-Box Account with respect to the full Outstanding Balance of the related Receivables.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and any successor thereto that is a nationally recognized statistical rating organization.

“Sale Agreement” means the Purchase and Sale Agreement, dated as of the Closing Date, among the Borrower and the Originators as amended through the date of this Agreement and as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time.

“Sanctioned Jurisdiction” means any country, territory, or region that is the subject of sanctions administered by OFAC.

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“Sanctioned Person” means (a) a Person that is the subject of sanctions administered by OFAC or the U.S. Department of State (“State”), including by virtue of being (i) named on OFAC’s list of “Specially Designated Nationals and Blocked Persons”; (ii) organized under the Laws of, ordinarily resident in, or physically located in a Sanctioned Jurisdiction; (iii) owned or controlled 50% or more in the aggregate, by one or more Persons that are the subject of sanctions administered by OFAC; (b) a Person that is the subject of sanctions maintained by the European Union (“E.U.”), including by virtue of being named on the E.U.’s “Consolidated list of persons, groups and entities subject to E.U. financial sanctions” or other, similar lists; (c) a Person that is the subject of sanctions maintained by the United Kingdom (“U.K.”), including by virtue of being named on the “Consolidated List Of Financial Sanctions Targets in the U.K.” or other, similar lists; or (d) a Person that is the subject of sanctions imposed by any Governmental Authority of a jurisdiction whose Laws apply to this Agreement.

“Scheduled Termination Date” means May 17, 2024.

“SEC” means the U.S. Securities and Exchange Commission or any governmental agencies substituted therefor.

“Secured Parties” means each Credit Party, each Borrower Indemnified Party and each Affected Person.

“Securities Act” means the Securities Act of 1933.

“Servicer” has the meaning set forth in the preamble to this Agreement.

“Servicer Indemnified Amounts” has the meaning set forth in Section 13.02(a).

“Servicer Indemnified Party” has the meaning set forth in Section 13.02(a).

“Servicing Fee” means the fee referred to in Section 9.06(a) of this Agreement.

“Servicing Fee Rate” means the rate referred to in Section 9.06(a) of this Agreement.

“Settlement Date” means with respect to any Loan for any Accrual Period or any Interest or Fees, (i) so long as no Event of Default has occurred and is continuing and the Termination Date has not occurred, the Monthly Settlement Date and (ii) on and after the Termination Date or if an Event of Default has occurred and is continuing, each day selected from time to time by the Administrator (with the consent or at the direction of the Majority Lenders) (it being understood that the Administrator (with the consent or at the direction of the Majority Lenders) may select such Settlement Date to occur as frequently as daily), or, in the absence of such selection, the Monthly Settlement Date.

“Simple Majority” means, at any time, Lenders whose Commitments aggregate 51% or more of the aggregate of the Commitments of all Lenders.

“SOFR” means, for any day, a rate equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

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“SOFR Adjustment” means, ten (10) basis points (0.10%).

“SOFR Floor” means a rate of interest per annum equal to 0.00%.

“SOFR Reserve Percentage” means, for any day, the maximum effective percentage in effect on such day, if any, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to SOFR funding.

“Solvent” means, with respect to any Person at any time, a condition under which:

(A)
the fair value and present fair saleable value of such Person’s total assets is, on the date of determination, greater than such Person’s total liabilities (including contingent and unliquidated liabilities) at such time;
(B)
the fair value and present fair saleable value of such Person’s assets is greater than the amount that will be required to pay such Person’s probable liability on its existing debts as they become absolute and matured (“debts,” for this purpose, includes all legal liabilities, whether matured or unmatured, liquidated or unliquidated, absolute, fixed, or contingent);
(C)
such Person is and shall continue to be able to pay all of its liabilities as such liabilities mature; and
(D)
such Person does not have unreasonably small capital with which to engage in its current and in its anticipated business.

For purposes of this definition:

(1)
the amount of a Person’s contingent or unliquidated liabilities at any time shall be that amount which, in light of all the facts and circumstances then existing, represents the amount which can reasonably be expected to become an actual or matured liability;
(2)
the “fair value” of an asset shall be the amount which may be realized within a reasonable time either through collection or sale of such asset at its regular market value;
(3)
the “regular market value” of an asset shall be the amount which a capable and diligent business person could obtain for such asset from an interested buyer who is willing to purchase such asset under ordinary selling conditions; and
(4)
the “present fair saleable value” of an asset means the amount which can be obtained if such asset is sold with reasonable promptness in an arm’s-length transaction in an existing and not theoretical market.

“Steel Surcharge Receivable” means a Receivable which is associated with surcharges for coke shortages, utilities, fuel, freight and other costs from vendors of the related Originator.

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“Stub Period” means the period commencing on the Monthly Settlement Date occurring in October 2022 and ending on (but not including) November 1, 2022.

“Structuring Agent” means PNC Capital Markets LLC, a Pennsylvania limited liability company.

“Subject Division” means, from the applicable Subject Division Commencement Date to the applicable Subject Division Termination Date, each division of an Originator resulting from the acquisition, merger, consolidation or other business combination of any Person into such Originator or the acquisition by any Originator of any Person’s assets.

“Subject Division Commencement Date” means, with respect to each Subject Division, the date in which the applicable Originator acquired such Subject Division’s assets.

“Subject Division Termination Date” means the date, if any, following the applicable Subject Division Commencement Date that the Administrator has received (A) such information and reports with respect to Receivables originated by such Subject Division, in form and substance reasonably satisfactory to the Administrator, as the Administrator has requested in writing from the Borrower or the Servicer and (B) either (1) evidence reasonably satisfactory to the Administrator that Borrower (or Servicer on its behalf) has instructed all Obligors of Receivables originated by such Subject Division to deliver payments on such Receivables to an existing Lock-Box Account or (2) a duly executed Lock-Box Agreement (or amendment thereto) reasonably satisfactory to the Administrator relating to each account to which Borrower (or Servicer on its behalf) has instructed Obligors of Receivables originated by such Subject Division to make payments along with a corresponding update to Schedule II to this Agreement.

“Subject Division Receivable” means any Receivable that was originated by the Subject Division.

“Sub-Servicer” has the meaning set forth in Section 9.01(d).

“Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock of each class or other interests having ordinary voting power (other than stock or other interests having such power only by reason of the happening of a contingency) to elect a majority of the Board of Directors or other managers of such entity are at the time owned, or management of which is otherwise controlled: (a) by such Person, (b) by one or more Subsidiaries of such Person or (c) by such Person and one or more Subsidiaries of such Person.

“Tangible Net Worth” means, with respect to any Person, the tangible net worth of such Person as determined in accordance with GAAP.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority and all interest, penalties, and additions to tax with respect thereto.

“Term Rate Loan” means a Loan that bears interest at a rate based on Term SOFR.

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“Term Rate Loan Option” means the option of the Borrower to have Loans bear interest at the rate and under the terms specified in Section 3.01(a)(i).

“Term SOFR” means, with respect to any amount to which the Term SOFR Option applies, for any Interest Period, the sum of (a) the SOFR Adjustment, plus (b) the interest rate per annum determined by the Administrator by dividing (the resulting quotient rounded upwards, at the Administrator’s discretion, to the nearest 1/100th of 1%) (A) the Term SOFR Reference Rate for a tenor comparable to such Interest Period, as such rate is published by the Term SOFR Administrator on the day (the “Term SOFR Determination Date”) that is two (2) Business Days prior to the first day of such Interest Period, by (B) a number equal to 1.00 minus the SOFR Reserve Percentage. If the Term SOFR Reference Rate for the applicable tenor has not been published or replaced with a Benchmark Replacement by 5:00 p.m. (Pittsburgh, Pennsylvania time) on the Term SOFR Determination Date, then the Term SOFR Reference Rate, for purposes of clause (A) in the preceding sentence, shall be the Term SOFR Reference Rate for such tenor on the first Business Day preceding such Term SOFR Determination Date for which such Term SOFR Reference Rate for such tenor was published in accordance herewith, so long as such first preceding Business Day is not more than three (3) Business Days prior to such Term SOFR Determination Date. If Term SOFR, determined as provided above, would be less than the SOFR Floor, then Term SOFR shall be deemed to be the SOFR Floor. Term SOFR shall be adjusted automatically without notice to the Borrower on and as of (i) the first day of each Interest Period, and (ii) the effective date of any change in the SOFR Reserve Percentage.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrator in its reasonable discretion).

“Term SOFR Loans” means a Loan that bears interest based on Term SOFR.

“Term SOFR Option” means the option of the Borrower to have Loans bear interest at the rate and under the terms specified in Section 3.01(a)(i)(A).

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Termination Date” means the earliest to occur of (a) the Scheduled Termination Date, (b) the date on which the “Termination Date” is declared or deemed to have occurred under Section 10.01, (c) the occurrence of a Notice Event and (d) the date selected by the Borrower on which all Commitments have been reduced to zero pursuant to Section 2.02(e).

“Total Reserves” means, at any time of determination, an amount equal to the product of (a) the sum of: (i) the Yield Reserve Percentage, plus (ii) the greater of (x) the sum of the Concentration Reserve Percentage, plus the Minimum Dilution Reserve Percentage and (y) the sum of the Loss Reserve Percentage, plus the Dilution Reserve Percentage, times (b) the Net Receivables Pool Balance at such time.

“Transaction Documents” means this Agreement, the Sale Agreement, the Lock-Box Agreements, the Fee Letter, the Company Note, the Performance Guaranty, and all other certificates, instruments, UCC financing statements, reports, notices, agreements and documents executed or delivered under or in connection with this Agreement.

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“Type”, when used in reference to any Loan or Borrowing Tranche, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing Tranche, is determined by reference to (a) the Base Rate, (b) Term SOFR or (c) Daily Simple SOFR.

“UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction.

“Unbilled Receivable” means, at any time, any Receivable as to which the invoice or bill with respect thereto has not yet been sent to the Obligor thereof and the Contract relating thereto obligates the Obligor thereof to pay for the related services.

“Unmatured Event of Default” means an event that but for notice or lapse of time or both would constitute an Event of Default.

“Unmatured Purchase and Sale Termination Event” means any event which, with the giving of notice or lapse of time, or both, would become a Purchase and Sale Termination Event.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday or Sunday or (b) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Tax Compliance Certificate” has the meaning set forth in Section 5.03(f)(ii)(B)(3).

“Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder.

“Weighted Average Payment Terms” means, on any date of determination, the weighted average payment terms (computed in days and calculated based on the difference between the original invoice date and the stated maturity date) of invoices for the Receivables in the Receivables Pool, divided by 30; provided such weighting shall be based on the Outstanding Balance on such date of such Receivables.

“Withholding Agent” means the Borrower and the Administrator.

“Worthington” has the meaning set forth in the preamble to this Agreement.

“Worthington Steel Company” means The Worthington Steel Company, an Ohio corporation.

“Yield Reserve Percentage” means at any time:

1.50 x DSO x (BR + SFR)

360

where:

BR = the Base Rate at such time;

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DSO = the Days’ Sales Outstanding for the most recently ended Fiscal Month; and

SFR = the Servicing Fee Rate.

SECTION 1.02
Other Interpretative Matters. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York and not specifically defined herein, are used herein as defined in such Article 9. Unless otherwise expressly indicated, all references herein to “Article,” “Section,” “Schedule”, “Exhibit” or “Annex” shall mean articles and sections of, and schedules, exhibits and annexes to, this Agreement. For purposes of this Agreement, the other Transaction Documents and all such certificates and other documents, unless the context otherwise requires: (a) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (b) the words “hereof,” “herein” and “hereunder” and words of similar import refer to such agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of such agreement (or such certificate or document); (c) references to any Article, Section, Schedule, Exhibit or Annex are references to Articles, Sections, Schedules, Exhibits and Annexes in or to such agreement (or the certificate or other document in which the reference is made), and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (d) the term “including” means “including without limitation”; (e) references to any Applicable Law refer to that Applicable Law as amended from time to time and include any successor Applicable Law; (f) references to any agreement refer to that agreement as from time to time amended, restated or supplemented or as the terms of such agreement are waived or modified in accordance with its terms; (g) references to any Person include that Person’s permitted successors and assigns; (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof; (i) unless otherwise provided, in the calculation of time from a specified date to a later specified date, the term “from” means “from and including”, and the terms “to” and “until” each means “to but excluding”; (j) terms in one gender include the parallel terms in the neuter and opposite gender; (k) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day and (l) the term “or” is not exclusive.
SECTION 1.03
Benchmark Replacement Notification. Section 3.04 of this Agreement provides a mechanism for determining an alternative rate of interest in the event that Term SOFR or Daily Simple SOFR is no longer available or in certain other circumstances. The Administrator does not warrant or accept any responsibility for and shall not have any liability with respect to, the administration, submission or any other matter related to Term SOFR or Daily Simple SOFR, or with respect to any alternative or successor rate thereto, or replacement rate therefor.

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SECTION 1.04
Conforming Changes Relating to SOFR or Daily Simple SOFR. With respect to SOFR or Daily Simple SOFR, the Administrator (in consultation with the Borrower) will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document; provided that, with respect to any such amendment effected, the Administrator shall provide notice to the Borrower and the Lenders each such amendment implementing such Conforming Changes reasonably promptly after such amendment becomes effective.
ARTICLE II

TERMS OF THE LOANS
SECTION 2.01
Loan Facility. Upon a request by the Borrower pursuant to Section 2.02, and on the terms and subject to the conditions hereinafter set forth, each Lender shall, ratably in accordance with its respective Commitments, severally and not jointly, make Loans to the Borrower from time to time during the period from the Closing Date to the Termination Date. Under no circumstances shall any Lender be obligated to make any such Loan if, after giving effect to such Loan:
(i)
the Aggregate Principal would exceed the Facility Limit at such time;
(ii)
the aggregate outstanding Principal of such Lender would exceed its Commitment; or
(iii)
the Aggregate Principal would exceed the Borrowing Base at such time.
SECTION 2.02
Making Loans; Repayment of Loans. (a) Each Loan hereunder shall be made at the written request from the Borrower to the Administrator and each Lender in the form of a Loan Request attached hereto as Exhibit A; provided that, at any time when PNC (or an Affiliate thereof) is both the Administrator and the sole Lender hereunder, if the Borrower enters into a separate written agreement with the Administrator regarding Administrator’s PINACLE® auto-advance service (or any similar or replacement electronic loan administration service implemented by the Administrator), then any request for a Loan made using such service shall constitute a Loan Request, and each Loan made pursuant to such service shall be made on the date such Loan Request is received by the Administrator. Otherwise, each such request for a Loan shall be made no later than 1:00 p.m. (New York City time) on the proposed date of such Loan (it being understood that any such request made after such time shall be deemed to have been made on the following Business Day) and shall specify (i) the amount of the Loan(s) requested (which shall not be less than $1,000,000 and shall be an integral multiple of $100,000), (ii) the allocation of such amount among the Lenders (which shall be ratable based on the Commitments), (iii) the account to which the proceeds of such Loan shall be distributed and (iv) the date such requested Loan is to be made (which shall be a Business Day).

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(a)
On the date of each Loan specified in the applicable Loan Request, the Lenders shall, upon satisfaction of the applicable conditions set forth in Article VI and pursuant to the other conditions set forth in this Article II, make available to the Borrower in same day funds an aggregate amount equal to the amount of such Loans requested, at the account set forth in the related Loan Request.
(a)
Each Lender’s obligation shall be several, such that the failure of any Lender to make available to the Borrower any funds in connection with any Loan shall not relieve any other Lender of its obligation, if any, hereunder to make funds available on the date such Loans are requested (it being understood, that no Lender shall be responsible for the failure of any other Lender to make funds available to the Borrower in connection with any Loan hereunder).
(b)
The Borrower shall repay in full the outstanding Principal of each Lender on the Final Maturity Date. Prior thereto, the Borrower shall, on each Settlement Date, make a prepayment of the outstanding Principal of the Lenders to the extent required under Section 4.01 and otherwise in accordance therewith. Notwithstanding the foregoing, the Borrower, in its discretion, shall have the right to make a prepayment, in whole or in part, of the outstanding Principal of the Lenders (i) at any time when PNC (or an Affiliate thereof) is both the Administrator and the sole Lender hereunder, and to the extent the Borrower has entered into a separate written agreement with the Administrator regarding Administrator’s PINACLE® auto-advance service (or any similar or replacement electronic loan administration service implemented by the Administrator) pursuant to Section 2.02(a) hereof, on any Business Day, or (ii) upon same-day written notice no later than 1:00 p.m. (New York City time) on the proposed date of such prepayment (it being understood that any such request made after such time shall be deemed to have been made on the following Business Day) to the Administrator and each Lender in the form of a Reduction Notice attached hereto as Exhibit B; provided, however, that (i) each such prepayment shall be in a minimum aggregate amount of $500,000 and shall be an integral multiple of $100,000 and (ii) any accrued Interest and Fees in respect of such prepaid Principal shall be paid on the immediately following Settlement Date; provided, however that notwithstanding the foregoing, a prepayment may be in an amount necessary to reduce any Borrowing Base Deficit existing at such time to zero.
(c)
The Borrower may, at any time upon at least thirty (30) days’ prior written notice to the Administrator and each Lender, terminate the Facility Limit in whole or ratably reduce the Facility Limit in part. Each partial reduction in the Facility Limit shall be in a minimum aggregate amount of $5,000,000 or integral multiples of $1,000,000 in excess thereof, and no such partial reduction shall reduce the Facility Limit to an amount less than $50,000,000. In connection with any partial reduction in the Facility Limit, the Commitment of each Lender shall be ratably reduced.

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(d)
In connection with any reduction of the Commitments, the Borrower shall remit to the Administrator (i) instructions regarding such reduction and (ii) for payment to the Lenders, cash in an amount sufficient to pay (A) Principal of each Lender then outstanding in excess of the Commitment of such Lender and (B) all other outstanding Borrower Obligations with respect to such reduction (determined based on the ratio of the reduction of the Commitments being effected to the amount of the Commitments prior to such reduction or, if the Administrator reasonably determines that any portion of the outstanding Borrower Obligations is allocable solely to that portion of the Commitments being reduced or has arisen solely as a result of such reduction, all of such portion) including, without duplication, any associated Breakage Fees. Upon receipt of any such amounts, the Administrator shall apply such amounts first to the reduction of the outstanding Principal, and second to the payment of the remaining outstanding Borrower Obligations with respect to such reduction, including any Breakage Fees, by paying such amounts to the Lenders.
ARTICLE III

INTEREST RATES; FEES
SECTION 3.01
Interest Rate Options. The Borrower shall pay interest in respect of the outstanding unpaid principal amount of the Loans as selected by it from the applicable Interest Rate Options specified below applicable to the Loans, it being understood that, subject to the provisions of this Agreement, the Borrower may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Loans comprising any Borrowing Tranche; provided that there shall not be at any one time outstanding more than five (5) Borrowing Tranches; provided further that if an Event of Default or Unmatured Event of Default exists and is continuing, the Borrower may not request, convert to, or renew any Term Rate Loan Option or Daily Simple SOFR Option for any Loans and the Majority Lenders may demand that all existing Borrowing Tranches bearing interest under any Term Rate Loan Option or Daily Simple SOFR Option shall be converted immediately to the Base Rate Option, subject to the obligation of the Borrower to pay any Breakage Fees in connection with such conversion. If at any time the designated rate applicable to any Loan made by any Lender exceeds such Lender’s highest lawful rate, the rate of interest on such Lender’s Loan shall be limited to such Lender’s highest lawful rate. The applicable Base Rate, Term SOFR or Daily Simple SOFR shall be determined by the Administrator, and such determination shall be conclusive absent manifest error.
(a)
Interest Rate Options. The Borrower shall have the right to select from the following Interest Rate Options applicable to the Loans:
(i)
Term Rate Loan Options:
(A)
Term SOFR Option. In the case of Term SOFR Loans, a rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to Term SOFR as determined for each applicable Interest Period.
(ii)
Daily Rate Loan Options:

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(A)
Daily Simple SOFR Option. In the case of Daily Simple SOFR Loans, a fluctuating rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to Daily Simple SOFR, such interest rate to change automatically from time to time effective as of the effective date of each change in Term SOFR; or
(B)
Base Rate Option. In the case of Base Rate Loans, a fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate.
(b)
Rate Quotations. The Borrower may call the Administrator on or before the date on which a Loan Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such projection shall not be binding on the Administrator or the Lenders nor affect the rate of interest which thereafter is actually in effect when the election is made.
SECTION 3.02
Interest Periods. At any time when the Borrower shall select, convert to or renew a Term Rate Loan Option, the Borrower shall notify the Administrator thereof at least three (3) Business Days prior to the effective date of such Term Rate Loan Option by delivering a Loan Request. The notice shall specify an Interest Period during which such Interest Rate Option shall apply. Notwithstanding the preceding sentence, the following provisions shall apply to any selection of, renewal of, or conversion to a Term Rate Loan Option:
(i)
Amount of Borrowing Tranche. Each Borrowing Tranche of Loans under the Term Rate Loan Option shall be in integral multiples of, and not less than, the respective amounts specified in Section 2.02(a); and
(ii)
Renewals. In the case of the renewal of a Term Rate Loan Option at the end of an Interest Period, the first day of the new Interest Period shall be the last day of the preceding Interest Period, without duplication in payment of interest for such day.
SECTION 3.03
Interest After Default. To the extent permitted by Applicable Law, upon the occurrence of an Event of Default and until such time such Event of Default shall have been cured or waived, at the discretion of the Administrator or upon written demand by the Majority Lenders to the Administrator:
(a)
Interest Rate. The rate of interest for each Loan otherwise applicable pursuant to Section 3.04(a), shall be increased by 2.00% per annum;
(b)
Other Obligations. Each other Borrower Obligation hereunder if not paid when due shall bear interest at a rate per annum equal to the sum of the rate of interest applicable to Loans under the Base Rate Option plus an additional 2.00% per annum from the time such Borrower Obligation becomes due and payable until the time such Borrower Obligation is paid in full; and

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(c)
Acknowledgment. The Borrower acknowledges that the increase in rates referred to in this Section 3.03(c) reflects, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Lenders are entitled to additional compensation for such risk; and all such interest shall be payable by Borrower upon demand by Administrator.
SECTION 3.04
Rate Unascertainable; Increased Costs; Illegality; Benchmark Replacement Setting.
(a)
Unascertainable; Increased Costs. If, on or prior to the first day of an Interest Period:
(1)
the Administrator shall have determined (which determination shall be conclusive and binding absent manifest error) that (x) Term SOFR or Daily Simple SOFR cannot be determined because it is not available or published on a current basis or (y) a fundamental change has occurred with respect to such rate (including, without limitation, changes in national or international financial, political or economic conditions),
(2)
the Administrator determines (which determination shall be conclusive and binding absent manifest error) that Term SOFR or Daily Simple SOFR cannot be determined pursuant to the definition thereof, or
(3)
on or prior to the first day of any Interest Period, any Lender determines that for any reason in connection with any request for a Term Rate Loan or a conversion thereto or a continuation thereof that the Term Rate Loan Option for any requested Interest Period with respect to a proposed Term Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding, establishing or maintaining such Loan and, in each case, any Lender has provided notice of such determination to the Administrator, then the Administrator shall have the rights specified in Section 3.04(c).

(b)
Illegality. If at any time any Lender shall have determined, or any Governmental Authority shall have asserted, that the making, maintenance or funding of any Loan to which any Interest Rate Option applies, or the determination or charging of interest rates based upon any Interest Rate Option has been made impracticable or unlawful, by compliance by such Lender in good faith with any Law or any interpretation or application thereof by any Governmental Authority or with any request or directive of any such Governmental Authority (whether or not having the force of Law), then the Administrator shall have the rights specified in Section 3.04(c).

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(c)
Administrator’s and Lender’s Rights. In the case of any event specified in Section 3.04(a) above, the Administrator shall promptly so notify the Lenders and the Borrower thereof, and in the case of an event specified in Section 3.04(b) above, such Lender shall promptly so notify the Administrator and endorse a certificate to such notice as to the specific circumstances of such notice, and the Administrator shall promptly send copies of such notice and certificate to the other Lenders and the Borrower. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (i) the Lenders, in the case of such notice given by the Administrator, or (ii) such Lender, in the case of such notice given by such Lender, to allow the Borrower to select, convert to or renew a Loan under the affected Interest Rate Option shall be suspended (to the extent of the affected Interest Rate Option or Interest Periods) until the Administrator shall have later notified the Borrower, or such Lender shall have later notified the Administrator, of the Administrator’s or such Lender’s, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Administrator makes a determination under Section 3.04(a) and the Borrower has previously notified the Administrator of its selection of, conversion to or renewal of an affected Interest Rate Option and such Interest Rate Option has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of the Base Rate Option otherwise available with respect to such Loans. If any Lender notifies the Administrator of a determination under Section 3.04(b), the Borrower shall, subject to the Borrower’s obligation to pay any Breakage Fees, as to any Loan of the Lender to which an affected Interest Rate Option applies, on the date specified in such notice either convert such Loan to the Base Rate Option otherwise available with respect to such Loan or prepay such Loan in accordance with Section 2.02(d). Absent due notice from the Borrower of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan upon such specified date.
(d)
Benchmark Replacement Setting.
(1)
Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document so long as the Administrator has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Simple Majority of the Lenders.

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(2)
Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrator (in consultation with the Borrower) may make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document.
(3)
Notices; Standards for Decisions and Determinations. The Administrator will promptly notify the Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrator will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to paragraph (4) below and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrator or, if applicable, any Lender (or group of Lenders) pursuant to this Section, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Transaction Document except, in each case, as expressly required pursuant to this Section.
(4)
Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Transaction Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrator in its reasonable discretion or (B) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrator may modify the definition of “Accrual Period” or “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrator may modify the definition of “Accrual Period” or “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

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(5)
Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a Loan bearing interest based on Term SOFR or Daily Simple SOFR, conversion to or continuation of Loans bearing interest based on such Interest Rate Option to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Loan of or conversion to Loans bearing interest under the Base Rate Option. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate.
(6)
Definitions. As used in this Section:

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate or is based on a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor of such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (4) of this Section.

“Benchmark” means, initially, Term SOFR or Daily Simple SOFR; provided that if a Benchmark Transition Event has occurred with respect to Term SOFR, Daily Simple SOFR or the then current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to this Section.

“Benchmark Replacement” means, with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by the Administrator for the applicable Benchmark Replacement Date:

(1) Daily Simple SOFR; and

(2) the sum of (A) the alternate benchmark rate that has been selected by the Administrator and the Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark, for Dollar-denominated syndicated credit facilities at such time and (B) the related Benchmark Replacement Adjustment (if any);

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provided that if the Benchmark Replacement as determined pursuant to clause (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Transaction Documents; and provided further, that any Benchmark Replacement shall be administratively feasible as determined by the Administrator in its sole discretion.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that may be selected by the Administrator and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Date” means a date and time determined by the Administrator, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark:

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (A) the date of the public statement or publication of information referenced therein and (B) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date determined by the Administrator, which date shall promptly follow the date of the public statement or publication of information referenced therein; or

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

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(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(2) a public statement or publication of information by a Governmental Authority having jurisdiction over the Administrator, by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) or a Governmental Authority having jurisdiction over the Administrator announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with this Section titled “Benchmark Replacement Setting” and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with this Section titled “Benchmark Replacement Setting.”

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“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to Term SOFR or, if no floor is specified, zero.

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

SECTION 3.05
Selection of Interest Rate Options. If the Borrower fails to select a new Interest Period to apply to any Borrowing Tranche of Loans under any Term Rate Loan Option at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with the provisions of Section 3.02, the Borrower shall be deemed to have converted such Borrowing Tranche to Daily Simple SOFR commencing upon the last day of the existing Interest Period. If the Borrower provides any Loan Request related to a Loan at the Term SOFR Option but fails to identify an Interest Period therefor, such Loan Request shall be deemed to request an Interest Period of one (1) month. Any Loan Request that fails to select an Interest Rate Option shall be deemed to be a request for the Daily Simple SOFR Option.
SECTION 3.06
Interest Payment Dates. Each Loan shall accrue Interest on each day when such Loan remains outstanding at the then applicable interest rate for the Borrowing Tranche relating to such Loan. The Borrower shall pay all Interest (including, for the avoidance of doubt, all Interest accrued on Term SOFR Loans during an Accrual Period regardless of whether the applicable Interest Period has ended) accrued during each Accrual Period on each Settlement Date in accordance with the terms and priorities for payment set forth in Section 4.01.
SECTION 3.07
Fees. On each Settlement Date, the Borrower shall, in accordance with the terms and priorities for payment set forth in Section 4.01, pay to each Lender, the Administrator and the Structuring Agent certain fees (collectively, the “Fees”) in the amounts set forth in the fee letter agreements from time to time entered into, among the Borrower, the Lenders and/or the Administrator and the Structuring Agent (each such fee letter agreement, as amended, restated, supplemented or otherwise modified from time to time, collectively being referred to herein as the “Fee Letter”).
SECTION 3.08
Records of Loans. Each Lender shall record in its records, the date and amount of each Loan made by such the Lender hereunder, the interest rate with respect thereto, the Interest accrued thereon and each repayment and payment thereof. Subject to Section 14.03(b), such records shall be conclusive and binding absent manifest error. The failure to so record any such information or any error in so recording any such information shall not, however, limit or otherwise affect the obligations of the Borrower hereunder or under the other Transaction Documents to repay the Principal of each Lender, together with all Interest accruing thereon and all other Borrower Obligations.

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SECTION 3.09
Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
(a)
"Undrawn Fees" (as defined in the Fee Letter) otherwise payable pursuant to any Fee Letter shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender.
(b)
At any time when more than one Lender is a party to this Agreement, the Commitment and Principal of such Defaulting Lender shall not be included in determining whether the Majority Lenders or the Simple Majority of Lenders, as applicable, have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 14.01); provided, that, except as otherwise provided in Section 14.01, this clause (b) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of such Lender or each Lender directly affected thereby (if such Lender is directly affected thereby).
(c)
In the event that the Administrator, the Borrower and the Servicer each agrees in writing that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then on such date such Lender shall purchase at par such of the Loans of the other Lenders as the Administrator shall determine may be necessary in order for such Lender to hold such Loans ratably in accordance with its applicable Commitment; provided, that no adjustments shall be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while such Lender was a Defaulting Lender, and provided, further, that except to the extent otherwise agreed by the affected parties, no change hereunder from Defaulting Lender to Lender that is not a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender.
ARTICLE IV

SETTLEMENT PROCEDURES AND PAYMENT PROVISIONS
SECTION 4.01
Settlement Procedures.

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(a)
The Servicer shall set aside and hold in trust for the benefit of the Secured Parties (or, if so requested by the Administrator (with the consent or at the direction of the Majority Lenders), segregate in a separate account designated by the Administrator, which shall be an account maintained and/or controlled by the Administrator unless the Administrator otherwise instructs in its sole discretion), for application in accordance with the priority of payments set forth below, all Collections on Pool Receivables that are actually received by the Servicer or the Borrower or received in any Lock-Box or Lock-Box Account; provided, however, that so long as each of the conditions precedent set forth in Section 6.03 are satisfied on such date, the Servicer may release to the Borrower from such Collections the amount (if any) necessary to pay (i) the unpaid purchase price for Receivables purchased by the Borrower as of such date in accordance with the terms of the applicable Sale Agreement or (ii) amounts owing by the Borrower to the Originators under the Company Note (each such release, a “Release”). On each Settlement Date, the Servicer (or, following its assumption of control of the Lock-Box Accounts, the Administrator) shall, distribute such Collections in the following order of priority:
(i)
first, to the Servicer for the payment of the accrued Servicing Fees payable for the immediately preceding Accrual Period (plus, if applicable, the amount of Servicing Fees payable for any prior Accrual Period to the extent such amount has not been distributed to the Servicer);
(ii)
second, to each Lender and other Credit Party (ratably, based on the amount then due and owing), all accrued and unpaid Interest, Fees and Breakage Fees due to such Lender and other Credit Party for the immediately preceding Accrual Period (including any additional amounts or indemnified amounts payable under Sections 5.03 and 13.01 in respect of such payments), plus, if applicable, the amount of any such Interest, Fees and Breakage Fees (including any additional amounts or indemnified amounts payable under Sections 5.03 and 13.01 in respect of such payments) payable for any prior Accrual Period to the extent such amount has not been distributed to such Lender or Credit Party;
(iii)
third, as set forth in clause (A), (B) or (C) below, as applicable:
(A)
prior to the occurrence of the Termination Date, to the extent that a Borrowing Base Deficit exists on such date, to the Lenders (ratably, based on the aggregate outstanding Principal of each Lender at such time) for the payment of a portion of the outstanding Aggregate Principal at such time, in an aggregate amount equal to the amount necessary to reduce the Borrowing Base Deficit to zero ($0);
(B)
on and after the occurrence of the Termination Date, to each Lender (ratably, based on the aggregate outstanding Principal of each Lender at such time) for the payment in full of the aggregate outstanding Principal of such Lender at such time; or

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(C)
prior to the occurrence of the Termination Date, at the election of the Borrower and in accordance with Section 2.02(d), to the payment of all or any portion of the outstanding Principal of the Lenders at such time (ratably, based on the aggregate outstanding Principal of each Lender at such time);
(iv)
fourth, to the Credit Parties, the Affected Persons and the Borrower Indemnified Parties (ratably, based on the amount due and owing at such time), for the payment of all other Borrower Obligations then due and owing by the Borrower to the Credit Parties, the Affected Persons and the Borrower Indemnified Parties; and
(v)
fifth, the balance, if any, to be paid to the Borrower for its own account, including, without limitation, the payment of any amounts pursuant to a Release.
(b)
All payments or distributions to be made by the Servicer, the Borrower and any other Person to the Lenders (or their respective related Affected Persons and the Borrower Indemnified Parties), shall be paid or distributed to the applicable party to which such amounts are owed.
(c)
If and to the extent the Administrator, any Credit Party, any Affected Person or any Borrower Indemnified Party shall be required for any reason to pay over to any Person (including any Obligor or any trustee, receiver, custodian or similar official in any Insolvency Proceeding) any amount received on its behalf hereunder, such amount shall be deemed not to have been so received but rather to have been retained by the Borrower and, accordingly, the Administrator, such Credit Party, such Affected Person or such Borrower Indemnified Party, as the case may be, shall have a claim against the Borrower for such amount.
(d)
For the purposes of this Section 4.01:
(i)
if on any day the Outstanding Balance of any Pool Receivable is reduced or adjusted as a result of any defective, rejected, returned, repossessed or foreclosed goods or services, or any revision, cancellation, allowance, rebate, discount or other adjustment made by the Borrower, any Originator, the Servicer or any Affiliate of the Servicer, or any setoff or dispute between the Borrower or any Affiliate of the Borrower, an Originator or any Affiliate of an Originator, or the Servicer or any Affiliate of the Servicer, and an Obligor, the Borrower shall be deemed to have received on such day a Collection of such Pool Receivable in the amount of such reduction or adjustment and shall, within two (2) Business Days, pay to a Lock-Box Account (or as otherwise directed by the Administrator at such time) for the benefit of the Credit Parties for application pursuant to Section 4.01(a), an amount equal to (x) if such reduction or adjustment occurs prior to the Termination Date and no Event of Default has occurred and is continuing, the lesser of (A) the sum of all deemed Collections with respect to such reduction or adjustment and (B) an amount (if any) necessary to eliminate any Borrowing Base Deficit that exists at such time and after giving effect to such reduction or adjustment and (y) if such reduction or adjustment occurs on or after the Termination Date or at any time when an Event of Default has occurred and is continuing, the sum of all deemed Collections in respect thereof;

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(ii)
if on any day any of the representations or warranties in Section 7.01 is not true with respect to any Pool Receivable, the Borrower shall be deemed to have received on such day a Collection of such Pool Receivable in full and shall, within two (2) Business Days, pay to a Lock-Box Account (or as otherwise directed by the Administrator at such time) for the benefit of the Credit Parties for application pursuant to Section 4.01(a), an amount equal to (x) if such breach occurs prior to the Termination Date and no Event of Default has occurred and is continuing, the lesser of (A) the sum of all deemed Collections with respect to such breach and (B) an amount (if any) necessary to eliminate any Borrowing Base Deficit that exists at such time and after giving effect to such breach and (y) if such breach occurs on or after the Termination Date or at any time when an Event of Default has occurred and is continuing, the sum of all deemed Collections in respect thereof (Collections deemed to have been received pursuant to Section 4.01(d)(i) and 4.01(d)(ii) are hereinafter sometimes referred to as “Deemed Collections”);
(iii)
except as provided in clauses (i) or (ii) above or otherwise required by Applicable Law or the relevant Contract, all Collections received from an Obligor of any Receivable shall be applied to the Receivables of such Obligor in the order of the age of such Receivables, starting with the oldest such Receivable, unless such Obligor designates in writing its payment for application to specific Receivables; and
(iv)
if and to the extent the Administrator, any Credit Party, any Affected Person or any Borrower Indemnified Party shall be required for any reason to pay over to an Obligor (or any trustee, receiver, custodian or similar official in any Insolvency Proceeding) any amount received by it hereunder, such amount shall be deemed not to have been so received by such Person but rather to have been retained by the Borrower and, accordingly, such Person shall have a claim against the Borrower for such amount, payable when and to the extent that any distribution from or on behalf of such Obligor is made in respect thereof.
SECTION 4.02
Payments and Computations, Etc. (a) All amounts to be paid by the Borrower or the Servicer to the Administrator, any Credit Party, any Affected Person or any Borrower Indemnified Party hereunder shall be paid no later than 1:00p.m. (New York City time) on the day when due in same day funds to the applicable party to which such amounts are due.
(a)
Each of the Borrower and the Servicer shall, to the extent permitted by Applicable Law, pay interest on any amount not paid or deposited by it when due hereunder, at an interest rate per annum equal to 2.00% per annum above the Base Rate, payable on demand.
(a)
All computations of interest under subsection (b) above and all computations of Interest, Fees and other amounts hereunder shall be made on the basis of a year of 360 days (or, in the case of amounts determined by reference to the Base Rate, 365 or 366 days, as applicable) for the actual number of days (including the first but excluding the last day) elapsed. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of such payment or deposit.

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ARTICLE V

INCREASED COSTS; FUNDING LOSSES; TAXES; ILLEGALITY AND SECURITY INTEREST
SECTION 5.01
Increased Costs.
(a)
Increased Costs Generally. If any Change in Law shall:
(i)
impose, modify or deem applicable any reserve, special deposit, liquidity, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Affected Person;
(ii)
subject any Credit Party to any Taxes (except to the extent such Taxes are (A) Indemnified Taxes, (B) Taxes described in clause (b) through (d) of the definition of Excluded Taxes or (C) Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes) on its loans, loan principal, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)
impose on any Affected Person any other condition, cost or expense (other than Taxes) (A) affecting the Collateral, this Agreement, any other Transaction Document, any Loan or any participation therein or (B) affecting its obligations or rights to make Loans;

and the result of any of the foregoing shall be to increase the cost to such Affected Person of (A) acting as the Administrator, or a Lender hereunder, (B) funding or maintaining any Loan or (C) maintaining its obligation to fund or maintain any Loan, or to reduce the amount of any sum received or receivable by such Affected Person hereunder, then, upon request of such Affected Person, the Borrower shall pay to such Affected Person such additional amount or amounts as will compensate such Affected Person for such additional costs incurred or reduction suffered.

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(b)
Capital and Liquidity Requirements. If any Affected Person determines that any Change in Law affecting such Affected Person or any lending office of such Affected Person or such Affected Person’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of (x) increasing the amount of capital required to be maintained by such Affected Person or Affected Person’s holding company, if any, (y) reducing the rate of return on such Affected Person’s capital or on the capital of such Affected Person’s holding company, if any, or (z) causing an internal capital or liquidity charge or other imputed cost to be assessed upon such Affected Person or Affected Person’s holding company, if any, in each case, as a consequence of (A) this Agreement or any other Transaction Document, (B) the commitments of such Affected Person hereunder or under any other Transaction Document, (C) the Loans made by such Affected Person, or (D) any Principal, to a level below that which such Affected Person or such Affected Person’s holding company could have achieved but for such Change in Law (taking into consideration such Affected Person’s policies and the policies of such Affected Person’s holding company with respect to capital adequacy and liquidity), then from time to time, upon request of such Affected Person, the Borrower will pay to such Affected Person such additional amount or amounts as will compensate such Affected Person or such Affected Person’s holding company for any such increase, reduction or charge.
(c)
[reserved].
(d)
Certificates for Reimbursement. A certificate of an Affected Person setting forth in reasonable detail a calculation of the amount or amounts necessary to compensate such Affected Person or its holding company, as the case may be, as specified in clause (a) or (b) of this Section and delivered to the Borrower, shall be conclusive absent manifest error. The Borrower shall, subject to the priorities of payment set forth in Section 4.01, pay such Affected Person the amount shown as due on any such certificate on the first Settlement Date occurring after the Borrower’s receipt of such certificate.
(e)
Delay in Requests. Failure or delay on the part of any Affected Person to demand compensation pursuant to this Section shall not constitute a waiver of such Affected Person’s right to demand such compensation; provided that the Borrower shall not be required to compensate an Affected Person pursuant to this Section 5.01 for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Affected Person notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Affected Person’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine (9) month period referred to above shall be extended to include the period of retroactive effect thereof).
SECTION 5.02
Funding Losses.
(a)
The Borrower will pay each Lender all Breakage Fees.

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(b)
A certificate of a Lender setting forth in reasonable detail a calculation of the amount or amounts necessary to compensate such Lender, as specified in clause (a) above and delivered to the Borrower, shall be conclusive absent manifest error. The Borrower shall, subject to the priorities of payment set forth in Section 4.01, pay such Lender the amount shown as due on any such certificate on the first Settlement Date occurring after the Borrower’s receipt of such certificate.
SECTION 5.03
Taxes.
(a)
Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Transaction Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of the applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law, and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section), the applicable Credit Party receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(b)
Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or, at the option of the Administrator, timely reimburse the Administrator for the payment of, any Other Taxes.
(c)
Indemnification by the Borrower. The Borrower shall indemnify each Credit Party, within ten days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Credit Party or required to be withheld or deducted from a payment to such Credit Party and reasonable out-of-pocket expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Credit Party (with a copy to the Administrator), or by the Administrator on its own behalf or on behalf of an Credit Party, shall be conclusive absent manifest error.

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(d)
Indemnification by the Lenders. Each Lender shall severally indemnify the Administrator, within ten days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender or any of their respective Affiliates that are Affected Persons (but only to the extent that the Borrower and its Affiliates have not already indemnified the Administrator for such Indemnified Taxes and without limiting any obligation of the Borrower, the Servicer or their Affiliates to do so), (ii) any Taxes attributable to the failure of such Lender or any of their respective Affiliates that are Affected Persons to comply with Section 14.03(e) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender or any of their respective Affiliates that are Affected Persons, in each case, that are payable or paid by the Administrator in connection with any Transaction Document, and any reasonable out-of-pocket expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrator shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrator to set off and apply any and all amounts at any time owing to such Lender, or any of their respective Affiliates that are Affected Persons under any Transaction Document or otherwise payable by the Administrator to such Lender, or any of their respective Affiliates that are Affected Persons from any other source against any amount due to the Administrator under this clause (d).
(e)
Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 5.03, the Borrower shall deliver to the Administrator the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrator.
(f)
Status of Credit Parties. (i) Any Credit Party that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Transaction Document shall deliver to the Borrower and the Administrator, at the time or times reasonably requested by the Borrower or the Administrator, such properly completed and executed documentation reasonably requested by the Borrower or the Administrator as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Credit Party, if reasonably requested by the Borrower or the Administrator, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrator as will enable the Borrower or the Administrator to determine whether or not such Credit Party is subject to backup or other withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 5.03(f)(ii)(A), 5.03(f)(ii)(B) and 5.03(g)) shall not be required if, in the Credit Party’s reasonable judgment, such completion, execution or submission would subject such Credit Party to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Credit Party.
(i)
Without limiting the generality of the foregoing:

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(A)
a Credit Party that is a U.S. Person shall deliver to the Borrower and the Administrator on or prior to the date on which such Credit Party becomes a party to this Agreement and from time to time upon the reasonable request of the Borrower or the Administrator, executed originals of Internal Revenue Service Form W-9 certifying that such Credit Party is exempt from U.S. federal backup withholding tax;
(B)
any Credit Party that is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrator (in such number of copies as shall be requested by the Affected Person) on or prior to the date on which such Credit Party becomes a party to this Agreement and from time to time upon the reasonable request of the Borrower or the Administrator, whichever of the following is applicable:
(1)
in the case of such a Credit Party claiming the benefits of an income tax treaty to which the United States is a party, (x) with respect to payments of interest under any Transaction Document, executed originals of Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Transaction Document, Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)
executed originals of Internal Revenue Service Form W-8ECI;
(3)
in the case of such Credit Party claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate to the effect that such Credit Party is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-8BEN-E, as applicable; or

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(4)
to the extent such Credit Party is not the beneficial owner, executed originals of Internal Revenue Service Form W-8IMY, accompanied by Internal Revenue Service Form W-8ECI, Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate, Internal Revenue Service Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that, if such Credit Party is a partnership and one or more direct or indirect partners of such Credit Party are claiming the portfolio interest exemption, such Credit Party may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner; and
(C)
any Credit Party that is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrator (in such number of copies as shall be requested by the recipient), on or prior to the date that such Credit Party becomes a party to this Agreement, and from time to time upon the reasonable request of the Borrower or the Administrator, executed originals of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrator to determine the withholding or deduction required to be made.
(g)
Documentation Required by FATCA. If a payment made to a Credit Party under any Transaction Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Credit Party were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Credit Party shall deliver to the Borrower and the Administrator at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Borrower or the Administrator such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrator as may be necessary for the Borrower and the Administrator to comply with their obligations under FATCA and to determine that such Credit Party has complied with such Credit Party’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (g), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Credit Party agrees that if any form or certification it previously delivered pursuant to Section 5.03(f) or (g) expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrator in writing of its legal inability to do so.

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(h)
Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5.03 (including by the payment of additional amounts pursuant to this Section 5.03), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 5.03 with respect to the Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(i)
Survival. Each party’s obligations under this Section 5.03 shall survive the resignation or replacement of the Administrator or any assignment of rights by, or the replacement of, a Credit Party or any other Credit Party, the termination of the Commitments and the repayment, satisfaction or discharge of all the Borrower Obligations and the Servicer’ obligations hereunder.
SECTION 5.04
Security Interest.
(a)
As security for the performance by the Borrower of all the terms, covenants and agreements on the part of the Borrower to be performed under this Agreement or any other Transaction Document, including the punctual payment when due of the Aggregate Principal and all Interest in respect of the Loans and all other Borrower Obligations, the Borrower hereby grants to the Administrator for its benefit and the ratable benefit of the Secured Parties, a continuing security interest in, all of the Borrower’s right, title and interest in, to and under all of the following, whether now or hereafter owned, existing or arising (collectively, the “Collateral”): (i) all Pool Receivables, (ii) all Related Security with respect to such Pool Receivables, (iii) all Collections with respect to such Pool Receivables, (iv) the Lock-Boxes and Lock-Box Accounts and all amounts on deposit therein, and all certificates and instruments, if any, from time to time evidencing such Lock-Boxes, Lock-Box Accounts and amounts on deposit therein, (v) all rights (but none of the obligations) of the Borrower under the Sale Agreement, (vi) all other personal and fixture property or assets of the Borrower of every kind and nature including all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts, chattel paper (whether tangible or electronic), deposit accounts, securities accounts, securities entitlements, letter-of-credit rights, commercial tort claims, securities and all other investment property, supporting obligations, money, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all

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payment intangibles) (each as defined in the UCC) and (vii) all proceeds of, and all amounts received or receivable under any or all of, the foregoing.
(b)
The Administrator (for the benefit of the Secured Parties) shall have, with respect to all the Collateral, and in addition to all the other rights and remedies available to the Administrator (for the benefit of the Secured Parties), all the rights and remedies of a secured party under any applicable UCC or Applicable Law. The Borrower hereby authorizes the Administrator to file financing statements describing as the collateral covered thereby as “all of the debtor’s personal property or assets” or words to that effect, notwithstanding that such wording may be broader in scope than the collateral described in this Agreement.
(c)
Immediately upon the occurrence of the Final Payout Date, the Collateral shall be automatically released from the lien created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrator, the Lenders and the other Credit Parties hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Borrower; provided, however, that promptly following written request therefor by the Borrower delivered to the Administrator following any such termination, and at the expense of the Borrower, the Administrator shall execute and deliver to the Borrower UCC-3 termination statements and such other documents as the Borrower shall reasonably request to evidence such termination.
SECTION 5.05
Mitigation Obligations; Replacement of Lenders.
(a)
Designation of a Different Lending Office. If any Lender requests compensation under Section 5.01, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.03, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 5.01 or 5.03, as the case may be, in the future, (ii) would not subject such Lender to any unreimbursed cost or expense and (iii) would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
(b)
Replacement of Lenders. If (i) any Lender requests compensation under Section 5.01, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.03 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with paragraph (a) of this Section, or (ii) any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrator, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 14.03), all of its interests, rights (other than its existing rights to payments pursuant to Section 5.01 or Section 5.03) and obligations under this Agreement and the other Transaction Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:

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(i)
(x) the Borrower shall have paid to the Administrator the assignment fee (if any) specified in Section 14.03 and (y) such assignee shall be reasonably satisfactory to the Administrator;
(ii)
such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Transaction Documents from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);
(iii)
in the case of any such assignment resulting from a claim for compensation under Section 5.01 or payments required to be made pursuant to Section 5.03, such assignment will result in a reduction in such compensation or payments thereafter;
(iv)
such assignment does not conflict with Applicable Law;
(v)
in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent; and
(vi)
the Borrower shall be permitted to replace any Lender that is the Administrator or an Affiliate thereof only if the Administrator is also replaced contemporaneously, pursuant to documents reasonably satisfactory to the Administrator and the Administrator has received payment of an amount equal to all amounts then owing to the Administrator hereunder and under each of the other Transaction Documents.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver or consent by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation have ceased to apply.

ARTICLE VI

CONDITIONS to Effectiveness and CREDIT EXTENSIONS
SECTION 6.01
Conditions Precedent to Effectiveness and the Initial Credit Extension. This Agreement shall become effective as of the Closing Date when (a) the Administrator shall have received each of the documents, agreements (in fully executed form), opinions of counsel, lien search results, UCC filings, certificates and other deliverables listed on the closing memorandum attached as Exhibit H hereto, in each case, in form and substance acceptable to the Administrator and (b) all reasonable out of pocket and documented fees and expenses payable by the Borrower on the Closing Date to the Credit Parties have been paid in full in accordance with the terms of the Transaction Documents.
SECTION 6.02
Conditions Precedent to All Credit Extensions. Each Credit Extension hereunder on or after the Closing Date shall be subject to the conditions precedent that:

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(a)
the Borrower shall have delivered to the Administrator and each Lender a Loan Request for such Loan, in accordance with Section 2.02(a);
(b)
the Servicer shall have delivered to the Administrator and each Lender all Information Packages required to be delivered hereunder;
(c)
the conditions precedent to such Credit Extension specified in Section 2.01(i) through (iii), shall be satisfied; and
(d)
on the date of such Credit Extension the following statements shall be true and correct (and upon the occurrence of such Credit Extension, the Borrower and the Servicer shall be deemed to have represented and warranted that such statements are then true and correct):
(i)
the representations and warranties of the Borrower and the Servicer contained in Sections 7.01 and 7.02 are true and correct in all material respects on and as of the date of such Credit Extension as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date;
(ii)
no Event of Default or Unmatured Event of Default has occurred and is continuing, and no Event of Default or Unmatured Event of Default would result from such Credit Extension;
(iii)
no Borrowing Base Deficit exists or would exist after giving effect to such Credit Extension; and
(iv)
the Termination Date has not occurred.
SECTION 6.03
Conditions Precedent to All Releases. Each Release hereunder on or after the Closing Date shall be subject to the conditions precedent that:
(a)
after giving effect to such Release, the Servicer shall be holding in trust for the benefit of the Secured Parties an amount of Collections sufficient to pay the sum of (x) all accrued and unpaid Servicing Fees, Interest, Fees and Breakage Fees, in each case, through the date of such Release, (y) the amount of any Borrowing Base Deficit (after giving effect to such Release and the Borrower’s related purchase of Receivables pursuant to the applicable Sale Agreement on the date of such Release) and (z) the amount of all other accrued and unpaid Borrower Obligations through the date of such Release;
(b)
the Borrower shall use the proceeds of such Release solely to pay the purchase price for Receivables purchased by the Borrower in accordance with the terms of the Sale Agreement and amounts owing by the Borrower to the Originators under the Company Note; and
(c)
on the date of such Release the following statements shall be true and correct (and upon the occurrence of such Release, the Borrower and the Servicer shall be deemed to have represented and warranted that such statements are then true and correct):

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(i)
the representations and warranties of the Borrower and the Servicer contained in Sections 7.01 and 7.02 are true and correct in all material respects on and as of the date of such Release as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date;
(ii)
no Event of Default has occurred and is continuing, and no Event of Default would result from such Release;
(iii)
no Borrowing Base Deficit exists or would exist after giving effect to such Release; and
(iv)
the Termination Date has not occurred.
ARTICLE VII

REPRESENTATIONS AND WARRANTIES
SECTION 7.01
Representations and Warranties of the Borrower. The Borrower represents and warrants to each Credit Party as of the Closing Date, on each Settlement Date and on each day that a Credit Extension or Release shall have occurred:
(a)
Organization and Good Standing. The Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to do business and is in good standing as a foreign organization in every jurisdiction where the nature of its business requires it to be so qualified, except where the failure to be so qualified would not have a Material Adverse Effect.
(b)
Power and Authority; Due Authorization; No Conflict. The execution, delivery and performance by the Borrower of this Agreement and the other Transaction Documents to which it is a party, including its use of the proceeds of Credit Extensions and Releases: (i) are within its limited liability company powers; (ii) have been duly authorized by all necessary limited liability company action; (iii) do not contravene or result in a default under or conflict with: (A) its certificate of organization or limited liability company agreement, (B) any law, rule or regulation applicable to it, (C) any indenture, loan agreement, mortgage, deed of trust or other material agreement or instrument to which it is a party or by which it is bound, or (D) any order, writ, judgment, award, injunction or decree binding on or affecting it or any of its property; and (iv) do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties. This Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered by the Borrower.
(c)
Borrower Governmental Approvals. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or other Person is required for its due execution, delivery and performance by the Borrower of this Agreement or any other Transaction Document to which it is a party, other than (i) the Uniform Commercial Code filings referred to in Section 6.01 of this Agreement, all of which shall have been filed on or before the date of the first Credit Extension hereunder or (ii) such authorizations, approvals or actions the

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failure of which to obtain or perform would not reasonably be expected to have a Material Adverse Effect.
(d)
Binding Obligations. Each of this Agreement and the other Transaction Documents to which the Borrower is a party constitutes its legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws from time to time in effect affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(e)
Litigation and Other Proceedings. There is no pending or, to the Borrower’s best knowledge, threatened action or proceeding affecting the Borrower or any of its properties before any Governmental Authority or arbitrator.
(f)
Proceeds. No proceeds of any Credit Extension or Release will be used to acquire any equity security of a class that is registered pursuant to Section 12 of the Exchange Act.
(g)
Perfection Representations.
(i)
The Borrower owns and has good and marketable title to the Collateral free and clear of any Adverse Claim of any Person.
(ii)
This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Borrower’s right, title and interest in, to and under the Collateral which (A) security interest has been perfected and is enforceable against creditors of and purchasers from the Borrower (in the case of the Related Security, in only that portion of the Related Security in which a security interest may be perfected by the filing of a financing statement under the UCC) and (B) will be free of all Adverse Claims in such Collateral.
(iii)
All appropriate financing statements, financing statement amendments and continuation statements have been filed in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect (and continue the perfection of) the sale and contribution of the Receivables and Related Security from each Originator to the Borrower pursuant to the Sale Agreement and the grant by the Borrower of a security interest in the Collateral to the Administrator pursuant to this Agreement.
(iv)
No effective financing statement or other instrument similar in effect covering any Collateral is on file in any recording office, except those filed in favor of the Borrower pursuant to the Sale Agreement and the Administrator (for the benefit of each Lender) relating to this Agreement, or in respect of which the Administrator has received evidence satisfactory to the Administrator of acknowledgment copies, or time-stamped receipt copies, of proper financing statements releasing or terminating, as applicable, all security interests and other rights of any Person in such Collateral.
(h)
Accuracy of Information. Each Information Package (if prepared by the Borrower or one of its Affiliates, or to the extent that information contained therein is supplied by

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the Borrower or an Affiliate), information, exhibit, financial statement, document, book, record or report furnished or to be furnished at any time by or on behalf of the Borrower to the Administrator or any Lender in connection with this Agreement or any other Transaction Document to which it is a party is or will be complete and accurate in all material respects as of its date or as of the date so furnished, and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.
(i)
Taxes. The Borrower has timely filed all federal and other material tax returns required to be filed by the Borrower, and has paid, or caused to be paid, all taxes, assessments and other governmental charges due and payable by the Borrower, if any, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.
(j)
The Lock-Boxes and Lock-Box Accounts.
(i)
Nature of Lock-Box Accounts. Each Lock-Box Account constitutes a “deposit account” within the meaning of the applicable UCC.
(ii)
Ownership. Each Lock-Box and Lock-Box Account is in the name of the Borrower, and the Borrower owns and has good and marketable title to the Lock-Box Accounts free and clear of any Adverse Claim.
(iii)
Perfection. The Borrower has delivered to the Administrator a fully executed Lock-Box Agreement relating to each Lock-Box and Lock-Box Account, pursuant to which each applicable Lock-Box Account Bank has agreed to comply with the instructions originated by the Administrator directing the disposition of funds in such Lock-Box and Lock-Box Account without further consent by the Borrower, the Servicer or any other Person. The Administrator has “control” (as defined in Section 9-104 of the UCC) over each Lock-Box Account. The Borrower has not granted to any Person, other than the Administrator as contemplated by this Agreement, dominion and control of any Lock-Box Account, or the right to take dominion and control of any such account at a future time or upon the occurrence of a future event.
(k)
Court Order. The Borrower is not in violation of any order of any court, arbitrator or Governmental Authority.
(l)
Financial Interests in Lenders. Neither the Borrower nor any of its Affiliates has any direct or indirect ownership or other financial interest in any Lender.
(m)
Violation of Laws; Margin Regulations. The Borrower has not used the proceeds of any Credit Extension or Release for any purpose that violates any applicable law, rule or regulation, including Regulations T, U or X of the Federal Reserve Board.
(n)
Eligible Receivables. Each Receivable included as an Eligible Receivable in the calculation of the Net Receivables Pool Balance as of any date is an Eligible Receivable as of such date.

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(o)
No Event of Default. No event has occurred and is continuing that constitutes an Event of Default or an Unmatured Event of Default and no event would result from any Credit Extension or Release or from the application of the proceeds therefrom that constitutes an Event of Default or an Unmatured Event of Default.
(p)
Solvency. After giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, the Borrower is Solvent.
(q)
Credit and Collection Policy. The Borrower has complied in all material respects with the Credit and Collection Policy of each Originator with regard to the Receivables originated by such Originator, unless the Borrower has made a Deemed Collection payment in respect of the entire Outstanding Balance thereof in accordance with Section 4.01(d)(ii) of this Agreement.
(r)
Compliance with Transaction Documents. The Borrower has complied in all material respects with all of the terms, covenants and agreements contained in this Agreement and the other Transaction Documents that are applicable to it and all laws, rules, regulations and orders that are applicable to it.
(s)
Offices; Legal Name. The Borrower’s sole jurisdiction of organization is the State of Delaware and such jurisdiction has not changed during the last six years. The office of the Borrower is located at 200 Old Wilson Bridge Road, Worthington, Ohio 43085. The legal name of the Borrower is Worthington Receivables Company, LLC.
(t)
Investment Company Act; Volcker Rule. The Borrower (i) is not, and is not controlled by, an “investment company” registered or required to be registered under the Investment Company Act and (ii) is not a “covered fund” under the Volcker Rule. In determining that the Borrower is not a “covered fund” under the Volcker Rule, the Borrower relies on, and is entitled to rely on, the exemption from the definition of “investment company” set forth in Section 3(c)(5) of the Investment Company Act.
(u)
Fair Value. With respect to each Receivable transferred to the Borrower under the Sale Agreement, the Borrower has given reasonably equivalent value to the Originator thereof in consideration therefor and such transfer was not made for or on account of an antecedent debt. The Borrower has no knowledge of any circumstance or condition that would permit the transfer by any Originator of any Receivable under the Sale Agreement to be voidable under any Section of the Bankruptcy Code.
(v)
Contracts. Each Contract with respect to each Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
(w)
No Material Adverse Effect. Since its most recent fiscal year end, (i) there has been no change in the business, assets, financial condition or operations of the Borrower that

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would materially and adversely affect the Borrower's ability to perform its obligations under this Agreement or any other Transaction Document to which it is a party and (ii) no event or development has occurred which could reasonably be expected to result in a Material Adverse Effect.
(x)
Sanctions and other Anti-Terrorism Laws. No: (i) Covered Entity, nor to its best knowledge, any employees, officers, directors, affiliates or agents acting on a Covered Entity’s behalf in connection with this Agreement: (a) is a Sanctioned Person; or (b) directly, or indirectly through any third party, is engaged in any transactions or other dealings with or for the benefit of any Sanctioned Person or Sanctioned Jurisdiction, or any transactions or other dealings that otherwise are prohibited by any Anti-Terrorism Laws; or (ii) Collateral is Embargoed Property.
(y)
Anti-Corruption Laws. Each Covered Entity has (i) conducted its business in compliance with all Anti-Corruption Laws and (ii) has instituted and maintains policies and procedures reasonably designed to ensure compliance with such Laws.
(z)
Tax Status. The Borrower (i) is a “disregarded entity” within the meaning of U.S. Treasury Regulation § 301.7701-3 for U.S. federal income tax purposes that is wholly owned by a “United States person” (within the meaning of Section 7701(a)(30) of the Internal Revenue Code), (ii) is not an association (or publicly traded partnership) taxable as a corporation for U.S. federal income tax purposes, (iii) is not subject to any Tax in any jurisdiction outside the United States and (iv) is not subject to any material Taxes based on net income or gross receipts imposed by a state or local taxing authority.
(aa)
Opinions. The facts regarding the Borrower, the Servicer, each Originator, the Performance Guarantor, the Receivables, the Related Security and the related matters set forth or assumed in each of the opinions of counsel delivered in connection with this Agreement and the Transaction Documents are true and correct in all material respects.
(bb)
Liquidity Coverage Ratio. The Borrower has not, does not and will not during this Agreement issue any LCR Security. The Borrower further represents and warrants that its assets and liabilities are consolidated with the assets and liabilities of the Parent for purposes of GAAP.
(cc)
Certificate of Beneficial Ownership. The Certificate of Beneficial Ownership executed and delivered to the Administrator and the Lenders for the Borrower on or prior to the Closing Date, as updated from time to time in accordance with this Agreement, is accurate, complete and correct as of the Closing Date and as of the date any such update is delivered. The Borrower acknowledges and agrees that the Certificate of Beneficial Ownership is one of the Transaction Documents.
SECTION 7.02
Representations and Warranties of the Servicer. The Servicer represents and warrants to each Credit Party as of the Closing Date, on each Settlement Date and on each day that a Credit Extension or Release shall have occurred:
(a)
Organization and Good Standing. Worthington is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Ohio, and is duly

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qualified to do business and is in good standing as a foreign corporation in every jurisdiction where the nature of its business requires it to be so qualified, except where the failure to be so qualified would not have a Material Adverse Effect.
(b)
Power and Authority; Due Authorization. The execution, delivery and performance by Worthington, of this Agreement and the other Transaction Documents to which it is a party, including the Servicer’s use of the proceeds of Credit Extensions and Releases: (i) are within its corporate powers; (ii) have been duly authorized by all necessary corporate action; (iii) do not contravene or result in a default under or conflict with: (A) its articles of incorporation or code of regulations, (B) any law, rule or regulation applicable to it, (C) any material indenture, loan agreement, mortgage, deed of trust or other material agreement or instrument to which it is a party or by which it is bound, or (D) any order, writ, judgment, award, injunction or decree binding on or affecting it or any of its property; and (iv) do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties. This Agreement and the other Transaction Documents to which Worthington is a party have been duly executed and delivered by Worthington.
(c)
No Consents. No authorization, approval or other action by, and no notice to or filing with any Governmental Authority or other Person, is required for the due execution, delivery and performance by Worthington of this Agreement or any other Transaction Document to which it is a party, other than such authorizations, approvals or actions the failure of which to obtain or perform would not reasonably be expected to have a Material Adverse Effect.
(d)
Binding Obligations. Each of this Agreement and the other Transaction Documents to which Worthington is a party constitutes the legal, valid and binding obligation of Worthington enforceable against Worthington in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws from time to time in effect affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(e)
Financial Condition. The consolidated balance sheets of Worthington and its consolidated Subsidiaries as of February 28, 2022, and the related consolidated statements of income and cash flows for the period then ended, copies of which have been furnished to the Administrator and each Lender, fairly present, in conformity with GAAP, the consolidated financial condition of Worthington and its consolidated Subsidiaries as at such date and their consolidated results of operations and cash flows for the period ended on such date. Since February 28, 2022, no event or development has occurred which could reasonably be expected to result in a Material Adverse Effect.
(f)
Litigation and Other Proceedings. Except as disclosed in the most recent audited financial statements of Worthington furnished to the Administrator and each Lender, there is no pending or, to its best knowledge, threatened action or proceeding affecting it or any of its Subsidiaries before any Governmental Authority or arbitrator that could reasonably be expected to have a Material Adverse Effect.

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(g)
Proceeds. No proceeds of any Credit Extension or Release will be used to acquire any equity security of a class that is registered pursuant to Section 12 of the Exchange Act.
(h)
Accuracy of Information. Each Information Package (if prepared by Worthington or one of its Affiliates, or to the extent that information contained therein is supplied by Worthington or an Affiliate), information, exhibit, financial statement, document, book, record or report furnished or to be furnished at any time by or on behalf of the Servicer to the Administrator or any Lender in connection with this Agreement is or will be complete and accurate in all material respects as of its date or as of the date so furnished and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading; provided that, with respect to any projected financial information, if any, the Servicer represents only that such information was prepared in good faith based upon the facts and circumstances available to it at such time and upon assumptions believed to be reasonable at the time.
(i)
Location of Records. The offices where Worthington keeps all of its records relating to the servicing of the Pool Receivables are located at 200 Old Wilson Bridge Road, Worthington, Ohio 43085.
(j)
Court Order. Worthington is not in violation of any order of any court, arbitrator or Governmental Authority, which could reasonably be expected to have a Material Adverse Effect
(k)
Financial Interests in Lenders. Neither Worthington nor any of its Affiliates has any direct or indirect ownership or other financial interest in any Lender.
(l)
Credit and Collection Policy. The Servicer has complied in all material respects with the Credit and Collection Policy of each Originator with regard to the Receivables originated by such Originator, unless the Borrower has made a Deemed Collection payment in respect of the entire Outstanding Balance thereof in accordance with Section 4.01(d)(ii) of this Agreement.
(m)
Compliance with Transaction Documents. Worthington has complied in all material respects with all of the terms, covenants and agreements contained in this Agreement and the other Transaction Documents that are applicable to it.
(n)
Investment Company Act. Worthington is not an “investment company,” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act.
(o)
No Material Adverse Effect. Since its most recent fiscal year end, (i) there has been no change in the business, assets, financial condition or operations of the Servicer that would materially and adversely affect the Servicer's ability to perform its obligations under this Agreement or any other Transaction Document to which it is a party and (ii) no event or development has occurred which could reasonably be expected to result in a Material Adverse Effect.

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(p)
Servicing Programs. No license or approval is required for the Administrator or any successor Servicer to use any program used by the Servicer in the servicing of the Receivables, other than such licenses and approvals that have been obtained and are in full force and effect.
(q)
Taxes. United States Federal income tax returns of Worthington and its consolidated Subsidiaries have been examined and closed through fiscal year ended May 31, 2021. Worthington and its consolidated Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by Worthington or any consolidated Subsidiary. The charges, accruals and reserves on the books of Worthington and its consolidated Subsidiaries in respect of taxes or other governmental charges are, in the opinion of Worthington, adequate.
(r)
Eligible Receivables. Each Receivable included as an Eligible Receivable in the calculation of the Net Receivables Pool Balance as of any date is an Eligible Receivable as of such date.
(s)
Compliance with Applicable Law. The Servicer (i) shall duly satisfy in all material respects all obligations on its part to be fulfilled under or in connection with the Pool Receivables and the related Contracts, (ii) has maintained in effect all qualifications required under Applicable Law in order to properly service the Pool Receivables and (iii) has complied in all material respects with all Applicable Laws in connection with servicing the Pool Receivables, except, with respect to clause (iii) above, where the failure to so comply would not reasonably be expected to have a Material Adverse Effect.
(t)
Sanctions and other Anti-Terrorism Laws. No: (i) Covered Entity, nor, to its best knowledge, any employees, officers, directors, affiliates, or agents acting on a Covered Entity’s behalf in connection with this Agreement: (a) is a Sanctioned Person; or (b) directly, or indirectly through any third party, is engaged in any transactions or other dealings with or for the benefit of any Sanctioned Person or Sanctioned Jurisdiction, or any transactions or other dealings that otherwise are prohibited by any Anti-Terrorism Laws; or (ii) Collateral is Embargoed Property.
(u)
Anti-Corruption Laws. Each Covered Entity has (i) conducted its business in compliance with all Anti-Corruption Laws and (ii) has instituted and maintains policies and procedures reasonably designed to ensure compliance with such Laws.
(v)
Opinions. The facts regarding the Borrower, the Servicer, each Originator, the Performance Guarantor, the Receivables, the Related Security and the related matters set forth or assumed in each of the opinions of counsel delivered in connection with this Agreement and the Transaction Documents are true and correct in all material respects.
ARTICLE VIII

COVENANTS

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SECTION 8.01
Covenants of the Borrower. At all times from the Closing Date until the Final Payout Date:
(a)
Payment of Principal and Interest. The Borrower shall duly and punctually pay Principal, Interest, Fees and all other amounts payable by the Borrower hereunder in accordance with the terms of this Agreement.
(b)
Compliance with Laws, Etc TC . The Borrower shall comply with all Applicable Laws, and preserve and maintain its corporate existence, rights, franchises, qualifications and privileges, except to the extent that the failure to so comply with such Applicable Laws or the failure to so preserve and maintain such rights, franchises, qualifications and privileges would not reasonably be expected to have a Material Adverse Effect.
(c)
Offices, Records and Books of Account, Etc TC . The Borrower: (i) shall not move its principal place of business and chief executive office (as such terms or similar terms are used in the UCC) and the office where it keeps its records concerning the Receivables to an address other than the address of the Borrower set forth on Schedule III to this Agreement or, pursuant to clause (l)(iv) below, at any other locations in jurisdictions where all actions reasonably requested by the Administrator to protect and perfect the interest of the Administrator (for the benefit of the Lenders) in the Collateral have been taken and completed and (ii) shall provide the Administrator with at least 30 days’ written notice before making any change in the Borrower’s name or making any other change in the Borrower’s identity or corporate structure (including a Change in Control) that could render any UCC financing statement filed in connection with this Agreement “seriously misleading” as such term (or similar term) is used in the UCC; each notice to the Administrator pursuant to this sentence shall set forth the applicable change and the effective date thereof. The Borrower also will maintain and implement (or cause the Servicer to maintain and implement) administrative and operating procedures (including an ability to recreate records evidencing Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain (or cause the Servicer to keep and maintain) all documents, books, records, computer tapes and disks and other information reasonably necessary or advisable for the collection of all Receivables (including records adequate to permit the daily identification of each Receivable and all Collections of and adjustments to each existing Receivable). The Borrower will (and will cause each Originator to) on or prior to the date of this Agreement, mark its master data processing records and other books and records relating to the Collateral (and at all times thereafter (until the Final Payout Date) continue to maintain such records) with a legend, reasonably acceptable to the Administrator, describing the Administrator's security interest in the Collateral.
(d)
Performance and Compliance with Contracts and Credit and Collection Policy TC . The Borrower shall (and shall cause the Servicer to), at its expense, (i) timely perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables unless the failure to so perform or comply does not involve a material portion of such Receivables, and the Borrower shall have complied with its obligations with respect to such Receivables set forth in Section 4.01(d), and (ii) timely comply in all material respects with the applicable Credit and Collection Policies with regard to each Receivable.

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(e)
Security Interest, Etc. The Borrower shall (and shall cause the Servicer to), at its expense, take all action necessary to establish and maintain a valid and enforceable first priority perfected security interest in the Collateral, in each case free and clear of any Adverse Claim, in favor of the Administrator (on behalf of the Secured Parties), including taking such action to perfect, protect or more fully evidence the security interest of the Administrator (on behalf of the Secured Parties) as the Administrator or any Secured Party may reasonably request. In order to evidence the security interests of the Administrator under this Agreement, the Borrower shall, from time to time take such action, or execute (if necessary) and deliver such instruments as may be necessary (including, without limitation, such actions as are reasonably requested by the Administrator) to maintain and perfect, as a first-priority interest, the Administrator’s security interest in the Receivables, Related Security (in the case of the Related Security, in only that portion of the Related Security in which a security interest may be perfected by the filing of a financing statement under the UCC) and Collections. The Borrower shall, from time to time and within the time limits established by law, prepare and present to the Administrator for the Administrator’s authorization and approval, all financing statements, amendments, continuations or initial financing statements in lieu of a continuation statement, or other filings necessary to continue, maintain and perfect the Administrator’s security interest as a first-priority interest. The Administrator’s approval of such filings shall authorize the Borrower to file such financing statements under the UCC without the signature of the Borrower, any Originator or the Administrator where allowed by Applicable Law. Notwithstanding anything else in the Transaction Documents to the contrary, the Borrower shall not have any authority to file a termination, partial termination, release, partial release, or any amendment that deletes the name of a debtor or excludes collateral of any such financing statements filed in connection with the Transaction Documents, without the prior written consent of the Administrator.
(f)
Sales, Liens, Etc. The Borrower will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon (including the filing of any financing statement) or with respect to, any Pool Receivable or other Collateral, or assign any right to receive income in respect thereof.
(g)
Extension or Amendment of Pool Receivables. Except as otherwise permitted in Section 9.02, the Borrower will not, and will not permit the Servicer to, alter the delinquency status or adjust the Outstanding Balance or otherwise modify the terms of any Pool Receivable in any material respect, or amend, modify or waive, in any material respect, any term or condition of any related Contract.
(h)
Change in Business or Credit and Collection Policy. The Borrower shall not make (or permit any Originator to make) any change in the character of its business or in any Credit and Collection Policy, or any change in any Credit and Collection Policy that would reasonably be expected to have a Material Adverse Effect with respect to the Receivables. The Borrower shall not make (or permit any Originator to make) any other material change in any Credit and Collection Policy without giving prior written notice thereof to the Administrator and each Lender.
(i)
Audits TC . The Borrower shall (and shall cause each Originator to), from time to time during regular business hours, but no more frequently than annually unless (x) an Event of Default has occurred and is continuing or (y) in the opinion of the Administrator (with

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the consent or at the direction of the Majority Lenders) reasonable grounds for insecurity exist with respect to the collectibility of a material portion of the Pool Receivables or with respect to the Borrower’s performance or ability to perform in any material respect its obligations under this Agreement, as reasonably requested in advance (unless an Event of Default exists) by the Administrator or any Lender, permit the Administrator or any Lender, or agent or representatives of the Administrator or any Lender: (i) to examine and make copies of and abstracts from all books, records and documents (including computer tapes and disks) in the possession or under the control of the Borrower (or any such Originator) relating to Receivables and the Related Security, including the related Contracts, and (ii) to visit the offices and properties of the Borrower and the Originators for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to Receivables and the Related Security or the Borrower’s, Worthington’s or the Originator’s performance under the Transaction Documents or under the Contracts with any of the officers, employees or agents of the Borrower, Worthington or the Originator having knowledge of such matters and (iii) without limiting clauses (i) and (ii) above, to engage certified public accountants or other auditors acceptable to the Borrower and the Administrator to conduct, at the Borrower’s expense, a review of the Borrower’s books and records with respect to such Receivables.
(j)
Change in Lock-Box Account Banks, Lock-Box Accounts and Payment Instructions to Obligors. The Borrower shall not, and shall not permit the Servicer or any Originator to, add or terminate any bank as a Lock-Box Account Bank or any account as a Lock-Box Account from those listed on Schedule II to this Agreement, or make any change in its instructions to Obligors regarding payments to be made to the Borrower, the Originators, the Servicer or any Lock-Box Account (or related post office box), unless the Administrator and the Simple Majority of the Lenders shall have consented thereto in writing and the Administrator shall have received copies of all agreements and documents (including Lock-Box Agreements) that it may request in connection therewith. Notwithstanding anything contained in this paragraph (i) to the contrary, the Borrower may add a Permitted Lock-Box Bank as a Lock-Box Account Bank upon the consent of the Administrator and the Simple Majority of the Lenders, which consent shall not be unreasonably withheld.
(k)
Deposits to Lock-Box Accounts TC . The Borrower shall (or shall cause the Servicer to): (i) deposit, or cause to be deposited, any Collections received by it, the Servicer or any Originator into Lock-Box Accounts not later than one Business Day after receipt thereof, and (ii) instruct all Obligors to make payments of all Receivables to one or more Lock-Box Accounts or to post office boxes to which only Lock-Box Account Banks have access (and shall instruct the Lock-Box Account Banks to cause all items and amounts relating to such Receivables received in such post office boxes to be removed and deposited into a Lock-Box Account on a daily basis). The Borrower (or the Servicer on its behalf) will, and will cause each Originator to, at all times, maintain such books and records necessary to (i) identify Collections received from time to time on Pool Receivables and (ii) segregate such Collections from other property of the Servicer and the Originators. The Borrower shall not permit funds other than Collections on Pool Receivables to be deposited into any Lock-Box Account. If such funds are nevertheless deposited into any Lock-Box Account, the Borrower (or the Servicer on its behalf) will within two (2) Business Days identify and transfer such funds to the appropriate Person entitled to such funds. The Borrower will not, and will not permit the Servicer, any Originator or any other Person to commingle Collections or other funds to which the Administrator or any Lender is entitled, with any other

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funds. The Borrower shall ensure that no disbursements are made from any Lock-Box Account, other than such disbursements that are made at the direction and for the account of the Borrower. Except as otherwise agreed to in writing by the Administrator and the Simple Majority of the Lenders or as provided in Section 9.03, each Lock-Box Account shall at all times be subject to a Lock-Box Agreement.
(l)
Reporting Requirements TC . The Borrower will provide to the Administrator (in multiple copies, if requested by the Administrator) and each Lender the following:
(i)
Annual Financial Statements of the Borrower. As soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, unaudited financial statements for such year certified as to accuracy by a Financial Officer of the Borrower.
(ii)
Notice of Events of Default or Unmatured Events of Default. As soon as possible and in any event within five days after the occurrence of each Event of Default or Unmatured Event of Default, a statement of a Financial Officer of the Borrower setting forth details of such Event of Default or Unmatured Event of Default and the action that the Borrower has taken and proposes to take with respect thereto.
(iii)
ERISA Event. Promptly after the filing or receiving thereof, copies of all reports and notices that the Borrower or any Affiliate files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or that the Borrower or any Affiliate receives from any of the foregoing or from any multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) to which the Borrower or any of its Affiliates is or was, within the preceding five years, a contributing employer, in each case in respect of the assessment of withdrawal liability or an event or condition that could, in the aggregate, result in the imposition of material liability on the Borrower and/or any such Affiliate.
(iv)
Name Changes. At least 30 days before any change in the Borrower’s name or any other change requiring the amendment of UCC financing statements, a notice setting forth such changes and the effective date thereof.
(v)
Litigation. Promptly after the Borrower obtains knowledge thereof, notice of any: (A) material adverse litigation, investigation or proceeding that may exist at any time between the Borrower and any Person or (B) material litigation or proceeding relating to any Transaction Document.
(vi)
Material Adverse Change. Promptly after the occurrence thereof, notice of a Material Adverse Effect in the business, operations, property or financial or other condition of (A) the Servicer or Worthington taken as a whole on a consolidated basis or (B) the Borrower.
(vii)
Other Information. Such other information respecting the Receivables or the condition or operations, financial or otherwise, of the Borrower or any of its Affiliates as the Administrator or any Lender may from time to time reasonably request.

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(m)
Certain Agreements. Without the prior written consent of the Administrator and the Simple Majority of the Lenders, the Borrower will not (and will not permit any Originator or the Servicer to) amend, modify, waive, revoke or terminate any Transaction Document to which it is a party, or any provision of the Borrower’s organizational documents.
(n)
Restricted Payments. (i) Except pursuant to clause (iii) below, the Borrower will not: (A) purchase or redeem any of its membership interests, (B) declare or pay any dividend or set aside any funds for any such purpose, (C) prepay, purchase or redeem any Debt, (D) lend or advance any funds or (E) repay any loans or advances to, for or from any of its Affiliates (the amounts described in clauses (A) through (E) being referred to as “Restricted Payments”).
(i)
Subject to the limitations set forth in clause (iii) below, the Borrower may make Restricted Payments so long as such Restricted Payments are made only in one or more of the following ways: (A) the Borrower may make cash payments (including prepayments) on the Company Note in accordance with its terms and (B) if no amounts are then outstanding under the Company Note, the Borrower may declare and pay dividends.
(i)
The Borrower may make Restricted Payments only out of the funds, if any, it receives pursuant to Sections 4.01 of this Agreement. Furthermore, the Borrower shall not pay, make or declare: (A) any dividend if, after giving effect thereto, the Borrower’s Tangible Net Worth would be less than $10,000,000 or (B) any Restricted Payment (including any dividend) if, after giving effect thereto, any Event of Default or Unmatured Event of Default shall have occurred and be continuing.
(o)
Other Business. The Borrower will not: (i) engage in any business other than the transactions contemplated by the Transaction Documents, (ii) create, incur or permit to exist any Debt of any kind (or cause or permit to be issued for its account any letters of credit or bankers’ acceptances other than pursuant to this Agreement or the Company Note or (iii) form any Subsidiary or make any investments in any other Person; provided, however, that the Borrower shall be permitted to incur minimal obligations to the extent necessary for the day-to-day operations of the Borrower (such as expenses for stationery, audits, maintenance of legal status, etc.).
(p)
Use of Collections Available to the Borrower. The Borrower shall apply the Collections available to the Borrower to make payments in the following order of priority: (i) the payment of its obligations under this Agreement and each of the other Transaction Documents (other than the Company Note), (ii) the payment of accrued and unpaid interest on the Company Note and (iii) other legal and valid corporate purposes.
(q)
Tangible Net Worth TC . The Borrower will not permit its Tangible Net Worth, at any time, to be less than $10,000,000.
(r)
Liquidity Coverage Ratio. The Borrower shall not issue any LCR Security.
(s)
Sanctions and other Anti-Terrorism Laws; Anti-Corruption Laws. The Borrower covenants and agrees that:

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(i)
it shall promptly notify any Credit Party in writing upon the occurrence of a Reportable Compliance Event;
(ii)
if, at any time, any Collateral becomes Embargoed Property, then, in addition to all other rights and remedies available to any Credit Party, upon request by any Credit Party, the Borrower shall provide substitute Collateral acceptable to the Administrator that is not Embargoed Property;
(iii)
it shall, and shall require each other Covered Entity to, conduct its business in compliance with all Anti-Corruption Laws and maintain policies and procedures reasonably designed to ensure compliance with such Laws;
(iv)
it and its Subsidiaries will not: (A) become a Sanctioned Person or allow any employees, officers, directors or affiliates acting on its behalf in connection with this Agreement to become a Sanctioned Person; (B) directly, or indirectly through a third party, engage in any transactions or other dealings with or for the benefit of any Sanctioned Person or Sanctioned Jurisdiction, including any use of the proceeds of the Loans to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Person or Sanctioned Jurisdiction; (C) pay or repay any Borrower Obligations with Embargoed Property or funds derived from any unlawful activity; (D) permit any Collateral to become Embargoed Property; or (E) cause any Credit Party to violate any Anti-Terrorism Law;
(v)
it will not, and will not permit any its Subsidiaries to, directly or indirectly, use the Loans or any proceeds thereof for any purpose which would breach any Anti-Corruption Laws in any jurisdiction in which any Covered Entity conducts business; and
(vi)
it and its Subsidiaries will not permit any Sanctioned Person that is a consultant, broker, or agent acting on behalf of any Covered Entity, to (x) have any involvement with any of the activities under this Agreement or any other Transaction Document or (y) use or have access to any proceeds of the Loans.
(t)
Taxes. The Borrower will timely file all federal tax returns and other material tax returns required to be filed by the Borrower and will pay, or cause to be paid, all taxes, assessments and other governmental charges, if any, due and payable by the Borrower, except any such taxes, assessments and other governmental charges being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided in accordance with GAAP.
(u)
Tax Status. The Borrower shall not become (i) treated other than as a “disregarded entity” within the meaning of U.S. Treasury Regulation § 301.7701-3 that is wholly owned by a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code for U.S. federal income tax purposes (ii) an association taxable as a corporation or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes, (iii) subject to any Tax in any jurisdiction outside the United States or (iv) become subject to any material Taxes based on net income or gross receipts imposed by a state or local taxing authority.

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(v)
Certificate of Beneficial Ownership and Other Additional Information. The Borrower shall provide to the Administrator and the Lenders: (i) confirmation of the accuracy of the information set forth in the most recent Certificate of Beneficial Ownership provided to the Administrator and the Lenders; (ii) a new Certificate of Beneficial Ownership, in form and substance acceptable to the Administrator and each Lender, when the individual(s) to be identified as a Beneficial Owner have changed; and (iii) such other information and documentation as may reasonably be requested by the Administrator or any Lender from time to time for purposes of compliance by the Administrator or such Lender with Applicable Laws (including the PATRIOT Act and other “know your customer” and anti-money laundering rules and regulations), and any policy or procedure implemented by the Administrator or such Lender to comply therewith.
SECTION 8.02
Covenants of the Servicer. At all times from the Closing Date until the Final Payout Date:
(a)
Compliance with Laws, Etc TC . The Servicer and, to the extent that it ceases to be the Servicer, Worthington shall comply (and shall cause each Originator to comply) in all material respects with all Applicable Laws, and preserve and maintain its corporate existence, rights, franchises, qualifications and privileges, except to the extent that the failure so to comply with such Applicable Laws or the failure so to preserve and maintain such existence, rights, franchises, qualifications and privileges would not reasonably be expected to have a Material Adverse Effect.
(b)
Offices, Records and Books of Account, Etc TC . The Servicer and, to the extent that it ceases to be the Servicer, Worthington, shall keep (and shall cause each Originator to keep) its principal place of business and chief executive office (as such terms or similar terms are used in the applicable UCC) and the office where it keeps its records concerning the Receivables at the address of the Servicer set forth on Schedule III to this Agreement or, upon at least 30 days’ prior written notice of a proposed change to the Administrator, at any other locations in jurisdictions where all actions reasonably requested by the Administrator to protect and perfect the interest of the Administrator (for the benefit of each Lender) in the Receivables and other Collateral have been taken and completed. The Servicer and, to the extent that it ceases to be the Servicer, Worthington, also will (and will cause each Originator to) maintain and implement administrative and operating procedures (including an ability to recreate records evidencing Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records, computer tapes and disks and other information reasonably necessary or advisable for the collection of all Receivables (including records adequate to permit the daily identification of each Receivable and all Collections of and adjustments to each existing Receivable).
(c)
Performance and Compliance with Contracts and Credit and Collection Policy TC . The Servicer and, to the extent that it ceases to be the Servicer, Worthington, shall (and shall cause each Originator to), at its expense, (i) timely perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables unless the failure to so perform or comply does not involve a material portion of such Receivables, and the Borrower shall have complied with its obligations with respect to such Receivables set forth in Section 4.01(d), and (ii) timely comply in all material respects with the applicable Credit and Collection Policies with regard to each Receivable.

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(d)
Extension or Amendment of Pool Receivables. Except as otherwise permitted in Section 9.02, the Servicer and, to the extent that it ceases to be the Servicer, Worthington, shall not extend (and shall not permit any Originator to extend), the maturity or adjust the Outstanding Balance or otherwise modify in any material respects the terms of any Pool Receivable, or amend, modify or waive in any material respects any term or condition of any related Contract.
(e)
Change in Business or Credit and Collection Policy. The Servicer and, to the extent that it ceases to be the Servicer, Worthington, shall not make (and shall not permit any Originator to make) any change in the character of its business or in any Credit and Collection Policy that would reasonably be expected to have a Material Adverse Effect. The Servicer and, to the extent that it ceases to be the Servicer, Worthington, shall not make (and shall not permit any Originator to make) any other material change in any Credit and Collection Policy without giving prior written notice thereof to the Administrator and each Lender.
(f)
Audits TC . The Servicer and, to the extent that it ceases to be the Servicer, Worthington, shall (and shall cause each Originator to), from time to time during regular business hours, but no more frequently than annually unless (x) an Event of Default has occurred and is continuing or (y) in the opinion of the Administrator (with the consent or at the direction of the Majority Lenders) reasonable grounds for insecurity exist with respect to the collectibility of a material portion of the Pool Receivables or with respect to the Servicer’s performance or ability to perform in any material respect its obligations under this Agreement, as reasonably requested in advance (unless an Event of Default exists) by the Administrator or a Lender, permit the Administrator or a Lender, or of the Administrator or any Lender agent or representative: (i) to examine and make copies of and abstracts from all books, records and documents (including computer tapes and disks) in its possession or under its control relating to Receivables and the Related Security, including the related Contracts; and (ii) to visit its offices and properties for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to Receivables and the Related Security or its performance hereunder or under the Contracts with any of its officers, employees or agents having knowledge of such matters and (iii) without limiting clauses (i) and (ii) above, to engage certified public accountants or other auditors acceptable to the Servicer and the Administrator to conduct, at the Servicer’s expense, a review of the Servicer’s books and records with respect to such Receivables.
(g)
Change in Lock-Box Account Banks, Lock-Box Accounts and Payment Instructions to Obligors TC . The Servicer and, to the extent that it ceases to be the Servicer, Worthington, shall not (and shall not permit any Originator to) add or terminate any bank as a Lock-Box Account Bank or any account as a Lock-Box Account from those listed on Schedule II to this Agreement, or make any change in its instructions to Obligors regarding payments to be made to the Borrower, the Originators, the Servicer or any Lock-Box Account (or related post office box), unless the Administrator and the Simple Majority of the Lenders shall have consented thereto in writing and the Administrator shall have received copies of all agreements and documents (including Lock-Box Agreements) that it may request in connection therewith. Notwithstanding anything contained in this paragraph (g) to the contrary, the Servicer may add a Permitted Lock-Box Account Bank as a Lock-Box Account Bank upon the consent of the Administrator and the Simple Majority of the Lenders, which consent shall not be unreasonably withheld.

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(h)
Deposits to Lock-Box Accounts TC . The Servicer shall: (i) deposit, or cause to be deposited, any Collections received by it into Lock-Box Accounts not later than one Business Day after receipt thereof, and (ii) instruct all Obligors to make payments of all Receivables to one or more Lock-Box Accounts or to post office boxes to which only Lock-Box Account Banks have access (and shall instruct the Lock-Box Account Banks to cause all items and amounts relating to such Receivables received in such post office boxes to be removed and deposited into a Lock-Box Account on a daily basis). The Servicer will, at all times, maintain such books and records necessary to (i) identify Collections received from time to time on Pool Receivables and (ii) segregate such Collections from other property of the Servicer and the Originators. The Servicer shall not permit funds other than Collections on Pool Receivables to be deposited into any Lock-Box Account. If such funds are nevertheless deposited into any Lock-Box Account, the Servicer will within two (2) Business Days identify and transfer such funds to the appropriate Person entitled to such funds. The Servicer will not, and will not permit the Borrower, any Originator or any other Person to commingle Collections or other funds to which the Administrator or any Lender is entitled, with any other funds. The Servicer shall ensure that no disbursements are made from any Lock-Box Account, other than such disbursements that are made at the direction and for the account of the Borrower. Except as otherwise agreed to in writing by the Administrator and the Simple Majority of the Lenders or as provided in Section 9.03, each Lock-Box Account shall at all times be subject to a Lock-Box Agreement.
(i)
Reporting Requirements TC . Worthington shall provide to the Administrator (in multiple copies, if requested by the Administrator) and each Lender the following:
(i)
Quarterly Financial Statements of Worthington. If Worthington is not required to file 10-Q filings with the SEC or does not file the same within 45 days after the end of each fiscal quarter, as soon as available, and in any event within 45 days after the end of each of the first three fiscal quarters in each fiscal year of Worthington, a consolidated balance sheet of Worthington and its consolidated Subsidiaries as of the end of such fiscal quarter, together with related consolidated statements of operations and retained earnings and cash flows for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth in comparative form consolidated figures for the corresponding periods of the preceding fiscal year, all such financial statements to be in form and detail and reasonably acceptable to the Administrator, and accompanied by a certificate of the chief financial officer of Worthington to the effect that such quarterly financial statements have been prepared in accordance with GAAP and present fairly in accordance with GAAP in all material respects the consolidated financial position and consolidated results of operations and cash flows of Worthington and its consolidated Subsidiaries in accordance with GAAP consistently applied, subject to changes resulting from normal year-end audit adjustments and the absence of footnotes required by GAAP.
(ii)
Annual Financial Statements of Worthington. If Worthington is not required to file 10-K filings with the SEC or does not file the same within 90 days after the end of each fiscal year, as soon as available, and in any event within 90 days after the end of each fiscal year of Worthington, a consolidated balance sheet and income statement of Worthington and its consolidated Subsidiaries, as of the end of such fiscal year, and the related consolidated statements of operations and retained earnings and cash flows for such fiscal year, setting forth in comparative form consolidated figures for the preceding fiscal

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year, all such financial statements to be in reasonable form and detail and audited by independent certified public accountants of recognized national standing reasonably acceptable to the Administrator and accompanied by an opinion of such accountants (which shall not be subject to any qualifications or exceptions as to the scope of the audit nor to any qualifications or exceptions not reasonably acceptable to the Majority Lenders) to the effect that such consolidated financial statements have been prepared in accordance with GAAP and present fairly in accordance with GAAP the consolidated financial position and consolidated results of operations and cash flows of Worthington and its consolidated Subsidiaries in accordance with GAAP consistently applied (except for changes with which such accountants concur).
(iii)
Information Packages. As soon as available and in any event (A) not later than two Business Days before the related Monthly Settlement Date, an Information Package as of the as of the most recently completed Fiscal Month and (B) if so requested by the Administrator or any Lender in its sole discretion with 10 Business Days’ notice, an Information Package for such periods as is specified by the Administrator or such Lender (including on a semi-monthly, weekly or daily basis).
(iv)
Notice of Events of Default or Unmatured Events of Default. As soon as possible and in any event within five days after becoming aware of the occurrence of each Event of Default or Unmatured Event of Default, a statement of a Financial Officer of Worthington setting forth details of such Event of Default or Unmatured Event of Default and the action that such Person has taken and proposes to take with respect thereto.
(v)
Reports and Registration Statements. Promptly after the sending or filing thereof, copies of all reports that Worthington sends to any of its security holders, and copies of all reports and registration statements that Worthington or any Subsidiary files with the Securities and Exchange Commission or any national securities exchange; provided, that any filings with the Securities and Exchange Commission that have been granted “confidential” treatment shall be provided promptly after such filings have become publicly available; provided further however, that the foregoing delivery obligation of Worthington shall be deemed satisfied if such reports and registration statements have been delivered pursuant to a credit facility among the parties or their Affiliates or if the same are publicly available on Securities Exchange Commission’s EDGAR system.
(vi)
ERISA Event. Promptly after the filing or receiving thereof, copies of all reports and notices that Worthington or any of its Affiliate files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or that such Person or any of its Affiliates receives from any of the foregoing or from any multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) to which such Person or any of its Affiliates is or was, within the preceding five years, a contributing employer, in each case in respect of the assessment of withdrawal liability or an event or condition that could, in the aggregate, result in the imposition of a material liability on Worthington and/or any such Affiliate.

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(vii)
Name Change. At least thirty days before any change in Worthington’s or any Originator’s name or any other change requiring the amendment of UCC financing statements, a notice setting forth such changes and the effective date thereof.
(viii)
Litigation. Promptly after Worthington obtains knowledge thereof, notice of any: (A) litigation, investigation or proceeding that may exist at any time between Worthington or any of its Subsidiaries and any Governmental Authority that, if not cured or if adversely determined, as the case may be, would reasonably be expected to result in a Material Adverse Effect; (B) litigation or proceeding adversely affecting such Person or any of its Subsidiaries in which the amount involved is more than $50,000,000 and not covered by insurance or in which injunctive or similar relief is sought and which would reasonably be expected to result in a Material Adverse Effect; or (C) litigation or proceeding relating to any Transaction Document.
(ix)
Material Adverse Change. Promptly after the occurrence thereof, notice of a Material Adverse Effect in the business, operations, property or financial or other condition of (A) the Servicer, Worthington and the Originators, taken as a whole on a consolidated basis or (B) the Borrower.
(x)
[Reserved].
(xi)
Other Information. Such other information respecting the Receivables or the condition or operations, financial or otherwise, of Worthington or any of its Affiliates as the Administrator or any Lender may from time to time reasonably request.
(xii)
Material Acquisition. Promptly after the occurrence thereof, notice of any material acquisition or investment by Worthington of or in any Person, business or operation.
(xiii)
Subject Division. Promptly after the occurrence thereof, notice of any expansion, contraction, reorganization, merger or other corporate or organizational change to a Subject Division prior to the related Subject Division Termination Date which would result in any additional Receivables being considered Subject Division Receivables.
(xiv)
Compliance Certificates. (a) A compliance certificate not later than five days after the delivery of the financial statements in Section 8.02(i)(i), in form and substance substantially similar to Exhibit G signed by a Financial Officer of the Servicer stating that no Event of Default or Unmatured Event of Default has occurred and is continuing, or if any Event of Default or Unmatured Event of Default has occurred and is continuing, stating the nature and status thereof and (b) not later than five days after the delivery of the financial statements in Section 8.02(i)(ii), a compliance certificate in form and substance substantially similar to Exhibit G signed by a Financial Officer of the Servicer stating that no Event of Default or Unmatured Event of Default has occurred and is continuing, or if any Event of Default or Unmatured Event of Default has occurred and is continuing, stating the nature and status thereof.
(j)
Sanctions and other Anti-Terrorism Laws; Anti-Corruption Laws. The Servicer covenants and agrees that:

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(i)
it shall promptly notify any Credit Party in writing upon the occurrence of a Reportable Compliance Event;
(ii)
if, at any time, any Collateral becomes Embargoed Property, then, in addition to all other rights and remedies available to any Credit Party, upon request by any Credit Party, it shall cause the Borrower to provide substitute Collateral acceptable to the Administrator that is not Embargoed Property;
(iii)
it shall, and shall require each other Covered Entity to, conduct its business in compliance with all Anti-Corruption Laws and maintain policies and procedures reasonably designed to ensure compliance with such Laws;
(iv)
it and its Subsidiaries will not: (A) become a Sanctioned Person or allow any employees, officers, directors or affiliates acting on its behalf in connection with this Agreement to become a Sanctioned Person; (B) directly, or indirectly through a third party, engage in any transactions or other dealings with or for the benefit of any Sanctioned Person or Sanctioned Jurisdiction, including any use of the proceeds of the Loans to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Person or Sanctioned Jurisdiction; (C) pay or repay any Borrower Obligations with Embargoed Property or funds derived from any unlawful activity; (D) permit any Collateral to become Embargoed Property; or (E) cause any Credit Party to violate any Anti-Terrorism Law;
(v)
it will not, and will not permit any its Subsidiaries to, directly or indirectly, use the Loans or any proceeds thereof for any purpose which would breach any Anti-Corruption Laws in any jurisdiction in which any Covered Entity conducts business; and
(vi)
it and its Subsidiaries will not permit any Sanctioned Person that is a consultant, broker, or agent acting on behalf of any Covered Entity, to (x) have any involvement with any of the activities under this Agreement or any other Transaction Document or (y) use or have access to any proceeds of the Loans.
(k)
Taxes. The Servicer will timely file all tax returns (federal, state and local) required to be filed by Servicer and pay, or cause to be paid, all taxes, assessments and other governmental charges, if any, due and payable by Servicer, except (i) any such taxes, assessments and other governmental charges being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided in accordance with GAAP or (ii) to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.
SECTION 8.03
Separate Existence of the Borrower. Each of the Borrower and Worthington hereby acknowledges that the Secured Parties, the Lenders and the Administrator are entering into the transactions contemplated by this Agreement and the other Transaction Documents in reliance upon the Borrower’s identity as a legal entity separate from any Originator, the Servicer, the Performance Guarantor and their Affiliates. Therefore, each of the Borrower and Servicer shall take all steps specifically required by this Agreement or reasonably required by the Administrator or any Lender to continue the Borrower’s identity as a separate legal entity and to

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make it apparent to third Persons that the Borrower is an entity with assets and liabilities distinct from those of the Performance Guarantor, the Originators, the Servicer and any other Person, and is not a division of the Performance Guarantor, the Originators, the Servicer, its Affiliates or any other Person. Without limiting the generality of the foregoing and in addition to and consistent with the other covenants set forth herein, each of the Borrower and the Servicer shall take such actions as shall be required in order that:
(a)
Special Purpose Entity. The Borrower will be a special purpose company whose primary activities are restricted in its Limited Liability Company Agreement to: (i) purchasing or otherwise acquiring from the Originators, owning, holding, collecting, granting security interests or selling interests in the Collateral, (ii) entering into agreements for the selling, servicing and financing of the Receivables Pool (including the Transaction Documents) and (iii) conducting such other activities as it deems necessary or appropriate to carry out its primary activities.
(b)
No Other Business or Debt. The Borrower shall not engage in any business or activity except as set forth in this Agreement nor, incur any indebtedness or liability other than as expressly permitted by the Transaction Documents.
(c)
Independent Manager. Not fewer than one member of the Borrower (the “Independent Manager”) shall be a natural person who (i) has never been, and shall at no time be, an equityholder, director, officer, manager, member, partner, officer, employee or associate, or any relative of the foregoing, of any member of the Parent Group (as hereinafter defined) (other than his or her service as an Independent Manager of the Borrower or an independent manager or director of any other bankruptcy-remote special purpose entity formed for the sole purpose of securitizing, or facilitating the securitization of, financial assets of any member or members of the Parent Group), (ii) is not a customer or supplier of any member of the Parent Group (other than his or her service as an Independent Manager of the Borrower or an independent manager or director of any other bankruptcy-remote special purpose entity formed for the sole purpose of securitizing, or facilitating the securitization of, financial assets of any member or members of the Parent Group), (iii) is not any member of the immediate family of a person described in (i) or (ii) above, and (iv) has (x) prior experience as an independent manager or director for a corporation or limited liability company whose organizational or charter documents required the unanimous consent of all independent managers or directors thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (y) at least three years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities. For purposes of this clause (c), “Parent Group” shall mean (i) the Parent, the Servicer, the Performance Guarantor and each Originator, (ii) each Person that directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the membership interests in the Parent, (iii) each Person that controls, is controlled by or is under common control with the Parent and (iv) each of such Person’s officers, directors, managers, joint venturers and partners. For the purposes of this definition, “control” of a person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or

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otherwise. A Person shall be deemed to be an “associate” of (A) a corporation or organization of which such person is an officer, director, partner or manager or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity securities, (B) any trust or other estate in which such person serves as trustee or in a similar capacity and (C) any relative or spouse of a person described in clause (A) or (B) of this sentence, or any relative of such spouse.

The Borrower shall (A) give written notice to the Administrator of the election or appointment, or proposed election or appointment, of a new Independent Manager of the Borrower, which notice shall be given not later than ten (10) Business Days prior to the date such appointment or election would be effective (except when such election or appointment is necessary to fill a vacancy caused by the death, disability, or incapacity of the existing Independent Manager, or the failure of such Independent Manager to satisfy the criteria for an Independent Manager set forth in this clause (c), in which case the Borrower shall provide written notice of such election or appointment within one (1) Business Day) and (B) with any such written notice, certify to the Administrator that the Independent Manager satisfies the criteria for an Independent Manager set forth in this clause (c).

The Borrower’s Limited Liability Company Agreement shall provide that: (A) the Borrower’s managers shall not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Borrower unless the Independent Manager shall approve the taking of such action in writing before the taking of such action and (B) such provision and each other provision requiring an Independent Manager cannot be amended without the prior written consent of the Independent Manager.

The Independent Manager shall not at any time serve as a trustee in bankruptcy for the Borrower, the Parent, the Performance Guarantor, any Originator, the Servicer or any of their respective Affiliates.

(d)
Organizational Documents. The Borrower shall maintain its organizational documents in conformity with this Agreement, such that it does not amend, restate, supplement or otherwise modify its ability to comply with the terms and provisions of any of the Transaction Documents, including Section 8.01(p).
(e)
Conduct of Business. The Borrower shall conduct its affairs strictly in accordance with its organizational documents and observe all necessary, appropriate and customary company formalities, including holding all regular and special managers’, members’ and board of directors’ meetings appropriate to authorize all company action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including payroll and intercompany transaction accounts.
(f)
Compensation. Any employee, consultant or agent of the Borrower will be compensated from the Borrower’s funds for services provided to the Borrower, and to the extent that Borrower shares the same officers or other employees as the Servicer (or any other Affiliate thereof), the salaries and expenses relating to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with such common officers and employees. The

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Borrower will not engage any agents other than its attorneys, auditors and other professionals, and a servicer and any other agent contemplated by the Transaction Documents for the Receivables Pool, which servicer will be fully compensated for its services by payment of the Servicing Fee.
(g)
Servicing and Costs. The Borrower will contract with the Servicer to perform for the Borrower all operations required on a daily basis to service the Receivables Pool. The Borrower will not incur any material indirect or overhead expenses for items shared with the Servicer (or any other Affiliate thereof) that are not reflected in the Servicing Fee. To the extent, if any, that the Borrower (or any Affiliate thereof) shares items of expenses not reflected in the Servicing Fee, such as legal, auditing and other professional services, such expenses will be allocated to the extent practical on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to the actual use or the value of services rendered; it being understood that Worthington shall pay all expenses relating to the preparation, negotiation, execution and delivery of the Transaction Documents, including legal, agency and other fees.
(h)
Operating Expenses. The Borrower’s operating expenses will be paid solely from its own assets and will not be paid by the Servicer, the Parent, the Performance Guarantor, any Originator or any Affiliate thereof.
(i)
Stationery. All of the Borrower’s business correspondence and other communications shall be conducted in the Borrower’s own name and on its own separate stationery.
(j)
Books and Records. The Borrower’s books and records will be maintained separately from those of the Servicer, the Parent, the Performance Guarantor, the Originators and any of their Affiliates and in a manner such that it will not be difficult or costly to segregate, ascertain or otherwise identify the assets and liabilities of the Borrower.
(k)
Disclosure of Transactions. All financial statements of the Servicer, the Parent, the Performance Guarantor, the Originators or any Affiliate thereof that are consolidated to include the Borrower will disclose that (i) the Borrower’s sole business consists of the purchase or acceptance through capital contributions of the Receivables and Related Rights from the Originators and the subsequent retransfer of or granting of a security interest in such Receivables and Related Rights to the Administrator pursuant to this Agreement, (ii) the Borrower is a separate legal entity with its own separate creditors who will be entitled, upon its liquidation, to be satisfied out of the Borrower’s assets prior to any assets or value in the Borrower becoming available to the Borrower’s equity holders and (iii) the assets of the Borrower are not available to pay creditors of the Servicer, the Parent, the Performance Guarantor, the Originators or any Affiliate thereof. In the event of Borrower’s assets being listed on a consolidated financial statement, such assets shall also be listed on the Borrower’s own separate balance sheet.
(l)
Segregation of Assets. The Borrower’s assets will be maintained in a manner that facilitates their identification and segregation from those of the Servicer, the Parent, the Performance Guarantor, the Originators or any Affiliates thereof.
(m)
Corporate Formalities. The Borrower will strictly observe limited liability company formalities in its dealings with the Servicer, the Parent, the Performance Guarantor, the

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Originators or any Affiliates thereof, and funds or other assets of the Borrower will not be commingled with those of the Servicer, the Parent, the Performance Guarantor, the Originators or any Affiliates thereof except as permitted by this Agreement in connection with servicing the Pool Receivables. The Borrower shall not maintain joint bank accounts or other depository accounts to which the Servicer, the Parent, the Performance Guarantor, the Originators or any Affiliate thereof (other than the Servicer solely in its capacity as such) has independent access. The Borrower is not named, and has not entered into any agreement to be named, directly or indirectly, as a direct or contingent beneficiary or loss payee on any insurance policy with respect to any loss relating to the property of the Servicer, the Parent, the Performance Guarantor, the Originators or any Subsidiaries or other Affiliates thereof. The Borrower will pay to the appropriate Affiliate the marginal increase or, in the absence of such increase, the market amount of its portion of the premium payable with respect to any insurance policy that covers the Borrower and such Affiliate.
(n)
Arm’s-Length Relationships. The Borrower will maintain arm’s-length relationships with the Servicer, the Parent, the Performance Guarantor, the Originators and any Affiliates thereof. Any Person that renders or otherwise furnishes services to the Borrower will be compensated by the Borrower at market rates for such services it renders or otherwise furnishes to the Borrower. Neither the Borrower on the one hand, nor the Servicer, the Parent, the Performance Guarantor, any Originator or any Affiliate thereof, on the other hand, will be or will hold itself out to be responsible for the debts of the other or the decisions or actions respecting the daily business and affairs of the other. The Borrower, the Servicer, the Parent, the Performance Guarantor, the Originators and their respective Affiliates will immediately correct any known misrepresentation with respect to the foregoing, and they will not operate or purport to operate as an integrated single economic unit with respect to each other or in their dealing with any other entity. The Borrower has only entered into and shall only enter into a contract or agreement with any member, principal or Affiliate of the Borrower or any guarantor, or any manager, member, principal or Affiliate thereof, in the ordinary course of business and upon terms and conditions that are intrinsically fair, commercially reasonable and substantially similar to those that would be available on an arm’s-length basis with unrelated third parties.
(o)
Allocation of Overhead. To the extent that Borrower, on the one hand, and the Servicer, the Parent, the Performance Guarantor, any Originator or any Affiliate thereof, on the other hand, have offices in the same location, there shall be a fair and appropriate allocation of overhead costs between them, and the Borrower shall bear its fair share of such expenses, which may be paid through the Servicing Fee or otherwise.
(p)
Conduct of Business. The Borrower has conducted and shall conduct its business solely in its own name.
(q)
No Holding Out. The Borrower has not held itself out and the Borrower shall not hold itself out as having agreed to pay indebtedness incurred by any Affiliate of the Borrower. The Borrower has not guaranteed and the Borrower will not guarantee or become obligated for the debts of any other Person. The Borrower has not held and the Borrower will not hold itself out as being responsible for the debts or obligations of any other Person.
(r)
Not Acquire Securities. The Borrower has not acquired and the Borrower shall not acquire obligations or securities of its managers, members or Affiliates, as applicable.

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ARTICLE IX

ADMINISTRATION AND COLLECTION
OF RECEIVABLES
SECTION 9.01
Appointment of the Servicer.
(a)
The servicing, administering and collection of the Pool Receivables shall be conducted by the Person so designated from time to time as the Servicer in accordance with this Section 9.01. Until the Administrator gives notice to Worthington (in accordance with this Section 9.01) of the designation of a new Servicer, Worthington is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. Upon the occurrence and during the continuation of an Event of Default, the Administrator may (with the consent of the Simple Majority of the Lenders) and shall (at the direction of the Simple Majority of the Lenders) designate as Servicer any Person (including itself) to succeed the Servicer or any successor Servicer, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof.
(b)
Upon the designation of a successor Servicer as set forth in clause (a) above, Worthington agrees that it will terminate its activities as Servicer hereunder in a manner that the Administrator determines will facilitate the transition of the performance of such activities to the new Servicer, and Worthington shall cooperate with and assist such new Servicer. Such cooperation shall include access to and transfer of related records (including all Contracts) and use by the new Servicer of all licenses (or the obtaining of new licenses), hardware or software reasonably necessary or desirable to collect the Pool Receivables and the Related Security.
(c)
Worthington acknowledges that, in making their decision to execute and deliver this Agreement, the Administrator and each Lender have relied on Worthington’s agreement to act as Servicer hereunder. Accordingly, Worthington agrees that it will not voluntarily resign as Servicer without the prior written consent of the Administrator and the Simple Majority of the Lenders.
(d)
The Servicer may delegate its duties and obligations hereunder to any subservicer (each a “Sub-Servicer”); provided, that, in each such delegation: (i) such Sub-Servicer shall agree in writing to perform the duties and obligations of the Servicer pursuant to the terms hereof, (ii) the Servicer shall remain primarily liable for the performance of the duties and obligations so delegated, (iii) the Borrower, the Administrator and each Lender shall have the right to look solely to the Servicer for performance and (iv) the terms of any agreement with any Sub-Servicer shall provide that the Administrator may terminate such agreement upon the termination of the Servicer hereunder by giving notice of its desire to terminate such agreement to the Servicer (and the Servicer shall provide appropriate notice to each such Sub-Servicer); provided, however, that if any such delegation is to any Person other than an Originator or an Affiliate thereof, the Administrator and the Simple Majority of the Lenders shall have consented in writing in advance to such delegation.

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(e)
Notwithstanding anything to the contrary herein or in any other Transaction Document, the Subject Division Receivables shall (i) be excluded from the calculations of (x) “Borrowing Base,” “Concentration Percentage,” “Delinquency Ratio,” “Excess Concentration,” and “Net Receivables Pool Balance”, (y) any components of the calculations and terms described in clause (x) above and (z) each other item required to be reported on for purposes of any Information Package, in each case, for all purposes of this Agreement, any Information Package and the other Transaction Documents and (ii) constitute a portion of the Collateral for all purposes of this Agreement and the other Transaction Documents.
SECTION 9.02
Duties of the Servicer.
(a)
The Servicer shall take or cause to be taken all such action as may be necessary or advisable to service, administer and collect each Pool Receivable from time to time, all in accordance with this Agreement and all Applicable Law, with reasonable care and diligence, and in accordance with the Credit and Collection Policies. The Servicer shall set aside, for the account of each Credit Party, the amount of the Collections to which each such Credit Party is entitled in accordance with Article IV hereof. The Servicer may, in accordance with the applicable Credit and Collection Policy, extend the maturity of any Pool Receivable (but not beyond 30 days) and extend the maturity or adjust the Outstanding Balance of any Defaulted Receivable as the Servicer may determine to be appropriate to maximize Collections thereof; provided, however, that: (i) such extension shall not change the number of days such Pool Receivable has remained unpaid from the date of the original due date related to such Pool Receivable, (ii) such extension or adjustment shall not alter the status of such Pool Receivable as a Delinquent Receivable or a Defaulted Receivable or limit the rights of the Administrator or any Secured Party under this Agreement and (iii) if an Event of Default has occurred and Worthington or an Affiliate thereof is serving as the Servicer, Worthington or such Affiliate may make such extension or adjustment only upon the prior approval of the Administrator (with the consent of the Majority Lenders). The Borrower shall deliver to the Servicer and the Servicer shall hold for the benefit of the Borrower and the Administrator (individually and for the benefit of each Credit Party), in accordance with their respective interests, all records and documents (including computer tapes or disks) with respect to each Pool Receivable. Notwithstanding anything to the contrary contained herein, the Administrator may direct the Servicer (whether the Servicer is Worthington or any other Person) to commence or settle any legal action to enforce collection of any Pool Receivable or to foreclose upon or repossess any Related Security; provided, however, that no such direction may be given unless either: (A) an Event of Default has occurred or (B) the Administrator believes in good faith that failure to commence, settle or effect such legal action, foreclosure or repossession could adversely affect Receivables constituting a material portion of the Pool Receivables.
(b)
The Servicer, if other than Worthington or an Affiliate thereof, shall, as soon as practicable following actual receipt of collected funds, turn over to the Borrower the collections of any indebtedness that is not a Pool Receivable, less, if Worthington or an Affiliate thereof is not the Servicer, all reasonable and appropriate out-of-pocket costs and expenses of the Servicer of servicing, collecting and administering such collections. The Servicer, if other than Worthington or an Affiliate thereof, shall, as soon as practicable upon demand, deliver to the Borrower all records in its possession that evidence or relate to any indebtedness that is not a Pool Receivable, and copies of records in its possession that evidence or relate to any indebtedness that is a Pool Receivable.

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(c)
The Servicer’s obligations hereunder shall terminate on the Final Payout Date. Promptly following the Final Payout Date, the Servicer shall deliver to the Borrower all books, records and related materials that the Borrower previously provided to the Servicer, or that have been obtained by the Servicer, in connection with this Agreement.
SECTION 9.03
Lock-Box Account Arrangements. On or prior to the Closing Date, the Borrower shall have entered into Lock-Box Agreements with all of the Lock-Box Account Banks and delivered executed counterparts of each to the Administrator. Upon the occurrence and during the continuance of an Event of Default or a Notice Event, the Administrator may (with the consent of a Simple Majority of the Lenders) and shall (upon the direction of a Simple Majority of the Lenders) at any time thereafter give notice to each Lock-Box Account Bank that the Administrator is exercising its rights under the Lock-Box Agreements to do any or all of the following: (a) to have the exclusive dominion and control of the Lock-Box Accounts transferred to the Administrator (for the benefit of the Secured Parties) and to exercise exclusive dominion and control over the funds deposited therein (for the benefit of the Secured Parties), (b) to have the proceeds that are sent to the respective Lock-Box Accounts redirected pursuant to the Administrator’s instructions rather than deposited in the applicable Lock-Box Account and (c) to take any or all other actions permitted under the applicable Lock-Box Agreement. The Borrower hereby agrees that if the Administrator at any time takes any action set forth in the preceding sentence, the Administrator shall have exclusive control (for the benefit of the Secured Parties) of the proceeds (including Collections) of all Pool Receivables and the Borrower hereby further agrees to take any other action that the Administrator or any Lender may reasonably request to transfer such control. Any proceeds of Pool Receivables received by the Borrower or the Servicer thereafter shall be sent immediately to, or as otherwise instructed by, the Administrator.
SECTION 9.04
Enforcement Rights.
(a)
At any time following the occurrence and during the continuation of an Event of Default (or with respect to clause (iv) below, either an Event of Default or a Notice Event):
(i)
the Administrator may (with the consent or at the direction of the Majority Lenders) direct the Obligors that payment of all amounts payable under any Pool Receivable is to be made directly to the Administrator or its designee;
(ii)
the Administrator may (with the consent or at the direction of the Majority Lenders) instruct the Borrower or the Servicer to give notice of the Secured Parties’ interest in Pool Receivables to each Obligor, which notice shall direct that payments be made directly to the Administrator or its designee (on behalf of the Secured Parties), and the Borrower or the Servicer, as the case may be, shall give such notice at the expense of the Borrower or the Servicer, as the case may be; provided, that if the Borrower or the Servicer, as the case may be, fails to so notify each Obligor within two (2) Business Days following instruction by the Administrator, the Administrator (at the Borrower’s or the Servicer’s, as the case may be, expense) may so notify the Obligors;
(iii)
the Administrator may (with the consent or at the direction of the Majority Lenders) request the Servicer to, and upon such request the Servicer shall: (A) assemble all of the records necessary or desirable to collect the Pool Receivables and the

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Related Security, and use commercially reasonable efforts to transfer or license to a successor Servicer the use of all software necessary or desirable to collect the Pool Receivables and the Related Security, and make the same available to the Administrator or its designee (for the benefit of the Secured Parties) at a place reasonably selected by the Administrator and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections in a manner acceptable to the Administrator and, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Administrator or its designee;
(iv)
the Administrator may notify the Lock-Box Account Banks that the Borrower and the Servicer will no longer have any access to the Lock-Box Accounts;
(v)
the Administrator may (or, at the direction of the Majority Lenders shall) replace the Person then acting as Servicer; and
(vi)
the Administrator may collect any amounts due from an Originator under the Sale Agreement or the Performance Guarantor under the Performance Guaranty.

For the avoidance of doubt, the foregoing rights and remedies of the Administrator upon an Event of Default or a Notice Event are in addition to and not exclusive of the rights and remedies contained herein and under the other Transaction Documents.

(b)
The Borrower hereby authorizes the Administrator (on behalf of the Secured Parties), and irrevocably appoints the Administrator as its attorney-in-fact with full power of substitution and with full authority in the place and stead of the Borrower, which appointment is coupled with an interest, to take any and all steps in the name of the Borrower and on behalf of the Borrower necessary or desirable, in the reasonable determination of the Administrator, after the occurrence and during the continuation of an Event of Default, to collect any and all amounts or portions thereof due under any and all Collateral. Notwithstanding anything to the contrary contained in this subsection, none of the powers conferred upon such attorney-in-fact pursuant to the preceding sentence shall subject such attorney-in-fact to any liability if any action taken by it shall prove to be inadequate or invalid, nor shall they confer any obligations upon such attorney-in-fact in any manner whatsoever.
(c)
The Servicer hereby authorizes the Administrator (on behalf of the Secured Parties), and irrevocably appoints the Administrator as its attorney-in-fact with full power of substitution and with full authority in the place and stead of the Servicer, which appointment is coupled with an interest, to take any and all steps in the name of the Servicer and on behalf of the Servicer necessary or desirable, in the reasonable determination of the Administrator, after the occurrence and during the continuation of an Event of Default, to collect any and all amounts or portions thereof due under any and all Collateral, including endorsing the name of the Servicer on checks and other instruments representing Collections and enforcing such Collateral. Notwithstanding anything to the contrary contained in this subsection, none of the powers conferred upon such attorney-in-fact pursuant to the preceding sentence shall subject such attorney-in-fact to any liability if any action taken by it shall prove to be inadequate or invalid, nor shall they confer any obligations upon such attorney-in-fact in any manner whatsoever.

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SECTION 9.05
Responsibilities of the Borrower.
(a)
Anything herein to the contrary notwithstanding, the Borrower shall: (i) perform all of its obligations, if any, under the Contracts related to the Pool Receivables to the same extent as if interests in such Pool Receivables had not been transferred hereunder, and the exercise by the Administrator, or any other Credit Party of their respective rights hereunder shall not relieve the Borrower from such obligations and (ii) pay when due any taxes, including any sales taxes payable in connection with the Pool Receivables and their creation and satisfaction. None of the Credit Parties shall have any obligation or liability with respect to any Collateral, nor shall any of them be obligated to perform any of the obligations of the Borrower, the Servicer, Worthington or any Originator thereunder.
(b)
Worthington hereby irrevocably agrees that if at any time it shall cease to be the Servicer hereunder, it shall act (if the then-current Servicer so requests) as the data-processing agent of the Servicer and, in such capacity, Worthington shall conduct the data-processing functions of the administration of the Receivables and the Collections thereon in substantially the same way that Worthington conducted such data-processing functions while it acted as the Servicer.
SECTION 9.06
Servicing Fee.
(a)
Subject to clause (b) below, the Borrower shall pay the Servicer a fee (the “Servicing Fee”) equal to 1.00% per annum (the “Servicing Fee Rate”) of the daily average aggregate Outstanding Balance of the Pool Receivables. Accrued Servicing Fees shall be payable from Collections to the extent of available funds in accordance with Section 4.01.
(b)
If the Servicer ceases to be Worthington or an Affiliate thereof, the Servicing Fee shall be the greater of: (i) the amount calculated pursuant to clause (a) above and (ii) an alternative amount specified by the successor Servicer not to exceed 110% of the aggregate reasonable costs and expenses incurred by such successor Servicer in connection with the performance of its obligations as Servicer hereunder.
ARTICLE X

EVENTS OF DEFAULT
SECTION 10.01
Events of Default. An “Event of Default” means the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Applicable Law):
(a)
(i) the Borrower, any Originator, the Performance Guarantor or the Servicer shall fail to perform or observe any term, covenant or agreement under this Agreement or any other Transaction Document (other than any such failure which would constitute an Event of Default under clause (ii), (iii) or (iv) of this paragraph (a)), and such failure, solely to the extent capable of cure, shall continue for ten (10) Business Days, (ii) the Borrower, any Originator, the Performance Guarantor or the Servicer shall fail to make when due any payment or deposit (including with respect to segregating funds in a designated account at the Administrator’s request pursuant to Section 4.01(a) or otherwise) to be made by it under this Agreement or any other Transaction

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Document and such failure shall continue unremedied for two (2) Business Days; (iii) Worthington shall resign as Servicer, and no successor Servicer reasonably satisfactory to the Administrator and the Simple Majority of the Lenders shall have been appointed; or (iv) the Borrower, any Originator, the Performance Guarantor or the Servicer shall breach Sections 8.01(s) or 8.02(j);
(b)
Worthington (or any Affiliate thereof) shall fail to transfer to any successor Servicer when required any rights pursuant to this Agreement that Worthington (or such Affiliate) then has as Servicer;
(c)
any representation or warranty made or deemed made by the Borrower, any Originator, the Performance Guarantor or the Servicer (or any of their respective officers) under or in connection with this Agreement or any other Transaction Document or any information or report delivered by the Borrower, any Originator, the Performance Guarantor or the Servicer pursuant to this Agreement or any other Transaction Document, shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered;
(d)
the Borrower or the Servicer shall fail to deliver an Information Package pursuant to this Agreement, and such failure shall remain unremedied for two (2) Business Days;
(e)
this Agreement or any security interest granted pursuant to this Agreement or any other Transaction Document shall for any reason cease to create, or for any reason cease to be, a valid and enforceable first priority perfected security interest in favor of the Administrator with respect to the Collateral, free and clear of any Adverse Claim;
(f)
the Borrower, Worthington or any Originator shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower, Worthington or any Originator seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Borrower, Worthington or any Originator shall take any organizational action to authorize any of the actions set forth above in this paragraph;
(g)
(A) the average of the Default Ratios for any three consecutive Fiscal Months shall exceed 3.00%, (B) the average of the Delinquency Ratios for any three consecutive Fiscal Months shall exceed 5.00%, (C) the average of the Dilution Ratios for any three consecutive Fiscal Months shall exceed 5.00%, or (D) the Days’ Sales Outstanding shall exceed 60 days;
(h)
a Change in Control shall occur;
(i)
a Borrowing Base Deficit shall occur, and shall not have been cured within two (2) Business Days;

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(j)
(i) Worthington or any of its Subsidiaries shall fail to pay any principal of or premium or interest on any of its Debt that is outstanding in a principal amount of at least $50,000,000 in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement, mortgage, indenture or instrument relating to such Debt (and shall have not been waived); or (ii) any other event shall occur or condition shall exist under any agreement, mortgage, indenture or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement, mortgage, indenture or instrument (and shall have not been waived), if, in either case: (a) the effect of such non-payment, event or condition is to give the applicable debtholders the right (whether acted upon or not) to accelerate the maturity of such Debt, or (b) any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to repay, redeem, purchase or defease such Debt shall be required to be made, in each case before the stated maturity thereof;
(k)
either: (i) a contribution failure shall occur with respect to any Benefit Plan sufficient to give rise to a lien under Section 302(f) of ERISA, (ii) the Internal Revenue Service shall file a notice of lien asserting a claim or claims of $25,000,000 or more in the aggregate pursuant to the Internal Revenue Code with regard to any of the assets of the Borrower, any Originator, Worthington or any ERISA Affiliate and such lien shall have been filed and not released within 10 days, or (iii) the Pension Benefit Guaranty Corporation shall, or shall indicate its intention in writing to the Borrower, any Originator, Worthington or any ERISA Affiliate to, either file a notice of lien asserting a claim pursuant to ERISA with regard to any assets of the Borrower, any Originator, Worthington or any ERISA Affiliate or terminate any Benefit Plan that has unfunded benefit liabilities, or any steps shall have been taken to terminate any Benefit Plan subject to Title IV of ERISA so as to result in any liability in excess of $50,000,000 and such lien shall have been filed and not released within 10 days;
(l)
(i) one or more final judgments for the payment of money shall be entered against the Borrower or (ii) one or more final judgments for the payment of money in an amount in excess of $50,000,000, individually or in the aggregate, shall be entered against the Servicer on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for sixty (60) consecutive days without a stay of execution;
(m)
(i) the “Purchase and Sale Termination Date” under and as defined in the Sale Agreement shall occur under the Sale Agreement or (ii) any Originator shall for any reason cease to transfer, or cease to have the legal capacity to transfer, or otherwise be incapable of transferring Receivables to the Borrower under the Sale Agreement;
(n)
the Borrower shall (i) be required to register as an “investment company” within the meaning of the Investment Company Act or (ii) become a “covered fund” within the meaning of the Volcker Rule;

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(o)
any material provision of this Agreement or any other Transaction Document shall cease to be in full force and effect or any of the Borrower, any Originator, the Performance Guarantor or the Servicer (or any of their respective Affiliates) shall so state in writing;
(p)
the Borrower shall fail (x) at any time (other than for ten (10) Business Days following notice of the death or resignation of any Independent Manager) to have an Independent Manager who satisfies each requirement and qualification specified in Section 8.03(c) of this Agreement for Independent Managers of the Borrower or (y) to timely notify the Administrator of any replacement or appointment of any manager that is to serve as an Independent Manager of the Borrower as required pursuant to Section 8.03(c) of this Agreement;

then, and in any such event, the Administrator may (or, at the direction of the Majority Lenders shall) by notice to the Borrower (x) declare the Termination Date to have occurred (in which case the Termination Date shall be deemed to have occurred), (y) declare the Final Maturity Date to have occurred (in which case the Final Maturity Date shall be deemed to have occurred) and (z) declare the Aggregate Principal and all other Borrower Obligations to be immediately due and payable (in which case the Aggregate Principal and all other Borrower Obligations shall be immediately due and payable); provided that, automatically upon the occurrence of any event (without any requirement for the giving of notice) described in subsection (f) of this Section 10.01 with respect to the Borrower, the Termination Date shall occur and the Aggregate Principal and all other Borrower Obligations shall be immediately due and payable. Upon any such declaration or designation or upon such automatic termination, the Administrator and the other Secured Parties shall have, in addition to the rights and remedies which they may have under this Agreement and the other Transaction Documents, all other rights and remedies provided after default under the UCC and under other Applicable Law, which rights and remedies shall be cumulative. Any proceeds from liquidation of the Collateral shall be applied in the order of priority set forth in Section 4.01.

ARTICLE XI

THE ADMINISTRATOR
SECTION 11.01
Appointment and Authority. Each Credit Party hereby irrevocably appoints PNC Bank, National Association to act on its behalf as the Administrator hereunder and under the other Transaction Documents and authorizes the Administrator to take such actions on its behalf and to exercise such powers as are delegated to the Administrator by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrator, the Credit Parties and the Borrower-Related Parties shall not have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Transaction Documents (or any other similar term) with reference to the Administrator is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties.
SECTION 11.02
Rights as a Lender. The Person serving as the Administrator hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may

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exercise the same as though it were not the Administrator, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrator hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, any Borrower-Related Party or any Subsidiary or other Affiliate thereof as if such Person were not the Administrator hereunder and without any duty to account therefor to the Lenders.
SECTION 11.03
Exculpatory Provisions.
(a)
The Administrator shall not have any duties or obligations except those expressly specified herein and in the other Transaction Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrator:
(i)
shall not be subject to any fiduciary or other implied duties, regardless of whether an Unmatured Event of Default or Event of Default has occurred and is continuing;
(ii)
shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Transaction Documents that the Administrator is required to exercise as directed in writing by the Majority Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Transaction Documents); provided that the Administrator shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrator to liability or that is contrary to any Transaction Document or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Lender in violation of any Debtor Relief Law; and
(iii)
shall not, except as expressly specified herein and in the other Transaction Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower-Related Party or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrator or any of its Affiliates in any capacity.
(b)
The Administrator shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrator shall believe in good faith shall be necessary, under the circumstances as provided in Articles X or XIV), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrator shall be deemed not to have knowledge of any Unmatured Event of Default or Event of Default unless and until notice describing such Unmatured Event of Default or Event of Default is given to the Administrator in writing by any Borrower-Related Party or a Lender.

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(c)
The Administrator shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Transaction Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions specified herein or therein or the occurrence of any Unmatured Event of Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Transaction Document or any other agreement, instrument or document, or (v) the satisfaction of any condition precedent to a Credit Extension, other than to confirm receipt of items expressly required to be delivered to the Administrator.
SECTION 11.04
Reliance by Administrator. The Administrator shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrator also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Credit Extension, that by its terms must be fulfilled to the satisfaction of a Credit Party, the Administrator may presume that such condition is satisfactory to such Credit Party unless the Administrator shall have received notice to the contrary from such Credit Party prior to the making of such Credit Extension. The Administrator may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
SECTION 11.05
Delegation of Duties. The Administrator may perform any and all of its duties and exercise its rights and powers hereunder or under any other Transaction Document by or through any one or more sub‑agents appointed by the Administrator. The Administrator and any such sub‑agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub‑agent and to the Related Parties of the Administrator and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the facilities as well as activities as Administrator. The Administrator shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrator acted with gross negligence or willful misconduct in the selection of such sub-agents.
SECTION 11.06
Resignation of Administrator.
(a)
The Administrator may at any time give notice of its resignation to the Credit Parties and the Borrower. Upon receipt of any such notice of resignation, the Majority Lenders shall have the right, in consultation with the Borrower (so long as no Unmatured Event of Default or Event of Default has occurred and is continuing), to appoint a successor, which shall be a bank with an office in New York, New York, or an Affiliate of any such bank with an office in New York, New York. If no such successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrator gives notice

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of its resignation (or such earlier day as shall be agreed by the Majority Lenders) (the “Resignation Effective Date”), then the retiring Administrator may (but shall not be obligated to), on behalf of the Credit Parties, appoint a successor Administrator meeting the qualifications specified above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.
(b)
With effect from the Resignation Effective Date (i) the retiring Administrator shall be discharged from its duties and obligations hereunder and under the other Transaction Documents (except that in the case of any collateral security held by the Administrator on behalf of the Secured Parties under any of the Transaction Documents, the retiring or removed Administrator shall continue to hold such collateral security until such time as a successor Administrator is appointed) and (ii) except for any indemnity payments owed to the retiring or removed Administrator, all payments, communications and determinations provided to be made by, to or through the Administrator shall instead be made by or to each Credit Party directly, until such time, if any, as the Majority Lenders appoint a successor Administrator as provided for above. Upon the acceptance of a successor’s appointment as Administrator hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrator (other than any rights to indemnity payments owed to the retiring or removed Administrator), and the retiring or removed Administrator shall be discharged from all of its duties and obligations hereunder or under the other Transaction Documents. The fees payable by the Borrower to a successor Administrator shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrator’s resignation or removal hereunder and under the other Transaction Documents, the provisions of this Article and Article XIII shall continue in effect for the benefit of such retiring or removed Administrator, its sub‑agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrator was acting as Administrator.
SECTION 11.07
Non-Reliance on Administrator and Other Lenders. Each Credit Party acknowledges that it has, independently and without reliance upon the Administrator or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrator or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Transaction Document or any related agreement or any document furnished hereunder or thereunder.
SECTION 11.08
No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the bookrunners, arrangers or structuring agent listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Transaction Documents, except in its capacity, as applicable, as the Administrator or a Credit Party hereunder.
SECTION 11.09
Administrator May File Proofs of Claim. In case of the pendency of any proceeding under any Insolvency Proceeding, the Administrator (irrespective of whether the principal of any Credit Extension shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrator shall have made any

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demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:
(a)
to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of any Credit Extension and all other Borrower Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Credit Parties and the Administrator (including any claim for the reasonable compensation, expenses, disbursements and advances of the Credit Parties and the Administrator and their respective agents and counsel and all other amounts due the Credit Parties and the Administrator allowed in such judicial proceeding; and
(b)
to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Credit Party to make such payments to the Administrator and, in the event that the Administrator shall consent to the making of such payments directly to the Credit Party, to pay to the Administrator any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrator and its agents and counsel, and any other amounts due the Administrator.

SECTION 11.10
No Reliance on Administrator’s Customer Identification Program. Each Credit Party acknowledges and agrees that neither such Credit Party, nor any of its participants or assignees, may rely on the Administrator to carry out such Credit Party’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the USA PATRIOT Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other Anti-Terrorism Law or any Anti-Corruption Law, including any programs involving any of the following items relating to or in connection with any of the Borrower-Related Parties, their agents, the Transaction Documents or the transactions hereunder or contemplated hereby: (i) any identity verification procedures, (ii) any recordkeeping, (iii) comparisons with government lists, (iv) customer notices or (v) other procedures required under the CIP Regulations or such other Applicable Laws.
SECTION 11.11
Erroneous Payments.
(a)
If the Administrator notifies a Credit Party or other Secured Party, or any Person who has received funds on behalf of a Credit Party or other Secured Party (any Credit Party, Secured Party or other recipient, a “Payment Recipient”) that the Administrator has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrator or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Credit Party, other Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrator and shall be

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segregated by the Payment Recipient and held in trust for the benefit of the Administrator, and such Credit Party or other Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to the Administrator the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrator in same day funds at the greater of the Overnight Bank Funding Rate and a rate determined by the Administrator in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrator to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.
(b)
Without limiting immediately preceding clause (a), each Credit Party or other Secured Party, or any Person who has received funds on behalf of a Credit Party or other Secured Party, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrator (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrator (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrator (or any of its Affiliates), or (z) that such Credit Party or other Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case:
(i)
(A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrator to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and
(ii)
such Credit Party or other Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrator of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrator pursuant to this Section 11.11(b).
(c)
Each Credit Party or other Secured Party hereby authorizes the Administrator to set off, net and apply any and all amounts at any time owing to such Credit Party or other Secured Party under any Transaction Document, or otherwise payable or distributable by the Administrator to such Credit Party or other Secured Party from any source, against any amount due to the Administrator under immediately preceding clause (a) or under the indemnification provisions of this Agreement.
(d)
In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrator for any reason, after demand therefor by the Administrator in accordance with immediately preceding clause (a), from any Credit Party that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous

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Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrator’s notice to such Credit Party at any time, (i) such Credit Party shall be deemed to have assigned its Loans (but not its Commitments) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrator may specify) (such assignment of the Loans (but not Commitments), the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrator in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Acceptance Agreement with respect to such Erroneous Payment Deficiency Assignment, and such Credit Party shall deliver any Notes evidencing such Loans to the Borrower or the Administrator, (ii) the Administrator as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrator as the assignee Lender shall become a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender and (iv) the Administrator may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. The Administrator may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Credit Party shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrator shall retain all other rights, remedies and claims against such Credit Party (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Credit Party and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrator has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrator may be equitably subrogated, the Administrator shall be contractually subrogated to all the rights and interests of the applicable Credit Party or other Secured Party under the Transaction Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”).
(e)
The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by any Borrower-Related Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrator from any Borrower-Related Party for the purpose of making such Erroneous Payment.
(f)
To the extent permitted by Applicable Law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrator for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.
(g)
Each party’s obligations, agreements and waivers under this Section 11.11 shall survive the resignation or replacement of the Administrator, the termination of the

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Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Transaction Document.
SECTION 11.12
Indemnification of Administrator. Each Lender agrees to indemnify the Administrator (to the extent not reimbursed by the Borrower or any Affiliate thereof), ratably according to the respective Percentage of such Lender, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrator in any way relating to or arising out of this Agreement or any other Transaction Document or any action taken or omitted by the Administrator under this Agreement or any other Transaction Document; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrator’s gross negligence or willful misconduct.
ARTICLE XII

[RESERVED]
ARTICLE XIII

INDEMNIFICATION
SECTION 13.01
Indemnities by the Borrower.
(a)
Without limiting any other rights that the Administrator, the Credit Parties, the Affected Persons and their respective Affiliates, employees, officers, directors, agents, counsel, successors, transferees and assigns (each, a “Borrower Indemnified Party”) may have hereunder or under Applicable Law, the Borrower hereby agrees to indemnify each Borrower Indemnified Party from and against any and all claims, damages, expenses, costs, losses and liabilities (including Attorney Costs) (all of the foregoing being collectively referred to as “Borrower Indemnified Amounts”) arising out of or resulting from this Agreement (whether directly or indirectly)or the use of proceeds of the Credit Extensions or the security interest in respect of any Pool Receivable or any other Collateral; excluding, however, (a) any portion of Borrower Indemnified Amounts to the extent (i) determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct on the part of such Borrower Indemnified Party, (ii) such Borrower Indemnified Amounts result from a claim brought by the Borrower, the Servicer or any Originator against a Borrower Indemnified Party for a material breach of such Borrower Indemnified Party's obligations under any Transaction Document if the Borrower, the Servicer or any such Originator has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction, or (iii) such Borrower Indemnified Amounts result from any dispute solely among Borrower Indemnified Parties (not arising as a result of any act or omission by the Borrower, any Originator, the Servicer or any of its Subsidiaries or Affiliates) other than claims against any of the Borrower Indemnified Party in its capacity or in fulfilling its role as Administrator, or any similar role under or in connection with this Agreement or any other Transaction Document) and (b) Taxes (other than (x) Taxes enumerated below in clause (xi) below and (y) any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim). Without limiting or being

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limited by the foregoing, the Borrower shall pay on demand (it being understood that if any portion of such payment obligation is made from Collections, such payment shall be made at the time and in the order of priority set forth in Section 4.01) (which demand shall be accompanied by documentation of the Borrower Indemnified Amounts, in reasonable detail), to each Borrower Indemnified Party any and all amounts necessary to indemnify such Borrower Indemnified Party from and against any and all Borrower Indemnified Amounts relating to or resulting from any of the following (but excluding Borrower Indemnified Amounts and Taxes described in clauses (a) and (b) above):
(i)
the failure of any Receivable included in the calculation of the Net Receivables Pool Balance as an Eligible Receivable to be an Eligible Receivable, the failure of any information contained in an Information Package to be true and correct, or the failure of any other information provided to such Borrower Indemnified Party by the Borrower or Servicer with respect to Receivables or this Agreement to be true and correct;
(ii)
the failure of any representation, warranty or statement made or deemed made by the Borrower (or any of its officers) under or in connection with this Agreement to have been true and correct as of the date made or deemed made in all respects when made;
(iii)
the failure by the Borrower to comply with any Applicable Law, rule or regulation with respect to any Pool Receivable or the related Contract, or the failure of any Pool Receivable or the related Contract to conform to any such Applicable Law, rule or regulation;
(iv)
the failure to vest in the Administrator a first priority perfected security interest in all or any portion of the Collateral, in each case free and clear of any Adverse Claim;
(v)
the failure to have filed, or any delay in filing, financing statements, financing statement amendments, continuation statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other Applicable Laws with respect to any Pool Receivable and the other Collateral, whether at the time of any Credit Extension or Release or at any subsequent time;
(vi)
any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable in, or purporting to be in, the Receivables Pool (including a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the goods or services related to such Receivable or the furnishing or failure to furnish such goods or services or relating to collection activities with respect to such Receivable;
(vii)
any failure of the Borrower, any Affiliate of the Borrower or the Servicer to perform its duties or obligations in accordance with the provisions hereof or under the Contracts;

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(viii)
any products liability or other claim, investigation, litigation or proceeding arising out of or in connection with merchandise, insurance or services that are the subject of any Contract;
(ix)
the commingling of Collections at any time with other funds;
(x)
any investigation, litigation or proceeding (actual or threatened) related to this Agreement or any other Transaction Document or the use of proceeds of any Credit Extensions or in respect of any Pool Receivable or other Collateral or any related Contract;
(xi)
the failure by the Borrower to pay when due any Taxes, including sales, excise or personal property taxes;
(xii)
any failure of a Lock-Box Account Bank to comply with the terms of the applicable Lock-Box Agreement, the termination by a Lock-Box Account Bank of any Lock-Box Agreement or any amounts (including in respect of an indemnity) payable by the Administrator to a Lock-Box Account Bank under any Lock-Box Agreement;
(xiii)
the use of proceeds of any Credit Extension or Release; or
(xiv)
any reduction in Principal as a result of the distribution of Collections if all or a portion of such distributions shall thereafter be rescinded or otherwise must be returned for any reason.
(b)
[Reserved].
(c)
If for any reason the foregoing indemnification is unavailable to any Borrower Indemnified Party or insufficient to hold it harmless, then the Borrower shall contribute to such Borrower Indemnified Party the amount paid or payable by such Borrower Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative economic interests of the Borrower and its Affiliates on the one hand and such Borrower Indemnified Party on the other hand in the matters contemplated by this Agreement as well as the relative fault of the Borrower and its Affiliates and such Borrower Indemnified Party with respect to such loss, claim, damage or liability and any other relevant equitable considerations. The reimbursement, indemnity and contribution obligations of the Borrower under this Section shall be in addition to any liability which the Borrower may otherwise have, shall extend upon the same terms and conditions to each Borrower Indemnified Party, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Borrower and the Borrower Indemnified Parties.
(d)
Any indemnification or contribution under this Section shall survive the termination of this Agreement.
SECTION 13.02
Indemnification by the Servicer.
(a)
The Servicer hereby agrees to indemnify and hold harmless the Borrower, the Administrator, the Credit Parties, the Affected Persons and their respective Affiliates, employees, officers, directors, agents, counsel, successors, transferees and assigns (each, a “Servicer

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Indemnified Party”), from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Servicer pursuant to this Agreement or any other Transaction Document, including any judgment, award, settlement, Attorney Costs and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim (all of the foregoing being collectively referred to as, “Servicer Indemnified Amounts”); excluding (i) any portion of Servicer Indemnified Amounts to the extent a final non-appealable judgment of a court of competent jurisdiction holds that portion of such Servicer Indemnified Amounts resulted solely from the gross negligence or willful misconduct by the Servicer Indemnified Party seeking indemnification, (ii) Taxes (other than Taxes that represent losses, claims or damages arising from any non-Tax claim) and (iii) Servicer Indemnified Amounts to the extent the same includes losses in respect of Pool Receivables that are uncollectible solely on account of the insolvency, bankruptcy, lack of creditworthiness or other financial inability to pay of the related Obligor. Without limiting or being limited by the foregoing, the Servicer shall pay on demand, to each Servicer Indemnified Party any and all amounts necessary to indemnify such Servicer Indemnified Party from and against any and all Servicer Indemnified Amounts relating to or resulting from any of the following (but excluding Servicer Indemnified Amounts described in clauses (i), (ii) and (iii) above):
(i)
the failure of any information contained in an Information Package to be true and correct, or the failure of any other information provided to such Servicer Indemnified Party by, or on behalf of, the Servicer to be true and correct;
(ii)
the failure of any representation, warranty or statement made or deemed made by the Servicer (or any of its officers) under or in connection with this Agreement or any other Transaction Document to which it is a party to have been true and correct as of the date made or deemed made in all respects when made;
(iii)
the failure by the Servicer to comply with any Applicable Law, rule or regulation with respect to any Pool Receivable or the related Contract,
(iv)
any dispute, claim, offset or defense of the Obligor to the payment of any Receivable in, or purporting to be in, the Receivables Pool resulting from or related to the collection activities with respect to such Receivable;
(v)
any failure of the Servicer to perform its duties or obligations in accordance with the provisions hereof or any other Transaction Document to which it is a party;
(vi)
the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables in, or purporting to be in, the Receivables Pool and the other Collateral, whether at the time of any Credit Extension or Release or at any subsequent time;
(vii)
any failure of a Lock-Box Account Bank to comply with the terms of the applicable Lock-Box Agreement, the termination by a Lock-Box Account Bank of any

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Lock-Box Agreement or any amounts (including in respect of an indemnity) payable by the Administrator to a Lock-Box Account Bank under any Lock-Box Agreement; or
(viii)
any commingling by the Servicer of Collections at any time with other funds.
(b)
If for any reason the foregoing indemnification is unavailable to any Servicer Indemnified Party or insufficient to hold it harmless, then the Servicer shall contribute to the amount paid or payable by such Servicer Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative economic interests of the Servicer and its Affiliates on the one hand and such Servicer Indemnified Party on the other hand in the matters contemplated by this Agreement as well as the relative fault of the Servicer and its Affiliates and such Servicer Indemnified Party with respect to such loss, claim, damage or liability and any other relevant equitable considerations. The reimbursement, indemnity and contribution obligations of the Servicer under this Section shall be in addition to any liability which the Servicer may otherwise have, shall extend upon the same terms and conditions to Servicer Indemnified Party, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Servicer and the Servicer Indemnified Parties.
(c)
Any indemnification or contribution under this Section shall survive the termination of this Agreement.
ARTICLE XIV

MISCELLANEOUS
SECTION 14.01
Amendments, Etc.
(a)
No failure on the part of any Credit Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. No amendment or waiver of any provision of this Agreement or consent to any departure by any of the Borrower or any Affiliate thereof shall be effective unless in a writing signed by the Administrator and the Simple Majority of the Lenders (and, in the case of any amendment, also signed by the Borrower), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (A) no amendment, waiver or consent shall, unless in writing and signed by the Servicer, affect the rights or duties of the Servicer under this Agreement; (B) no amendment, waiver or consent shall, unless in writing and signed by the Administrator and each Lender:
(i)
change (directly or indirectly) the definitions of, Borrowing Base Deficit, Defaulted Receivable, Delinquent Receivable, Eligible Receivable, Facility Limit, Final Maturity Date or Net Receivables Pool Balance contained in this Agreement, or increase the then existing Concentration Percentage for any Obligor or change the calculation of the Borrowing Base;

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(ii)
reduce the amount of Principal or Interest that is payable on account of any Loan or with respect to any other Credit Extension or delay any scheduled date for payment thereof;
(iii)
change any Event of Default;
(iv)
release all or a material portion of the Collateral from the Administrator’s security interest created hereunder;
(v)
release the Performance Guarantor from any of its obligations under the Performance Guaranty or terminate the Performance Guaranty;
(vi)
change any of the provisions of this Section 14.01 or the definition of “Majority Lenders”; or
(vii)
change the order of priority in which Collections are applied pursuant to Section 4.01.

Notwithstanding the foregoing, (A) no amendment, waiver or consent shall increase any Lender’s Commitment hereunder without the consent of such Lender, (B) no amendment, waiver or consent shall reduce any Fees payable by the Borrower to any Lender or delay the dates on which any such Fees are payable, in either case, without the consent of such Lender and (C) at any time when more than one Lender is a party to this Agreement, no consent with respect to any amendment, waiver or other modification of this Agreement shall be required of any Defaulting Lender, except with respect to any amendment, waiver or other modification referred to in clause (i) through (vii) above and then only in the event such Defaulting Lender shall be directly affected by such an amendment, waiver or other modification.

SECTION 14.02
Notices, Etc. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which shall include email communication) and faxed, emailed or delivered, to each party hereto, at its address set forth under its name on Schedule III hereto or at such other address or email address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications by email shall be effective when sent receipt confirmed by electronic or other means (such as by the “return receipt requested” function, as available, return electronic mail or other acknowledgement), and notices and communications sent by other means shall be effective when received.
SECTION 14.03
Assignability; Addition of Lenders.
(a)
Assignment by Lenders. Each Lender may assign to any Eligible Assignee or to any other Lender all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and any Loan or interests therein owned by it); provided, however that
(i)
except for an assignment by a Lender to either an Affiliate of such Lender or any other Lender, each such assignment shall require the prior written consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed;

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provided, however, that such consent shall not be required if an Event of Default or an Unmatured Event of Default has occurred and is continuing);
(ii)
each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement;
(iii)
the amount being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance Agreement with respect to such assignment) shall in no event be less than the lesser of (x) $5,000,000 and (y) all of the assigning Lender’s Commitment; and
(iv)
the parties to each such assignment shall execute and deliver to the Administrator, for its acceptance and recording in the Register, an Assignment and Acceptance Agreement.

Upon such execution, delivery, acceptance and recording from and after the effective date specified in such Assignment and Acceptance Agreement, (x) the assignee thereunder shall be a party to this Agreement, and to the extent that rights and obligations under this Agreement have been assigned to it pursuant to such Assignment and Acceptance Agreement, have the rights and obligations of a Lender hereunder and (y) the assigning Lender shall, to the extent that rights and obligations have been assigned by it pursuant to such Assignment and Acceptance Agreement, relinquish such rights and be released from such obligations under this Agreement (and, in the case of an Assignment and Acceptance Agreement covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

(b)
Register. The Administrator shall, acting solely for this purpose as an agent of the Borrower, maintain at its address referred to on Schedule III of this Agreement (or such other address of the Administrator as the Administrator may notify the other parties hereto) a copy of each Assignment and Acceptance Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders, the Commitment of each Lender and the aggregate outstanding Principal (and stated interest) of the Loans of each Lender from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Servicer, the Administrator, the Lenders, and the other Credit Parties shall treat each Person whose name is recorded in the Register pursuant to the terms of this Agreement as a Lender under this Agreement for all purposes of this Agreement. The Register shall be available for inspection by the Borrower, the Servicer, or any Lender at any reasonable time and from time to time upon reasonable prior notice.
(c)
Procedure. Upon its receipt of an Assignment and Acceptance Agreement executed and delivered by an assigning Lender and an Eligible Assignee or assignee Lender, the Administrator shall, if such Assignment and Acceptance Agreement has been duly completed, (i) accept such Assignment and Acceptance Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower and the Servicer.
(d)
Participations. Each Lender may sell participations to one or more Eligible Assignees (each, a “Participant”) in or to all or a portion of its rights and/or obligations under this

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Agreement (including all or a portion of its Commitment and the interests in the Loans owned by it); provided, however, that
(i)
such Lender’s obligations under this Agreement (including its Commitment to the Borrower hereunder) shall remain unchanged, and
(ii)
such Lender shall remain solely responsible to the other parties to this Agreement for the performance of such obligations.

The Administrator, the Lenders, the Borrower and the Servicer shall have the right to continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Each Participant (A) agrees to be subject to the provisions of Section 5.05 as if it were an assignee under paragraph (a) of this Section 14.03; and (B) shall not be entitled to receive any greater payment under Section 5.01 or 5.03, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation.

(e)
Participant Register. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or its other obligations under any this Agreement) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrator (in its capacity as Administrator) shall have no responsibility for maintaining a Participant Register.
(f)
Assignments by Administrators. This Agreement and the rights and obligations of the Administrator herein shall be assignable by the Administrator or such Lender, and its successors and assigns; provided that in the case of an assignment to a Person that is not an Affiliate of the Administrator or a Lender, so long as no Event of Default or Unmatured Event of Default has occurred and is continuing, such assignment shall require the Borrower’s consent (not to be unreasonably withheld, conditioned or delayed).
(g)
Assignments by the Borrower or the Servicer. Neither the Borrower nor, except as provided in Section 9.01, the Servicer may assign any of its respective rights or obligations hereunder or any interest herein without the prior written consent of the Administrator and each Lender (such consent to be provided or withheld in the sole discretion of such Person).
(h)
Pledge to a Federal Reserve Bank. Notwithstanding anything to the contrary set forth herein, (i) any Lender or any of their respective Affiliates may at any time pledge or grant

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a security interest in all or any portion of its interest in, to and under this Agreement (including rights to payment of Principal and Interest) and any other Transaction Document to secure its obligations to a Federal Reserve Bank, without notice to or the consent of the Borrower, the Servicer, any Affiliate thereof or any Credit Party; provided, however, that that no such pledge shall relieve such assignor of its obligations under this Agreement.
SECTION 14.04
Costs and Expenses. In addition to the rights of indemnification granted under Section 13.01 hereof, the Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the other Transaction Documents (together with all amendments, restatements, supplements, consents and waivers, if any, from time to time hereto and thereto), including (i) the reasonable Attorney Costs for the Administrator and the other Credit Parties with respect thereto and with respect to advising the Administrator and the other Credit Parties as to their rights and remedies under this Agreement and the other Transaction Documents and (ii) reasonable accountants’, auditors’ and consultants’ fees and expenses for the Administrator and the other Credit Parties and the fees and charges of any nationally recognized statistical rating agency incurred in connection with the administration and maintenance of this Agreement or advising the Administrator or any other Credit Party as to their rights and remedies under this Agreement or as to any actual or reasonably claimed breach of this Agreement or any other Transaction Document. In addition, the Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses (including reasonable Attorney Costs), of the Administrator and the other Credit Parties and their respective Affiliates, incurred in connection with the enforcement of any of their respective rights or remedies under the provisions of this Agreement and the other Transaction Documents.
SECTION 14.05
No Proceedings; Limitation on Payments.
(a)
Each of the Servicer, each Lender and each assignee of a Loan or any interest therein, hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, the Borrower any Insolvency Proceeding until one year and one day after the Final Payout Date; provided, that the Administrator may take any such action in its sole discretion following the occurrence of an Event of Default. The provisions of this Section 14.05 shall survive any termination of this Agreement.
SECTION 14.06
Confidentiality.
(a)
Each of the Borrower and the Servicer covenants and agrees to hold in confidence, and not disclose to any Person, the terms of this Agreement or the Fee Letter (including any fees payable in connection with this Agreement, the Fee Letter or any other Transaction Document or the identity of the Administrator or any other Credit Party), except as the Administrator and each Lender may have consented to in writing prior to any proposed disclosure; provided, however, that it may disclose such information (i) to its Advisors and Representatives, (ii) to the extent such information has become available to the public other than as a result of a disclosure by or through the Borrower, the Servicer or their Advisors and Representatives, or (iii) to the extent it should be (A) required by Applicable Law, or in connection with any legal or regulatory proceeding or (B) requested by any Governmental Authority to disclose such information; provided, that, in the case of clause (iii) above, the Borrower and the Servicer will

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use reasonable efforts to maintain confidentiality and will (unless otherwise prohibited by Applicable Law) notify the Administrator and the affected Credit Party of its intention to make any such disclosure prior to making such disclosure. Each of the Borrower and the Servicer agrees to be responsible for any breach of this Section by its Representatives and Advisors and agrees that its Representatives and Advisors will be advised by it of the confidential nature of such information and shall agree to comply with this Section. Notwithstanding the foregoing, it is expressly agreed that each of the Borrower, the Servicer and their respective Affiliates may publish a press release or otherwise publicly announce the existence and principal amount of the Commitments under this Agreement and the transactions contemplated hereby; provided that the Administrator shall be provided a reasonable opportunity to review such press release or other public announcement prior to its release and provide comment thereon; and provided, further, that no such press release shall name or otherwise identify the Administrator, any other Credit Party or any of their respective Affiliates without such Person’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, the Borrower consents to the publication by the Administrator or any other Credit Party of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement.
(b)
Each of the Administrator and each other Credit Party, severally and with respect to itself only, agrees to hold in confidence, and not disclose to any Person, any confidential and proprietary information concerning the Borrower, the Servicer and their respective Affiliates and their businesses or the terms of this Agreement (including any fees payable in connection with this Agreement or the other Transaction Documents), except as the Borrower or the Servicer may have consented to in writing prior to any proposed disclosure; provided, however, that it may disclose such information (i) to its Advisors and Representatives, (ii) to its assignees and Participants and potential assignees and Participants and their respective counsel if they agree in writing to hold it confidential, (iii) to the extent such information has become available to the public other than as a result of a disclosure by or through it or its Representatives or Advisors, (iv) at the request of a bank examiner or other regulatory authority or in connection with an examination of any of the Administrator or any Lender or their respective Affiliates or (v) to the extent it should be (A) required by Applicable Law, or in connection with any legal or regulatory proceeding or (B) requested by any Governmental Authority to disclose such information; provided, that, in the case of clause (v) above, the Administrator and each Lender will use reasonable efforts to maintain confidentiality and will (unless otherwise prohibited by Applicable Law) notify the Borrower and the Servicer of its making any such disclosure as promptly as reasonably practicable thereafter. Each of the Administrator and each Lender, severally and with respect to itself only, agrees to be responsible for any breach of this Section by its Representatives and Advisors and agrees that its Representatives and Advisors will be advised by it of the confidential nature of such information and shall agree to comply with this Section.
(c)
As used in this Section, (i) “Advisors” means, with respect to any Person, such Person’s accountants, attorneys and other confidential advisors and (ii) “Representatives” means, with respect to any Person, such Person’s Affiliates, Subsidiaries, directors, managers, officers, employees, members, investors, financing sources, insurers, professional advisors, representatives and agents; provided that such Persons shall not be deemed to Representatives of a Person unless (and solely to the extent that) confidential information is furnished to such Person.

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(d)
Notwithstanding the foregoing, to the extent not inconsistent with applicable securities laws, each party hereto (and each of its employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure (as defined in Section 1.6011-4 of the Treasury Regulations) of the transactions contemplated by the Transaction Documents and all materials of any kind (including opinions or other tax analyses) that are provided to such Person relating to such tax treatment and tax structure.
SECTION 14.07
GOVERNING LAW. THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF ADMINISTRATOR OR ANY LENDER IN THE COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK).
SECTION 14.08
Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart. The words “execution”, “executed”, “signed”, “signature”, and words of like import in this Agreement and the other Transaction Documents shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 14.09
Integration; Binding Effect; Survival of Termination. This Agreement and the other Transaction Documents contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until the Final Payout Date; provided, however, that the provisions of Sections 5.01, 5.02, 5.03, 11.11, 11.12, 13.01, 13.02, 14.04, 14.05, 14.06, 14.09, 14.11 and 14.13 shall survive any termination of this Agreement.
SECTION 14.10
CONSENT TO JURISDICTION. (a) EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE BORROWER AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH

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ACTION OR PROCEEDING (I) IF BROUGHT BY THE BORROWER, THE SERVICER OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS SECTION 14.10 SHALL AFFECT THE RIGHT OF THE ADMINISTRATOR OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH OF THE BORROWER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
(a)
EACH OF THE BORROWER AND THE SERVICER CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN SECTION 14.02. NOTHING IN THIS SECTION 14.10 SHALL AFFECT THE RIGHT OF THE ADMINISTRATOR OR ANY OTHER CREDIT PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
SECTION 14.11
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT.
SECTION 14.12
Ratable Payments. If any Credit Party, whether by setoff or otherwise, has payment made to it with respect to any Borrower Obligations in a greater proportion than that received by any other Credit Party entitled to receive a ratable share of such Borrower Obligations, such Credit Party agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Borrower Obligations held by the other Credit Parties so that after such purchase each Credit Party will hold its ratable proportion of such Borrower Obligations; provided that if all or any portion of such excess amount is thereafter recovered from such Credit Party, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.
SECTION 14.13
Limitation of Liability.
(a)
No claim may be made by the Borrower or any Affiliate thereof or any other Person against any Credit Party or their respective Affiliates, members, directors, officers, employees, incorporators, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out

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of or related to the transactions contemplated by this Agreement or any other Transaction Document, or any act, omission or event occurring in connection herewith or therewith; and each of the Borrower and the Servicer hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. None of the Credit Parties and their respective Affiliates shall have any liability to the Borrower or any Affiliate thereof or any other Person asserting claims on behalf of or in right of the Borrower or any Affiliate thereof in connection with or as a result of this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby, except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Borrower or any Affiliate thereof result from the breach of contract, gross negligence or willful misconduct of such Credit Party in performing its duties and obligations hereunder and under the other Transaction Documents to which it is a party.
(b)
The obligations of the Administrator and each of the other Credit Parties under this Agreement and each of the Transaction Documents are solely the corporate obligations of such Person. No recourse shall be had for any obligation or claim arising out of or based upon this Agreement or any other Transaction Document against any member, director, officer, employee or incorporator of any such Person.
(c)
The obligations of the Borrower and the Servicer (each, a “Borrower Party”) under this Agreement are solely the corporate obligations of such Person. No recourse shall be had for any obligation or claim arising out of or based upon this Agreement against any member, director, manager, officer, employee or incorporator of any such Borrower Party (solely by virtue of such capacity), other than any obligation or claim against the Performance Guarantor in accordance with the terms of the Performance Guaranty.
SECTION 14.14
Intent of the Parties. The parties intend that the obligations of the Borrower hereunder will be treated under U.S. federal, and applicable state, local and foreign tax law as debt (the “Intended Tax Treatment”). The Borrower, the Servicer, the Administrator and the other Credit Parties agree to file no tax return, or take any action, inconsistent with the Intended Tax Treatment unless required otherwise by law. Each assignee and each Participant acquiring an interest in a Credit Extension, by its acceptance of such assignment or participation, agrees to comply with the immediately preceding sentence.
SECTION 14.15
USA Patriot Act. Each of the Administrator and each of the other Credit Parties hereby notifies the Borrower and the Servicer that pursuant to the requirements of the USA PATRIOT Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the “PATRIOT Act”), the Administrator and the other Credit Parties may be required to obtain, verify and record information that identifies the Borrower, the Originators, the Servicer and the Performance Guarantor, which information includes the name, address, tax identification number and other information regarding the Borrower, the Originators, the Servicer and the Performance Guarantor that will allow the Administrator and the other Credit Parties to identify the Borrower, the Originators, the Servicer and the Performance Guarantor in accordance with the PATRIOT Act. This notice is given in accordance with the requirements of the PATRIOT Act. Each of the Borrower and the Servicer agrees to provide the Administrator and each other Credit Parties, from time to time, with all documentation and other information required by bank regulatory authorities

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under “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act.
SECTION 14.16
Right of Setoff. Each Credit Party is hereby authorized (in addition to any other rights it may have), at any time during the continuance of an Event of Default, to setoff, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by such Credit Party (including by any branches or agencies of such Credit Party) to, or for the account of, the Borrower or the Servicer against amounts owing by the Borrower or the Servicer hereunder (even if contingent or unmatured); provided that such Credit Party shall notify the Borrower or the Servicer, as applicable, promptly following such setoff.
SECTION 14.17
Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 14.18
Mutual Negotiations. This Agreement and the other Transaction Documents are the product of mutual negotiations by the parties thereto and their counsel, and no party shall be deemed the draftsperson of this Agreement or any other Transaction Document or any provision hereof or thereof or to have provided the same. Accordingly, in the event of any inconsistency or ambiguity of any provision of this Agreement or any other Transaction Document, such inconsistency or ambiguity shall not be interpreted against any party because of such party’s involvement in the drafting thereof.
SECTION 14.19
Captions and Cross References. The various captions (including the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement. Unless otherwise indicated, references in this Agreement to any Section, Schedule or Exhibit are to such Section Schedule or Exhibit to this Agreement, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written

.	WORTHINGTON RECEIVABLES COMPANY, LLC By: Name: Title:

WORTHINGTON INDUSTRIES, INC., as the Servicer By: Name: Title:

S-1

Receivables Financing Agreement

749336112 22708133

PNC BANK, NATIONAL ASSOCIATION, as Administrator By: Name: Title:
PNC BANK, NATIONAL ASSOCIATION, as a Lender By: Name: Title:
PNC CAPITAL MARKETS LLC, as Structuring Agent By: Name: Title:

S-2

Receivables Financing Agreement

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EXHIBIT A
Form of Loan Request

[Letterhead of Borrower]

[Date]

[Administrator]

[Lenders]

Re: Loan Request

Ladies and Gentlemen:

Reference is hereby made to that certain Receivables Financing Agreement, dated as of May 19, 2022 among Worthington Receivables Company, LLC (the “Borrower”), Worthington Industries, Inc., as Servicer (the “Servicer”), the Lenders party thereto, PNC Bank, National Association, as Administrator (in such capacity, the “Administrator”) and PNC Capital Markets LLC, as Structuring Agent (as amended, supplemented or otherwise modified from time to time, the “Agreement”). Capitalized terms used in this Loan Request and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

This letter constitutes a Loan Request pursuant to Section 2.02(a) of the Agreement. The Borrower hereby request a Loan in the aggregate amount of [$_______] to be made on [_____, 20__] (of which $[___] will be funded by PNC and $[___] will be funded by [___]. The proceeds of such Loan should be deposited to [Account number], at [Name, Address and ABA Number of Bank]. After giving effect to such Loan, the Aggregate Principal will be [$_______].

The Borrower hereby represents and warrants as of the date hereof, and after giving effect to such Credit Extension, as follows:

(i) the representations and warranties of the Borrower and the Servicer contained in Sections 7.01 and 7.02 of the Agreement are true and correct in all material respects on and as of the date of such Credit Extension as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date;

(ii) no Event of Default or Unmatured Event of Default has occurred and is continuing, and no Event of Default or Unmatured Event of Default would result from such Credit Extension;

(iii) no Borrowing Base Deficit exists or would exist after giving effect to such Credit Extension;

(iv) the Aggregate Principal will not exceed the Facility Limit; and

Exhibit A-1

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(v) the Termination Date has not occurred.

Exhibit A-2

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IN WITNESS WHEREOF, the undersigned has executed this letter by its duly authorized officer as of the date first above written.

Very truly yours,

By:
Name:
Title:

Exhibit A-3

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EXHIBIT B
Form of Reduction Notice

[Letterhead of Borrower]

[Date]

[Administrator]

[Lenders]

Re: Reduction Notice

Ladies and Gentlemen:

Reference is hereby made to that certain Receivables Financing Agreement, dated as of May 19, 2022, among Worthington Receivables Company, LLC, as borrower (the “Borrower”), Worthington Industries, Inc., as Servicer (the “Servicer”), the Lenders party thereto, PNC Bank, National Association, as Administrator (in such capacity, the “Administrator”) and PNC Capital Markets LLC, as Structuring Agent (as amended, supplemented or otherwise modified from time to time, the “Agreement”). Capitalized terms used in this Reduction Notice and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

This letter constitutes a Reduction Notice pursuant to Section 2.02(d) of the Agreement. The Borrower hereby notifies the Administrator and the Lenders that it shall prepay the outstanding Principal of the Lenders in the amount of [$_______] to be made on [_____, 20_]. After giving effect to such prepayment, the Aggregate Principal will be [$_______].

The Borrower hereby represents and warrants as of the date hereof, and after giving effect to such reduction, as follows:

(i) the representations and warranties of the Borrower and the Servicer contained in Sections 7.01 and 7.02 of the Agreement are true and correct in all material respects on and as of the date of such prepayment as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date;

(ii) no Event of Default or Unmatured Event of Default has occurred and is continuing, and no Event of Default or Unmatured Event of Default would result from such prepayment;

(iii) no Borrowing Base Deficit exists or would exist after giving effect to such prepayment; and

(iv) the Termination Date has not occurred.

Exhibit B-1

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In Witness Whereof, the undersigned has executed this letter by its duly authorized officer as of the date first above written.

Very truly yours,

WORTHINGTON RECEIVABLES COMPANY, LLC

By:

Name:

Title:

Exhibit B-2

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EXHIBIT C
[Form of Assignment and Acceptance Agreement]

Dated as of ___________, 20__

Section 1.

Commitment assigned:	$[_____]
Assignor’s remaining Commitment:	$[_____]
Principal allocable to Commitment assigned:	$[_____]
Assignor’s remaining Principal:	$[_____]
Interest (if any) allocable to Principal assigned:	$[_____]
Interest (if any) allocable to Assignor’s remaining Principal:	$[_____]

Section 2.

Effective Date of this Assignment and Acceptance Agreement: [__________]

Upon execution and delivery of this Assignment and Acceptance Agreement by the assignee and the assignor and the satisfaction of the other conditions to assignment specified in Section 14.03(a) of the Agreement (as defined below), from and after the effective date specified above, the assignee shall become a party to, and, to the extent of the rights and obligations thereunder being assigned to it pursuant to this Assignment and Acceptance Agreement, shall have the rights and obligations of a Lender under that certain Receivables Financing Agreement, dated as of May 19, 2022 among Worthington Receivables Company, LLC, Worthington Industries, Inc., as Servicer, the Lenders party thereto, PNC Bank, National Association, as Administrator and PNC Capital Markets LLC, as Structuring Agent (as amended, supplemented or otherwise modified from time to time, the “Agreement”).

(Signature Pages Follow)

Exhibit C-1

749336112 22708133

ASSIGNOR: [_________]

By:
Name:
Title

ASSIGNEE: [_________]

By:
Name:
Title:

[Address]

Accepted as of date first above
written:

PNC BANK, NATIONAL ASSOCIATION,

as Administrator

By:
Name:
Title:

WORTHINGTON RECEIVABLES COMPANY, LLC,

as Borrower

By:
Name:
Title:

Exhibit C-2

749336112 22708133

EXHIBIT D
[Reserved]

Exhibit D-1

749336112 22708133

EXHIBIT E
Credit and Collection Policy

(Attached)

Exhibit E

749336112 22708133

EXHIBIT F
Form of Information Package

(Attached)

Exhibit F

749336112 22708133

EXHIBIT G
Form of Compliance Certificate

To: PNC Bank, National Association, as Administrator

This Compliance Certificate is furnished pursuant to that certain Receivables Financing Agreement, dated as of May 19, 2022, among Worthington Receivables Company, LLC (the “Borrower”), Worthington Industries, Inc., as Servicer (the “Servicer”), the Lenders party thereto, PNC Bank, National Association, as Administrator (in such capacity, the “Administrator”) and PNC Capital Markets LLC, as Structuring Agent (as amended, supplemented or otherwise modified from time to time, the “Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1. I am the duly elected ________________of the Servicer.

2. I have reviewed the terms of the Agreement and each of the other Transaction Documents and I have made, or have caused to be made under my supervision, a detailed review of the transactions and condition of the Borrower during the accounting period covered by the attached financial statements.

3. The examinations described in paragraph 2 above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or an Unmatured Event of Default, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate[, except as set forth in paragraph 5 below].

4. Schedule I attached hereto sets forth financial statements of the Parent and its Subsidiaries for the period referenced on such Schedule I.

[5. Described below are the exceptions, if any, to paragraph 3 above by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Borrower has taken, is taking, or proposes to take with respect to each such condition or event:]

Exhibit G-1

749336112 22708133

The foregoing certifications are made and delivered this ______ day of ___________________, 20___.

[_________]

By:

Name:

Title:

Exhibit G-2

749336112 22708133

SCHEDULE I TO COMPLIANCE CERTIFICATE

A. Schedule of Compliance as of ___________________, 20__ with Section 8.02(i) of the Agreement. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

This schedule relates to the month ended: __________________.

B. The following financial statements of the Parent and its Subsidiaries for the period ending on ______________, 20__, are attached hereto:

Exhibit G-3

749336112 22708133

EXHIBIT H
Closing Memorandum

(Attached)

Exhibit H

749336112 22708133

SCHEDULE I
Commitments

PNC Bank, National Association
Party	Capacity	Commitment
PNC Bank, National Association	Lender	$175,000,000

Schedule I-1

749336112 22708133

SCHEDULE II
Lock-Boxes, Lock-Box Accounts and Lock-Box Account Banks

Lock-Box Account Bank	Lock-Box Account Number	Associated Lock-Box (if any)
JPMorgan Chase Bank, N.A.	557395865	27404

Schedule II-1

749336112 22708133

SCHEDULE III
Notice Addresses

(A) in the case of the Borrower, at the following address:

Worthington Receivables Company, LLC

200 Old Wilson Bridge Road
Columbus, Ohio 43085

Attention: Marcus Rogier
Telephone: (614) 840-4663
Facsimile: (614) 438-7508

(B) in the case of the Servicer, at the following address:

Worthington Industries, Inc.
200 Old Wilson Bridge Road
Worthington, Ohio 43085

Attention: Marcus Rogier
Telephone: (614) 840-4663
Facsimile: (614) 438-7508

(C) in the case of the Administrator, at the following address:

PNC Bank, National Association

The Tower at PNC Plaza

300 Fifth Avenue, 11th Floor

Pittsburgh, PA 15222

Attention: Brian Stanley

Telephone: 412-768-2001

Facsimile: 412-803-7142

Email: brian.stanley@pnc.com

ABFAdmin@pnc.com

(D) in the case of any other Person, at the address for such Person specified in the other Transaction Documents; in each case, or at such other address as shall be designated by such Person in a written notice to the other parties to this Agreement.

Schedule III-1

749336112 22708133